UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

APPROACH RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement and Notice of Special Meeting

Approach Resources Inc.

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

[•], 2016

To Our Stockholders:

It is my pleasure to invite you to the Special Meeting of Stockholders of Approach Resources Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held at One Ridgmar Centre, 6500 West Freeway, Suite 800 in Fort Worth, Texas, on [•], 2017, at [•] a.m. Central Time (the “Special Meeting”).

We are calling the Special Meeting to request our stockholders approve:

(1)	the issuance of shares of common stock in connection with the Initial Exchange and the Follow-On Exchange Offer (each as defined below) under NASDAQ Stock Market Rules 5635(b) and 5635(d) (the “NASDAQ Proposal”);

(2)	an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share (the “Common Stock”) to 180,000,000 shares (the “Authorized Shares Proposal” and, together with the NASDAQ Proposal, the “Transaction Proposals”); and

(3)	an adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of one or both of the Transaction Proposals (the “Adjournment Proposal” and, together with the Transaction Proposals, collectively, the “Proposals”).

We are submitting the Proposals to our stockholders to facilitate a proposed recapitalization of the Company to reduce our debt, leverage and cash interest expense, increase our financial flexibility and better position ourselves to return to growth in the event of a potential recovery in commodity prices. We intend to accomplish this through:

•

an Exchange Agreement (the “Exchange Agreement”) with Wilks Brothers, LLC and SDW Investments, LLC, collectively the largest holder (the “Noteholders”) of our 7.00% senior notes due 2021 (the “Notes”), for the exchange of $130,552,000 of our Notes, which represent approximately 56.7% of our outstanding Notes, for approximately 48.5% of our Common Stock (the “Initial Exchange”);

•

a secondary exchange offer, which will provide remaining holders of $99,768,000 of our Notes (the “Remaining Notes”) the opportunity to exchange their Remaining Notes for Common Stock at an exchange ratio equal to or less than the exchange ratio for the Initial Exchange (the “Follow-On Exchange Offer” and, together with the Initial Exchange, the “Exchange Transactions”); and

•

on completion of the Initial Exchange and Follow-On Exchange Offer, the use of cash otherwise dedicated to interest expense to (i) increase our capital budget and resume growing our production base, and (ii) further pay down our existing debt.

The Initial Exchange is conditioned on, among other things, approval of the NASDAQ Proposal, and the Follow-On Exchange Offer is conditioned on, among other things, the completion of the Initial Exchange and the approval of the Authorized Shares Proposal.

Our board of directors (the “Board”) considered the effects that the Exchange Transactions are expected to have on our Company, and unanimously determined that the substantial debt reduction, cash interest expense savings and decreased leverage contemplated by the Exchange Transactions is critical to unlocking stockholder value in the Company and positioning us to take advantage of a potential recovery in commodity prices. Although we currently are operating substantially within our cash flow, our business is one of natural production declines. We believe that to enhance stockholder value over the long term, we will need to deploy capital to maintain and grow our asset base. To do that, we must reduce our debt and leverage and put ourselves in a position to access additional capital if commodity prices rise. Reducing our overall leverage profile also will enhance our ability to maintain or increase the borrowing base under our credit facility, and refinance our credit facility when it comes due in 2019.

If we are unable to complete the proposed Exchange Transactions, and substantially reduce our debt, we would need to pursue alternative strategies, which may include equity issuances, asset sales, alternative debt for equity exchanges or other debt reduction or restructuring transactions. In our Board’s view, none of these alternatives are as actionable, or are as likely to result in a significant reduction of leverage and preserve value for existing stockholders, as the Exchange Transactions.

Our Board unanimously believes that the NASDAQ Proposal, the Authorized Shares Proposal, and the Adjournment Proposal are each in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” each of the Proposals.

Details of the business to be conducted at the Special Meeting are provided in the attached Notice of Special Meeting and Proxy Statement.

You received these materials with a proxy card that indicates the number of shares that you will be entitled to vote at the Special Meeting according to our records or the records of your broker or other nominee. The Board has determined that owners of record of the Company’s common stock at the close of business on [•], 201[•], are entitled to notice of, and have the right to vote at, the Special Meeting.

On behalf of the Board and our employees, I would like to express my appreciation for your continued interest in the Company.

By Order of the Board of Directors,

J. Ross Craft, P.E.

Chairman, Chief Executive Officer and President

[•], 2016

Fort Worth, Texas

Notice of Special Meeting of Stockholders

and Proxy Statement

[•], 2017 [•] a.m. Central Time	One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas 76116

To Our Stockholders:

Notice is given that a Special Meeting of the Stockholders of Approach Resources Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at One Ridgmar Centre, 6500 West Freeway, Suite 800 in Fort Worth, Texas, on [•], 2017, at [•] a.m. Central Time (the “Special Meeting”).

At the Special Meeting, stockholders will be asked to consider and vote on a proposal to:

1.	Approve the issuance of shares of common stock in connection with the Initial Exchange and the Follow-On Exchange Offer (as defined below) under NASDAQ Stock Market Rules 5635(b) and 5635(d) (the “NASDAQ Proposal”);

2.	Amend our Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 180,000,000 shares (the “Authorized Shares Proposal” and, together with the NASDAQ Proposal, the “Transaction Proposals”);

3.	Approve the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of the Transaction Proposals (the “Adjournment Proposal” and, together with the Transaction Proposals, collectively, the “Proposals”); and

4.	Transact such other business as may properly come before the Special Meeting and any adjournments or postponements of the Special Meeting.

Our Board of Directors unanimously recommends that stockholders vote “FOR” each of the Proposals.

Only stockholders of record at the close of business on [•], 201[•], are entitled to notice of and to vote at the Special Meeting. For specific voting information, see “General Information” beginning on page 1 of the enclosed Proxy Statement. A list of stockholders will be available commencing [•], 201[•], and may be inspected at our offices during normal business hours before the Special Meeting. The list of stockholders will also be available for review at the Special Meeting. If there are not sufficient votes for a quorum or to approve the items of business at the time of the Special Meeting, the Special Meeting may be adjourned or postponed to permit further solicitation of proxies.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy. You may vote by telephone, Internet or mail. To vote by telephone, call 1-800-690-6903 using a touch-tone phone to transmit your voting instructions up until 10:59 p.m. Central Time the day before the Special Meeting date. Please have your proxy card in hand when you call and then follow the instructions. To vote electronically, access www.proxyvote.com over the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time the day before the Special Meeting date. Please have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. You may vote by mail by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors,

J. Ross Craft, P.E.

Chairman, Chief Executive Officer and President

[•], 2016

Fort Worth, Texas

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be held on [•], 2017

This notice of special meeting, the Proxy Statement and the form of proxy card are available at www.proxyvote.com. On this site, you will be able to access these materials and any amendments or supplements to these materials that are required to be furnished to stockholders.

General Information	1

The Exchange Transactions	10

Background of the Exchange Agreement	10
Reasons for the Exchange Agreement	15
Analysis of the Exchange Transactions	18
Opinion of Perella Weinberg Partners	19
Certain Company Forecasts	25
Engagement of Evercore Group L.L.C.	28

The Exchange Agreement	29

Exchange Agreement	29
Stockholders Agreement	30
Registration Rights Agreement	31

The Special Meeting	32

Time, Place and Purpose of the Special Meeting	32
Recommendation of the Board of Directors	32
Record Date and Quorum	32
Vote Required for Approval	32
Shares Held by Company Directors and Executive Officers	33
Voting of Proxies	33
Revocability of Proxies	33
Adjournments and Postponements	34
Rights of Dissenting Stockholders	34
Solicitation of Proxies; Payment of Solicitation Expenses	34
Other Matters	34
Questions and Additional Information	34

Proposal 1 – APPROVAL OF ISSUANCE THAT MAY RESULT IN A CHANGE OF CONTROL UNDER NASDAQ LISTING RULE 5635(b) AND OF MORE THAN 20% OF VOTING POWER UNDER NASDAQ LISTING RULE 5635(d)	35

Purpose and Effect of Approving the NASDAQ Proposal	35
Recommendation	35

Proposal 2 – APPROVAL OF AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES	36

Purpose and Effect of Approving the Amendment to the Company’s Restated Certificate of Incorporation	37
Recommendation	37

Proposal 3 – ADJOURNMENT PROPOSAL	38

Recommendation	38

Stock Ownership Matters	39

Section 16(a) Beneficial Ownership Reporting Compliance	39
Security Ownership of Management and Certain Beneficial Owners	39

Stockholder Proposals and Director Nominations for the 2017 Annual Meeting of Stockholders	40

Other Matters	41

Additional Information About Us	42

Incorporation by Reference	43

Annex A – Perella Weinberg Partners Opinion	A-1

Annex B – Exchange Agreement	B-1

Annex C – Form of Amendment to Restated Certificate of Incorporation	C-1

APPROACH RESOURCES INC.

PROXY STATEMENT

Special Meeting of Stockholders—[•], 2017

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Approach Resources Inc., a Delaware corporation (the “Company,” “Approach,” “we,” “us” or “our”), for use at a special meeting of stockholders and any adjournments or postponements of the meeting (the “Special Meeting”). The Special Meeting will be held at One Ridgmar Centre, 6500 West Freeway, Suite 800 in Fort Worth, Texas, on [•], 2017, at [•] a.m. Central Time. The Notice of Special Meeting, this Proxy Statement and the enclosed proxy card are being mailed to stockholders beginning on or about [•], 2016.

GENERAL INFORMATION

Q.	Why am I receiving these proxy materials?

A.	On November 2, 2016, we entered into an Exchange Agreement (the “Exchange Agreement”) with Wilks Brothers, LLC and SDW Investments, LLC (collectively, the “Noteholders”) for the exchange (the “Initial Exchange”) of $130,552,000 of our 7.00% senior notes due 2021 (the “Notes”) held by the Noteholders for 39,165,600 new shares of common stock, par value $0.01 per share, of the Company (“Common Stock”). The Notes held by the Noteholders represent approximately 56.7% of our total outstanding Notes, and the shares of Common Stock issued in exchange for those Notes will represent approximately 48.5% of our total outstanding Common Stock immediately following the Initial Exchange. The terms of the Exchange Agreement are more fully described below under the caption “The Exchange Agreement.”

The Initial Exchange requires stockholder approval of the issuance of shares of Common Stock in the Initial Exchange and the Follow-On Exchange Offer (each as defined below) under NASDAQ Stock Market Rules 5635(b) and 5635(d) (the “NASDAQ Proposal”). The Initial Exchange is expected to occur following satisfaction of the closing conditions in the Exchange Agreement, including stockholder approval of the NASDAQ Proposal.

On completion of the Initial Exchange, we intend to launch an exchange offer (the “Follow-On Exchange Offer” and, together with the Initial Exchange, the “Exchange Transactions”) to all other holders of our Notes to exchange all of the Notes that remain outstanding following the Initial Exchange (the “Remaining Notes”) for newly issued shares of our Common Stock at an exchange ratio equal to or less than the exchange ratio in the Initial Exchange.

Aggregating the Initial Exchange with the maximum number of shares issuable in the Follow-On Exchange Offer, we would need to issue up to a maximum of 69,096,000 shares of our Common Stock, which would cause us to exceed the number of shares authorized by our Restated Certificate of Incorporation. As a result, we have conditioned our obligation to launch the Follow-On Exchange Offer on stockholder approval of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share (the “Common Stock”) to 180,000,000 shares (the “Authorized Shares Proposal” and, together with the NASDAQ Proposal, the “Transaction Proposals,” and the Transaction Proposals, with the Adjournment Proposal, collectively the “Proposals”). However, if the NASDAQ Proposal is not approved, we will not adopt the Authorized Shares Proposal.

The Exchange Transactions are being pursued to reduce our debt, leverage and cash interest expense, and increase our financial flexibility during the current period of volatile commodity prices in the oil and gas industry, which has had a significant, adverse effect on the Company. As of September 30, 2016, we had approximately $505.3 million principal amount of long-term debt on our balance sheet, and had incurred $19.1 million of cash interest expense on our statement of operations for the nine months ending September 30, 2016. We also have had declining cash flows from operations due to the decline in oil and gas prices, reduced drilling and the expiration of our commodity derivatives contracts entered into at higher oil and gas prices than are currently available in the market.

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PROXY STATEMENT

The Exchange Transactions consist of:

•	the Initial Exchange, on the terms and conditions in the Exchange Agreement; and

•	the separate Follow-On Exchange Offer, on the terms and conditions to be contained in a separate exchange offer document and consistent with the descriptions in the Exchange Agreement.

On the completion of the Initial Exchange and the Follow-On Exchange Offer the Company will have significantly reduced interest expense as a result of the decrease in our outstanding Notes, and we intend to use cash that we previously used for interest expense to (i) increase our capital budget and resume growing our production base, and (ii) further pay down our existing debt.

To permit us to complete the Exchange Transactions, we are providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at the Special Meeting on the Transaction Proposals. If the NASDAQ Proposal is approved by our stockholders, we will complete the Initial Exchange, subject to satisfaction or waiver of other closing conditions, regardless of whether the Authorized Shares Proposal is approved.

The terms of the Follow-On Exchange Offer will be contained in a separate exchange offer document and will be consistent with the descriptions in the Exchange Agreement. We cannot assure you whether the Follow-On Exchange Offer will be successful, or whether some, all or no Remaining Notes will be exchanged for Common Stock in the Follow-On Exchange Offer.

Q.	Who are the Noteholders and why are they interested in an investment in Approach?

A.	Wilks Brothers, LLC and SDW Investments, LLC are investment arms of the Wilks Family Office, based in Cisco, Texas. The Wilks Family Office holds significant public and private market investments across multiple sectors, including real estate, energy lifecycle and exploration and production (“E&P”). In 2002, the family founded Frac Tech, a hydraulic fracturing and oil field services firm, and grew the firm into the largest independent pressure pumping provider in North America before selling its stake in 2011. The Wilks Family Office currently owns ProFrac Services and Strata Scout Drilling, both oilfield service companies. The Noteholders began acquiring our Notes in 2015. Representatives of the Wilks Family Office have stated that they are excited about the opportunity to partner with the stockholders and management of Approach. They further have stated that they believe we have excellent assets and management, and that with a transformed balance sheet, they are confident in the opportunities for growth and value expansion for Approach.

Q.	What is the purpose of the Initial Exchange and the Follow-On Exchange Offer, and why are they important?

A.	The Initial Exchange is conditioned on, among other things, the approval of the NASDAQ Proposal. The Follow-On Exchange Offer is conditioned on completion of the Initial Exchange and approval of the Authorized Shares Proposal.

If completed in their entirety, the Initial Exchange and Follow-On Exchange Offer would reduce the principal amount of our long-term debt by approximately $230.3 million, or 46%, as of September 30, 2016, and total cash interest expense would decrease by up to $70 million over the remaining life of the Notes. Moreover, our annual cash interest expense would decline by approximately $16.1 million. If half of the Remaining Notes are exchanged in the Follow-On Exchange Offer, we still would reduce our debt by approximately $180.4 million, or 36%, as of September 30, 2016, our annual cash interest expense would decline by approximately $12.6 million and our total cash interest expense would decrease by up to $55 million over the remaining life of the Notes. The terms of the Follow-On Exchange Offer will be included in a separate exchange offer document and consistent with the descriptions in the Exchange Agreement. We cannot assure you whether the Follow-On Exchange Offer will be successful, or whether some, all or no Remaining Notes will be exchanged for Common Stock in the Follow-On Exchange Offer.

Reducing our debt and cash interest expense will allow us to increase our capital investment using cash freed up by interest savings, enabling us to return to growth. A delevered balance sheet also will allow us access to additional capital that could be used to grow the enterprise or otherwise enhance stockholder value through mergers or acquisitions.

Sufficiently reducing our overall leverage profile also would materially enhance our ability to renew and refinance our senior secured credit facility (the “Credit Facility”) currently set to mature in May 2019. The Office of the Comptroller of

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PROXY STATEMENT

the Currency (“OCC”), a government regulation agency with oversight of bank lending, recently implemented new guidelines for classifying commercial bank loans to the oil and gas industry. In particular, the new rules stipulate that any oil and gas borrower with a leverage ratio of total debt over trailing 12-month EBITDAX of under 3.5x be classified as “Pass” and those with a ratio over 4.0x be classified as “Substandard,” “Doubtful” or “Loss.” Such classifications significantly affect our bank group’s ability to extend new loans through an increased borrowing base, even if our reserves base grows, therefore capping our ability to access new capital through the Credit Facility. In addition, because our leverage profile exceeds OCC guidelines, our ability to refinance outstanding borrowings under our Credit Facility will be at risk. The Exchange Transactions, if fully subscribed, would put us on track to reduce our leverage from 8.0x at September 30, 2016, to below 3.5x by May 7, 2019, the maturity date of the Credit Facility, through debt reduction as part of the Exchange Transactions and growth in EBITDAX from reinvestment of saved interest expense. Obtaining a “Pass” rating under the OCC guidelines will reduce our refinancing risk and help ensure access to low-cost commercial bank loans.

If the Initial Exchange is completed, and the Follow-On Exchange Offer is not, or if the Follow-On Exchange Offer is only 50% subscribed, we would be on track to reduce our leverage from 8.0x at September 30, 2016 to approximately 5.1x or 4.3x, respectively, at May 7, 2019, the maturity date of our Credit Facility.

If we are unable to complete the proposed Exchange Transactions and substantially reduce our debt, we will need to pursue alternative strategies, which may include equity issuances, asset sales, alternative debt for equity exchanges or other debt reduction or restructuring transactions. Each of these alternatives involves uncertainties, potential delays and litigation risks. In such an event, we expect that the end result would be more dilutive or less value-enhancing to existing stockholders than the Exchange Transactions, and leave us less well positioned to resume growth and take advantage of a recovery in commodity prices.

Q.	What will happen to the Company if the Exchange Transactions are completed?

A.	If the Exchange Transactions are completed, our leverage, cash flow and liquidity will be improved, which we believe will provide us with more time to realize the benefits of any commodity price recovery. We will be able to use cash previously dedicated to interest expense on our capital expenditures budget for future growth, or for further debt reduction. Also, as part of the Exchange Agreement, the Noteholders have agreed to remove certain restrictive covenants from the indenture governing our Notes, as more fully described below under the caption “The Exchange Agreement,” providing us with additional financial flexibility.

If the Initial Exchange is successful, 39,165,600 new shares of Common Stock will be issued to the Noteholders. If 50% of the Remaining Notes are exchanged in the Follow-On Exchange Offer, up to an additional 14,965,200 shares of Common Stock will be issued, and if all of the Remaining Notes are exchanged in the Follow-On Exchange Offer, up to an additional 29,930,400 shares of Common Stock will be issued.

Q.	What are the recommendations of the Board?

A.	The Board unanimously recommends that you vote FOR the approval of each of the Proposals. The reasons for this recommendation are more fully described below under the caption “Reasons for the Exchange Agreement.”

Q.	When and where is the Special Meeting?

A.	The Special Meeting will be held at One Ridgmar Centre, 6500 West Freeway, Suite 800 in Fort Worth, Texas, on [•], 2017, at [•] a.m. Central Time.

Q.	Who can attend and vote at the Special Meeting?

A.	Stockholders as of the close of business on [•], 201[•] (the “Record Date”) are entitled to attend and vote at the Special Meeting. We will make available at our executive offices an alphabetical list of stockholders entitled to vote at the Special Meeting for examination by any stockholder during ordinary business hours beginning 10 days before the Special Meeting.

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PROXY STATEMENT

Q.	How do I vote my shares?

A.	If your shares are held in your name, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

•

By Internet. You may submit a proxy electronically by the Internet at www.proxyvote.com. Please have your proxy card, which includes your personal control number, on hand when you log onto the website. Internet voting will close and no longer be available as of 10:59 p.m. Central Time on [•], 2017.

•

By Telephone. You may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting will close and no longer be available as of 10:59 p.m. Central Time on [•], 2017.

•	By Mail. If you request paper copies of the proxy materials by mail, you may submit a proxy by signing, dating and returning your proxy card in the pre-addressed envelope provided.

•	In Person. You may vote in person at the Special Meeting by completing a ballot; however, attending the meeting without completing a ballot will not count as a vote.

If you vote by granting a proxy, the proxy holders will vote the shares according to your instructions. If you submit a proxy without giving specific voting instructions, the proxy holders will vote those shares as recommended by our Board. If you plan to vote in person at the Special Meeting and your shares are held in your name, please bring proof of identification. Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Special Meeting.

If your shares are held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow for your shares to be voted. We expect Internet and telephone voting to be offered to street name stockholders. You also may vote in person at the Special Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the voting instruction form or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Special Meeting. If you plan to vote in person at the Special Meeting and you have obtained a legal proxy from your broker, bank or other nominee, please bring proof of identification. If your shares are held in street name in a brokerage account or by a bank or other nominee, you must provide your broker with instructions on how to vote your shares for your shares to be voted on Proposals 1, 2 and 3. If you do not instruct your broker on how to vote these proposals, your shares will not be voted on these matters.

Q.	What are my voting choices?

A.	You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any proposal to be voted on at the Special Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted according to the recommendations of our Board and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q.	How many shares can I vote?

A. Each record holder of Common Stock is entitled to one vote for each share held.

Q.	Can I change or revoke my vote?

A.	Yes. Even if you submitted a proxy by telephone or by the Internet or if you signed the proxy card in the form accompanying this Proxy Statement, you may revoke your proxy and change your vote. You can revoke your proxy any time before it is exercised by giving written notice to the Corporate Secretary specifying such revocation. You also may revoke your proxy by a later-dated proxy by telephone or by the Internet or by timely delivery of a valid, later-dated proxy by mail or by voting by ballot at the Special Meeting. Your attendance at the Special Meeting in itself will not automatically revoke a previously submitted proxy. However, if you hold your shares through a broker, bank or nominee and have instructed your broker, bank or nominee how to vote your shares, you must follow directions received from the broker, bank or nominee to change your vote or to vote at the Special Meeting.

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PROXY STATEMENT

Q.	What constitutes a Quorum?

A.	There must be a quorum for the Special Meeting to be held. A quorum is the presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. Proxies that are voted “FOR,” “AGAINST” or “ABSTAIN” on a matter are treated as being present at the Special Meeting for purposes of establishing a quorum and also treated as shares “represented and voting” at the Special Meeting regarding that matter.

Since there are no routine matters being voted on at the Special Meeting, we will not have any broker non-votes, which are described in more detail below, at the Special Meeting.

As of the close of business on [•], 201[•], there were [•] shares of our Common Stock outstanding and entitled to vote at the Special Meeting.

Q.	What is a broker non-vote?

A.	Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (1) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (2) the bank, broker or other nominee lacks discretionary voting power to vote the shares. A bank, broker or other nominee does not have discretionary voting power for the approval of “non-routine” matters without specific voting instructions from the beneficial owners of the shares.

If the proposals to be acted on at any meeting include both routine and non-routine matters, the banker, broker or other nominee may turn in a proxy card for uninstructed shares that votes on routine matters but not on non-routine matters. Each of the NASDAQ Proposal, the Authorized Shares Proposal and the Adjournment Proposal is considered a non-routine matter. As a result, banks, brokers and other nominees are not allowed to vote on these matters unless they have received voting instructions from the beneficial owner of the shares. Your bank, broker or other nominee will send you instructions on how you can instruct them to vote on the Proposals. If you do not provide voting instructions, your bank, broker or other nominee will not vote your shares on the Proposals.

Q.	How many votes are needed to approve each of the Proposals?

A.	The approval of the NASDAQ Proposal requires the affirmative vote of a majority of the shares of Common Stock present at the Special Meeting, in person or represented by proxy. Abstentions will have the same effect as a vote AGAINST the NASDAQ Proposal.

The approval of the Authorized Shares Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions will have the same effect as a vote AGAINST the Authorized Shares Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present at the Special Meeting, in person or represented by proxy. Abstentions will have the same effect as a vote AGAINST the Adjournment Proposal.

The voting requirements for each proposal are more fully described below under the caption “The Special Meeting—Vote Required for Approval.”

If the NASDAQ Proposal is not approved, we will not adopt the Authorized Shares Proposal.

Q.	What do I need to do now?

A.	We urge you to read this Proxy Statement carefully. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting. Holders of record also may vote by telephone or Internet by following the instructions on the proxy card.

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PROXY STATEMENT

Q.	What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A.	If you fail to sign, date and return your proxy card or fail to vote by telephone or Internet as provided on your proxy card, your shares will not be counted toward establishing a quorum for the Special Meeting.

If you submit your proxy but abstain from voting on one or more Proposals, your shares will be counted as present at the meeting for the purpose of determining if a quorum exists.

If your shares are held in street name and you do not provide voting instructions to your broker as described above, your broker does not have the discretionary authority to vote your shares regarding the Proposals.

Q.	What will happen if the NASDAQ Proposal is not approved?

A.	If the NASDAQ Proposal is not approved, the proposed Initial Exchange and Follow-On Exchange Offer will not be completed. If we are unable to complete the proposed Exchange Transactions and substantially reduce our debt, we will need to pursue alternative strategies, which may include equity issuances, asset sales, alternative debt for equity exchanges or other debt reduction or restructuring transactions, with each alternative potentially resulting in significantly less value to existing stockholders.

Moreover, if the NASDAQ Proposal is not approved, we will not adopt the Authorized Shares Proposal.

Q.	What will happen if the Authorized Shares Proposal is not approved?

A.	If the Authorized Shares Proposal is not approved, the proposed Initial Exchange will still be completed, provided the NASDAQ Proposal is approved and subject to the satisfaction or waiver of the other closing conditions in the Exchange Agreement, but the Follow-On Exchange Offer will not occur. In that event, we may determine to pursue additional measures to further reduce our debt, which may include equity issuances, asset sales, alternative debt for equity exchanges or other debt reduction or restructuring transactions, with each alternative potentially resulting in significantly less value to existing stockholders.

Q.	Am I entitled to appraisal rights?

A.	No. You will have no right under Delaware law to seek appraisal of your shares of our Common Stock in connection with the Proposals.

Q.	Can I vote on other matters?

A.	We do not expect any other matter to come before the meeting. If any other matter is properly presented at the Special Meeting, the signed proxy gives the individuals named as proxies authority to vote the shares on that matter at their discretion.

Q.	Can I obtain an electronic copy of the proxy material?

A.	Yes, this Proxy Statement, the accompanying notice of Special Meeting and the proxy card are available on the Internet at www.proxyvote.com.

Q.	What happens if the Special Meeting is adjourned or postponed?

A.	Although it is not expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting, whether or not a quorum exists. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time before their use.

Q.	Who is soliciting my proxy, and what are the costs?

A.

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability and related proxy materials. In addition to solicitation by mail, our directors, officers and employees may

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PROXY STATEMENT

solicit proxies personally or by telephone, email, facsimile or other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held by such persons, and we may reimburse those brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. To assist in the solicitation of proxies, we have engaged Okapi Partners LLC, which will receive a fee of approximately $12,000, plus out-of-pocket expenses.

If you have any questions about this Proxy Statement or the Special Meeting, please contact Investor Relations at Approach Resources Inc., One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116, or by telephone at (817) 989-9000.

Q.	Who can help answer my other questions?

A.	If you have more questions about the Proposals or voting, you should contact Okapi Partners LLC, who is assisting us with the proxy solicitation, by calling toll free at (877) 259-6290. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you also should call that broker or other nominee for additional information.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in or incorporated by reference into this Proxy Statement, or filings with the Securities and Exchange Commission (the “SEC”) and our public releases contain forward looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include information concerning the Exchange Transactions, future financial results, future production and reserves, schedules, plans, timing of development, contributions from oil and natural gas properties and marketing and midstream activities, and also include those statements accompanied by or that otherwise include the words “will,” “may,” “could,” “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “predicts,” “target,” “goal,” “plans,” “objective,” “potential,” “should,” or similar expressions or variations on such expressions that convey the uncertainty of future events or outcomes. For such statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, including Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and assumptions about future events. These statements are based on certain assumptions and analyses made by us because of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that these expectations will prove to be correct. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

These forward-looking statements involve risk and uncertainties. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, the following risk and uncertainties:

•

the inability to complete either or both of the Exchange Transactions due to the failure to obtain approval of our stockholders of the NASDAQ Proposal or the Authorized Shares Proposal, or the failure of other conditions to closing of the Initial Exchange or Follow-On Exchange Offer;

•	the failure to achieve 100% participation in the Follow-On Exchange Offer, if commenced;

•	our ability to recognize the anticipated benefits of the Exchange Transactions or otherwise address our near term liquidity needs;

•	costs related to the Exchange Transactions;

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PROXY STATEMENT

•

our ability to comply with the financial covenants in our debt instruments and our available liquidity even if the Exchange Transactions are successfully implemented, particularly if oil, natural gas liquid (“NGL”) and natural gas prices remain depressed;

•	uncertainties in drilling, exploring for and producing oil and gas;

•	oil, NGL and natural gas prices;

•	our leverage negatively affecting our semiannual redetermination of our Credit Facility;

•	overall United States and global economic and financial market conditions;

•	domestic and foreign demand and supply for oil, NGLs, natural gas and the products derived from these hydrocarbons;

•	the willingness and ability of the Organization of Petroleum Exporting Countries to set and maintain oil price and production controls;

•	our ability to obtain additional financing necessary to fund our operations and capital expenditures and to meet our other obligations;

•	our ability to maintain a sound financial position;

•	our cash flows and liquidity;

•	the effects of government regulation and permitting and other legal requirements, including laws or regulations that could restrict or prohibit hydraulic fracturing;

•	disruption of credit and capital markets;

•	disruptions to, capacity constraints in or other limitations on the pipeline systems that deliver our oil, NGLs and natural gas and other processing and transportation considerations;

•	marketing of oil, NGLs and natural gas;

•	high costs, shortages, delivery delays or unavailability of drilling and completion equipment, materials, labor or other services;

•	competition in the oil and gas industry;

•	uncertainty regarding our future operating results;

•	profitability of drilling locations;

•	interpretation of 3-D seismic data;

•	replacing our oil, NGL and natural gas reserves;

•	our ability to retain and attract key personnel;

•	our business strategy, including our ability to recover oil, NGLs and natural gas in place associated with our Wolfcamp shale oil resource play in the Permian Basin;

•	development of our current asset base or property acquisitions;

•	estimated quantities of oil, NGLs and natural gas reserves and present value thereof;

•	plans, objectives, expectations and intentions contained in this Proxy Statement that are not historical; and

•

other factors discussed in “Risk Factors” and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, our Annual Report on Form 10-K for the year ended December 31, 2015, and in our other public filings, press releases and discussions with our management.

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PROXY STATEMENT

Any of these factors and other factors in this Proxy Statement or any documents incorporated by reference could cause our actual results to differ materially from the results implied by these or any other forward-looking statements made by us. Although we believe our plans, intentions and expectations reflected in the forward-looking statements we make are reasonable, we can give no assurance that we will achieve these plans, intentions or expectations. Our assumptions about future events may prove to be inaccurate. We caution you that the forward-looking statements contained in this Proxy Statement are not guarantees of future performance, and we cannot assure you that those statements will be realized or the forward-looking events and circumstances will occur. All forward-looking statements speak only as of the date of this Proxy Statement.

We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

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PROXY STATEMENT

THE EXCHANGE TRANSACTIONS

Background of the Exchange Agreement

In the ordinary course, the Board and management review and discuss the Company’s long-term business and operational strategies and regularly assess the Company’s performance, strategies, risks and opportunities. As part of these ongoing efforts, the Board and management regularly review and evaluate various financial and strategic alternatives. In addition, from time to time, the Company and its representatives have been approached by other parties regarding possible strategic and investment transactions.

Beginning in the second half of 2014, commodity prices, particularly for crude oil, began to decline sharply. The decline became precipitous late in the fourth quarter of 2014 and continued throughout 2015. The magnitude of this price decline has materially and adversely impacted the results of the Company’s operations and led to substantial reductions in its drilling program, and eventually a complete suspension of drilling activities in the third quarter of 2015. The Company’s drilling and completion program resumed in a limited fashion in 2016, funded out of operating cash flow, and only to the extent that the Company believed was necessary to keep core acreage. During this period of commodity price decline and resulting market volatility, the Board and management focused on strategic alternatives to reduce debt and maximize stockholder value, including mergers, financial investments, acquisitions, equity issuances and debt exchanges. Throughout the second half of 2014, the Board and management discussed these potential strategic alternatives and, in January 2015, the Board instructed management to explore these opportunities.

Following the Board’s direction, management met with representatives of various parties, including both public and private upstream companies and U.S. and international financial and strategic investors, to discuss potential strategic alternatives.

Beginning in the fourth quarter of 2014, management engaged in discussions with representatives of a strategic party (“Company A”), a public company based in Asia with global energy investments, who expressed an interest in acquiring the assets of the Company. The Company signed a confidentiality agreement with Company A in January 2015 and discussions with Company A continued during the first quarter of 2015.

In January 2015, the CEO of a second strategic party (“Company B”), a public E&P company, met with J. Ross Craft, the Company’s Chairman, CEO and President, in Fort Worth, Texas to discuss the Company’s operations. Later that month, Company B’s CEO and Mr. Craft met again to discuss an exchange of data in contemplation of a potential strategic transaction, including a potential stock for stock merger. Following these discussions, the Company executed a confidentiality agreement with Company B on January 16, 2015. The respective parties’ engineering advisors met later that month to discuss the data exchanged.

On January 29, 2015, the Board met at a regularly scheduled meeting. As part of that meeting, the Board reviewed with Evercore Group L.L.C. (“Evercore”) potential strategic alternatives. The Board also reviewed its fiduciary duties to stockholders with Delaware counsel. At the meeting, the Board authorized the retention of Evercore for a one-year term as its financial advisor to assist the Board in engaging in a review and potential consideration of strategic alternatives because of market changes and the continued decline in commodity prices. The Board considered it advisable and appropriate to engage Evercore because of Evercore’s familiarity with the Company, expertise in oil and gas mergers and acquisitions advisory services and reputation in the industry. In connection with the Company’s retention of Evercore, the Board authorized Evercore and management to proceed with contacting third parties and, with Evercore’s assistance, identified a group of potential counterparties most likely to be interested in a strategic transaction with the Company. Following this Board meeting, Evercore and management began contacting those potential counterparties to solicit their interest in a strategic transaction with the Company. In addition to soliciting potential counterparties, the Company continued to evaluate standalone alternatives, including operating the Company with reduced capital expenditures until commodity prices recovered.

In March 2015, Company B delivered a preliminary indication of interest for an at-market stock-for-stock transaction with no associated premium. Mr. Craft met with Company B’s CEO, and technical evaluation teams and independent reserves engineers conducted further diligence. Mr. Craft also updated the Board on the status of the process.

Also in March 2015, management met with management from a third strategic party (“Company C”), a public E&P company, to discuss a possible business combination. Company C executed a confidentiality agreement in early April 2015

10

PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

and, later that month, Mr. Craft met with Company C’s CEO to further discuss a potential merger. Discussions between Mr. Craft and Company C’s CEO were informal and focused on how the companies might combine, the potential cost savings that could be realized from a potential transaction and potential exchange ratios. Following this meeting, Mr. Craft and Company C’s CEO determined to exchange further information and engage in mutual diligence. Informal discussions, data exchange and diligence continued throughout the summer of 2015, until Company C informed the Company’s management that Company C’s focus on other strategic initiatives prevented Company C from continuing to pursue a transaction at the time.

In mid-March 2015, the Company and Company A determined that a transaction would not be attainable at the valuations discussed.

On April 17, 2015, Company B informed Mr. Craft that, due to valuation differences and recent movement in each company’s stock price, Company B had determined not to proceed on the terms in the preliminary indication of interest that Company B delivered to the Company in March 2015. Nonetheless, informal discussions continued with Company B through August 2015.

Also in April 2015, the lender group under the Company’s Credit Facility completed their semiannual borrowing base redetermination, which reaffirmed their aggregate lender commitments of $450 million, but decreased the Company’s borrowing base to $525 million from $600 million. The lender group attributed the decrease in borrowing base to the declining commodity price environment.

On May 5, 2015, the Board met, and management provided an update regarding ongoing discussions with potential strategic counterparties. Following the update, the Board instructed management to continue to explore potential strategic options.

On June 2, 2015, the Board met again, and management again updated the Board on the course of discussions with potential strategic partners.

On July 1, 2015, the Board met to discuss strategic options available to the Company at that time and to discuss the status of the strategic review process. As part of that meeting, representatives from Evercore updated the Board on the status of the strategic review, including potential counterparties contacted and the feedback each party provided. Evercore also discussed various strategic options, including pursuing a strategic transaction and maintaining the status quo. Due to the lack of actionable transactions, the Board, following Evercore’s advice, determined to pursue a more structured process with a limited number of selected counterparties to determine market demand for a potential business combination that could be compared against other strategic options. Evercore discussed with the Board potential counterparties to contact for the final round of discussions, and the Board requested that such potential counterparties deliver indications of interest by the end of July 2015.

Beginning on July 2, 2015, Evercore and management started contacting the potential counterparties that Evercore had identified to the Board at the prior Board meeting. In connection with this structured review of strategic alternatives, a total of eight potential counterparties were contacted and confidentiality agreements were entered into with seven of them.

Between July 1 and July 28, 2015, the Company received one indication of interest, and seven counterparties indicated they were not interested in pursuing a potential transaction at that time. The company that submitted a formal indication of interest, Company B, based their bid and valuation of the Company solely on proved developed producing reserves due to the then-current commodity price environment.

In August 2015, the Board met to discuss the results of the process conducted with the assistance of Evercore and determined, following its discussion with Evercore, that pursuing a transaction with Company B at the valuation in their indication of interest would not be in the best interest of the Company’s stockholders. The Board directed management and Evercore to re-evaluate Company B’s proposal after the Company and Company B reported second quarter 2015 financial results. Pursuant to the Board’s instructions, Mr. Craft and the Company’s Chief Financial Officer, Sergei Krylov, continued to engage in discussions with Company B’s financial advisor until early September 2015, after which no further discussions were held.

Throughout the second half of 2015, management also engaged in discussions with a fourth strategic party (“Company D”), a public, international holding company also based in Asia, who expressed an interest in a purchase of equity or assets of the Company. The parties executed a confidentiality agreement in September 2015.

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PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

In August 2015, the Company announced that, due to the prolonged low commodity price outlook, it would suspend drilling and completion activities for the remainder of 2015.

In September 2015, the lenders under the Credit Facility completed their semiannual borrowing base redetermination, which reaffirmed the aggregate lender commitments of $450 million, but again decreased the Company’s borrowing base, this time to $450 million.

In October 2015, management met with a fifth strategic party (“Company E”), a North American, upstream oil and gas subsidiary of an Asian-based parent company, who expressed an interest in buying substantially all of the Company’s assets.

On November 26, 2015, Company E proposed an estimated valuation of the Company. On November 30, 2015, Company E executed a confidentiality agreement. In January 2016, Company E informed Mr. Craft that it had acquired different assets and was no longer interested in pursuing an acquisition of the Company’s assets.

Also in October 2015, the Chief Financial Officer of a sixth strategic party (“Company F”), a public E&P company, met with Mr. Craft in Fort Worth, Texas to discuss a possible business combination between Company F and the Company. Later that month, Mr. Craft met with the Chairman/CEO and CFO of Company F to continue these discussions. Informal discussions between Company F and the Company continued until December 2015, when Company F put discussions on hold amid the continued decline in commodity prices. Discussions between the parties did not resume.

Also in October 2015, Mr. Krylov met with representatives of the Noteholders to discuss the Company’s general investor presentation and possible interest in an additional investment in the Company.

In January 2016, the engagement of Evercore by the Company expired in accordance with its terms.

At the Board’s meeting on January 28, 2016, management outlined a separate process, pursuant to which it continued contacting potential counterparties to discuss a potential financial investment, including second lien investments, backstopped rights offerings and other potential equity offerings.

Also on January 28, 2016, Mr. Krylov had discussions with the Noteholders to follow up on their prior conversations, and the Noteholders indicated that they had an interest in further investments in the Company.

In mid-February 2016, Mr. Krylov met again with representatives of the Noteholders to discuss a potential backstopped rights offering.

On March 2, 2016, the Board was again briefed by Mr. Krylov on, and discussed, potential liability management options, including possible transactions to reduce the Company’s outstanding debt.

On March 3, 2016, the Company announced a capital budget range for 2016 of $20 million to $80 million, dependent on the direction of commodity prices in 2016. This budget was significantly reduced from $160 million in 2015, to allow the Company to more closely target capital spending to cash flow while also preserving liquidity.

On March 14, 2016, management met with representatives of the Noteholders in Fort Worth, Texas. At this meeting, the Noteholders proposed backstopping a rights offering, the proceeds of which would be used to redeem certain outstanding Notes, and restructuring the remaining Notes through a prepackaged Chapter 11 bankruptcy filing. Under this transaction, existing stockholders would have received approximately 10% of the reorganized company.

On March 22, 2016, the Noteholders delivered a term sheet to the Company that contemplated an out-of-court transaction, with stockholders again receiving approximately 10% of the reorganized company.

Management also held multiple meetings with Company D during the first quarter of 2016, resulting in a below-market expression of interest in March 2016. Discussions with Company D continued until early April 2016, when Company D informed management that it was shifting its focus away from a potential oil and gas investment.

On April 8, 2016, Mr. Krylov had a call with the Noteholders to provide management’s initial views on the Noteholders’ earlier term sheet.

On May 3, 2016, the Company and its lenders entered into a third amendment to the Credit Agreement. As part of this amendment, the lender group reduced the Company’s borrowing base from $450 million to $325 million. In addition, the amendment revised certain of the financial covenants in the Credit Agreement, which granted the Company additional financial and operating flexibility.

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PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

Also on May 3, 2016, the Board held a meeting, at which Mr. Craft updated the Board on the status of discussions with potential strategic partners, including the Noteholders. During this meeting, the Board discussed strategic options, potential financial options, the impact of deleveraging transactions on the Company’s existing stockholders, how to decrease outstanding debt and debt service costs and revised capital structure scenarios.

On May 9, 2016, management met with representatives of the Noteholders in Cisco, Texas to discuss potential transactions and the Noteholders’ position as a significant holder of Notes. During this meeting, the Noteholders’ representatives proposed a deleveraging transaction, including the potential conversion of their Notes into second lien debt.

On May 19, 2016, the Company executed a confidentiality agreement with Wilks Brothers, LLC, who requested additional information to perform due diligence. Management met with representatives of the Noteholders at the Company’s offices on May 31, 2016, to discuss a potential debt for equity exchange.

The Board held a meeting on June 2, 2016, at which Mr. Craft updated the Board on the status of discussions with the Noteholders. The Board discussed strategic options with management, including the status of negotiations with the Noteholders, and instructed management to continue such discussions and report results back to the Board, if appropriate.

Throughout June and early July 2016, the Company and the Noteholders exchanged drafts of definitive exchange offer documents with the Noteholders, although no agreement was reached on an exchange ratio.

On July 11, 2016, the Company engaged Perella Weinberg Partners (“PWP”) to act as financial advisor in connection with a potential exchange transaction.

On July 14, 2016, Mr. Krylov met with the Noteholders to further discuss the economic terms of the proposed debt for equity exchange.

The Board held a meeting on July 15, 2016, at which Mr. Craft updated the Board on the current status of negotiations with the Noteholders. At this meeting, PWP and the Company’s outside legal counsel, Weil, Gotshal & Manges LLP (“Weil”), also discussed the economic and legal terms of a potential transaction with the Board.

On July 18, 19 and 20, 2016, the Noteholders and the Company exchanged financial terms of a potential transaction.

On July 26, 2016, representatives of a sixth strategic party, an Asian-based E&P company (“Company G”) contacted Company management to discuss a potential equity investment or acquisition of the Company. The Company executed a confidentiality agreement with Company G on July 28, 2016.

On July 28, 2016, citing an inability to reach a mutually satisfactory agreement, the Noteholders informed the Company that they had determined not to proceed with a transaction at that time.

On August 2, 2016, the Board held a meeting at which Mr. Craft provided an update on the status of discussions with the Noteholders.

On August 4, 2016, the Company filed its quarterly report on Form 10-Q for the three months ended June 30, 2016, which, under the terms of the Company’s confidentiality agreement with the Noteholders, included disclosure that the Company was engaged in discussions with select parties, including select holders of the Company’s securities, regarding various alternatives to strengthen its balance sheet and preserve financial flexibility.

On August 9, 2016, the Company contacted the Noteholders regarding ProFrac Services, LLC (“ProFrac”), an oil field services company owned by the Wilks Family Office. After this initial introduction, the Noteholders and their representatives had no further role in any discussions between the Company and ProFrac.

On August 22, 2016, members of management met with representatives of ProFrac to discuss potential services that could be provided to the Company.

On August 29, 2016, a representative from the Noteholders contacted Mr. Craft to re-initiate discussions regarding a potential transaction.

Beginning on September 1, 2016, and continuing throughout September 2016, the Company and the Noteholders exchanged proposals for a potential transaction.

On September 12, 2016, the Company and the Noteholders exchanged proposed economic terms of a transaction, which resulted in a temporary impasse between the parties. Mr. Craft updated the Board on such developments on September 19, 2016.

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PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

On September 20, 2016, a representative of management traveled to Asia to meet with representatives of Company G. The parties engaged in ongoing discussions, which were terminated on September 27, 2016, due to differences in valuation.

On September 23, 2016, Mr. Craft updated the Board on the status of discussions with the Noteholders, including economic and governance terms, and management’s plans for continuing discussions. The Board agreed with management’s plans, and instructed Mr. Craft to negotiate economic terms with the Noteholders.

On October 4, 2016, Mr. Craft and another member of management met with representatives of the Noteholders in Cisco, Texas, and reached a tentative agreement, subject to definitive documentation and the Board’s approval, on the economic terms of a transaction, for an exchange ratio of 300 shares of Common Stock for each $1,000 principal amount of Notes held by the Noteholders.

On October 6, 2016, Mr. Craft informed the Board of the status of discussions with the Noteholders, and presented the Board with the economic terms that had been discussed by the parties. In light of these developments, the Company approached Evercore to re-engage it to provide co-financial advisory services to the Company in connection with the Exchange Transactions, including reviewing with the Board the alternatives that the Company had considered in 2015 and current potential alternatives to the Exchange Transactions. Evercore was subsequently re-engaged to provide these services on October 19, 2016.

On October 12, 2016, management and Weil met with the Noteholders and their counsel at Weil’s offices in Dallas, Texas to further discuss economic and governance terms. In advance of this meeting, management and Weil met with James Crain, Chairman of the Board’s Nominating & Corporate Governance Committee, to receive his views on proposed governance terms.

On October 19, 2016, Mr. Craft again updated the Board on the status of discussions with the Noteholders.

On October 20, 2016, management updated Mr. Crain on the status of discussions with the Noteholders regarding governance issues.

The Company and the Noteholders continued to exchange revised drafts of definitive transaction documents throughout October. During this time, management worked closely with the Company’s financial advisors and outside legal counsel to negotiate terms with the Noteholders and keep the Board apprised of their progress.

On October 24, 2016, the Board held a meeting, at which management updated the Board on the status of negotiations with the Noteholders. During this meeting, Weil discussed the legal and economic terms, and PWP and Evercore discussed the economic terms, of the Exchange Transactions with the Board. Evercore further discussed the results of the Company’s prior process in 2015, and discussed with the Board certain alternatives to the Exchange Transactions that might be available to the Company in the current market. At this meeting, the Board also reviewed the proposed terms of the Exchange Agreement with management, Weil and PWP.

On November 1, 2016, the Board held a meeting, at which management updated the Board on the status of negotiations with the Noteholders. During this meeting, Weil and management discussed updates to the terms of the Exchange Agreement, including proposed changes to the Exchange Agreement that had occurred since the Board’s meeting on October 24, 2016. Management further reviewed with the Board the terms of the Exchange Transactions, including the Exchange Agreement and the other definitive agreements, copies of which were provided to the Board in advance of the meeting. In addition, PWP provided a presentation to the Board, a copy of which was provided to the Board in advance of the meeting, regarding PWP’s financial analysis of the Exchange Transactions and PWP’s views on the benefits of the Exchange Transactions to the Company. Evercore also reviewed the strategic review and process previously undertaken by the Company with Evercore’s assistance in 2015, and discussed with the Board certain potential benefits and other considerations to the Company of the Exchange Transactions in light of the lack of more beneficial alternatives available to the Company.

On November 2, 2016, the Board held a meeting, at which Weil updated the Board on the status of the transaction documentation, which, subject to Board approval, had been finalized earlier that day. In addition, PWP rendered to the Board its opinion (the “Fairness Opinion”) that as of such date, based on and subject to certain assumptions, qualifications, limitations and other matters, the terms of the Exchange Agreement and the transactions contemplated by the Exchange Agreement, taken in the aggregate, were fair from a financial point of view to the Company and to those stockholders not

14

PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

affiliated with the Noteholders. Following the delivery of the Fairness Opinion and discussion among the Board and its advisors, the Board (i) unanimously resolved that the Exchange Agreement and the transactions contemplated by the Exchange Agreement were fair to, and in the best interests of, the Company and those stockholders not affiliated with the Noteholders, and (ii) authorized and approved the execution, delivery and performance of the Exchange Agreement by the Company, and the transactions contemplated by the Exchange Agreement.

Shortly after the meeting, the Company and the Noteholders executed and delivered the Exchange Agreement, and the Company issued a press release announcing the Exchange Agreement.

Reasons for the Exchange Agreement

The Board, in evaluating the Exchange Agreement and the transactions contemplated by the Exchange Agreement, consulted with the Company’s management, legal counsel and financial advisors. In reaching its unanimous resolution (i) that entering into the Exchange Agreement is in the best interests of the Company and its stockholders; (ii) to submit the Proposals to the Company’s stockholders; and (iii) recommending that the Company’s stockholders adopt the Proposals, the Board considered and evaluated a number of factors.

In the course of its deliberations, the Board considered the following substantive factors as being generally positive or favorable, each of which the Board believed supported a decision to proceed with the Exchange Agreement, including, but not limited to, the following:

•	Improved Capital Structure. The positive effects the Exchange Transactions likely would have on the Company’s capital structure and the holders of Common Stock, respectively, including:

•	the reduction in debt versus substantial dilution to stockholders expected to result from the Exchange Transactions;

•	the material reduction of cash interest expense paid on the Company’s debt;

•	the ability to reallocate cash previously dedicated to interest expense to further reduce debt and increase the Company’s capital budget;

•	the ability to service and refinance upcoming debt maturities; and

•	the ability to re-position the Company’s balance sheet and restore access to capital markets to take advantage of value-enhancing acquisition opportunities.

•	Financial Impact of the Exchange Agreement. The likely impact of the Exchange Transactions on the Company’s future results of operations, including:

•	the elimination of annual cash interest expense of up to $16.1 million (assuming full participation in the Exchange Transactions), preserving liquidity in the near-term;

•	allowing re-allocation of cash interest expense to drilling operations to resume growth and maximize enterprise value; and

•	reduction of leverage closer to new OCC guidelines to restore access to low-cost bank financing.

•	Offer Price of the Initial Exchange. The Initial Exchange Ratio, which represents a 23% premium to the Company’s November 2, 2016, closing price of $2.70 per share.

•

Opinion of Perella Weinberg Partners.  The opinion of PWP rendered to the Board that, as of November 2, 2016, based on and subject to the various limitations, qualifications, assumptions and other matters in the Opinion, the Exchange Agreement was fair, from a financial point of view, to the Company and its stockholders that are unaffiliated with the Noteholders, as more fully described below under the caption “Opinion of Perella Weinberg Partners.”

•

The Exchange Agreement; Ability to Consider, Receive and Respond to Unsolicited Proposals; Ability to Change Recommendation.  The terms of the Exchange Agreement, and that such terms would not preclude competing proposals. In this regard, the Board considered, among other things, the ability of the Board to withdraw or modify its recommendation that stockholders vote in favor of the Transaction Proposals without the requirement that the Company pay any termination fee to the Noteholders. If the Exchange Agreement is terminated for any reason other

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PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

than a breach thereof by the Noteholders, the Company has agreed to reimburse the Noteholders’ expenses in an amount not to exceed $500,000.

•

Strategic Review Process.  The thoroughness of the strategic review process undertaken with the assistance of Evercore in 2015, and revisited in 2016, as further described in the section titled “Background of the Exchange Agreement.” After discussions with management and Evercore, and considering the process undertaken and the extended period of time spent discussing potential strategic alternatives with potential counterparties, the Board determined that continuing the strategic review process would be unlikely to result in an alternative to the Exchange Transactions that would adequately address the Company’s substantial amount of debt and provide greater value to the Company’s stockholders. As part of that process, and after discussions with Evercore, the Board determined that potential transaction counterparties would be unlikely to view the Company as a strategic partner unless the Company was able to significantly reduce its substantial debt.

•

The Stockholders Agreement.  The terms of the Stockholders Agreement, including the voting restrictions, the limitation on the ability of the Noteholders to acquire additional voting securities of the Company and the “standstill,” as more fully described below under the caption “Stockholders Agreement—Standstill.”

•

Arm’s-Length Negotiations; Board Process.  The terms of the Exchange Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations to close the Initial Exchange, are the product of substantial, arm’s-length negotiations between the Company and the Noteholders, each with the assistance of their respective advisors. In addition, the process followed by the Company in recommending the approval of the Proposals included a Board comprised of a majority independent and disinterested directors.

•

Business Reputation of the Noteholders.  The business reputation and capabilities of the Noteholders and their management team, which the Board believed supported the conclusion that a transaction with the Noteholders would provide the Company with the opportunity to partner with a well-positioned, strategic investor that has depth of knowledge and experience in the oil field services industry.

•

Timing.  The timing of the Exchange Transactions and the current financial condition of the Company. The Board considered that negotiating a transaction while in compliance with credit covenants and able to live within the Company’s cash flow would result in a better deal for existing stockholders than waiting and accepting the risk of potentially attempting to negotiate a deleveraging transaction from a position of greater financial weakness in the future.

•	Consequences if the Company is Unable to Complete the Exchange Transactions. The likely impact on the Company if it is unable to complete the Exchange Transactions, including:

•	the Company would have to rely on a commodity price recovery and capital availability to resume the Company’s drilling program and maintain its production at current levels;

•

due to the Company’s elevated leverage profile that exceeds OCC guidelines, it would be at risk of further decreases in its borrowing base, and the Company may not have the capital necessary to repay any resulting negative balances; and

•

the Company may determine it necessary to accomplish the debt reduction contemplated by the Exchange Transactions through alternative means, including additional equity issuances, asset sales, alternative debt for equity exchanges or other debt reduction or restructuring transactions, with each alternative potentially resulting in significantly less value to existing stockholders.

•

Required Price Recovery Scenario.  The Company’s ability to reduce its substantial debt and maintain or grow its production base, in various commodity-pricing scenarios. The Board considered that without a significant transaction, a commodity price recovery would have to be significant, and beyond what the Board expected in the short to medium-term, to materially reduce the Company’s significant debt, or to reduce the Company’s debt in an amount equivalent to the Exchange Transactions.

In the course of its deliberations, the Board also considered a variety of material risks and other countervailing factors related to entering into the Exchange Agreement, including, but not limited to, the following:

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•

Dilutive Impact.  The issuance of Common Stock in the Exchange Transactions will dilute the ownership of current stockholders, and reduce the ability of current stockholders to influence future significant corporate decisions requiring stockholder approval.

•

Significant Stockholder.  The Initial Exchange will concentrate a significant amount of Common Stock in the hands of two related entities. In addition, the Noteholders will have the right to designate three of eight members of the Board.

•

Time and Expense Commitment.  The significant costs involved with the Exchange Agreement and the Exchange Transactions, the substantial time and effort of management required to complete the Exchange Transactions and related disruptions to the operation the Company’s business.

•

Litigation Risk.  The inherent risk of litigation in relation to the Exchange Transactions, including potential litigation in connection with the execution of the Exchange Agreement and the closing of the Exchange Transactions.

•

Risk Associated with Failure to Complete the Exchange Transactions.  The risks and costs to the Company if the Exchange Transactions are not completed, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on vendor relationships, and the expenses associated with the Exchange Transactions.

•

Lack of Other Attractive Alternatives.  If the Company is unable to complete the Exchange Transactions, it may pursue alternative strategies to reduce debt and associated interest payments, including equity issuances, asset sales, alternative debt for equity exchanges or other debt reduction or restructuring transactions. In the Board’s view, none of these alternatives are as likely to result in as significant a reduction of leverage, and value to existing stockholders, as the Exchange Transactions. Among others, over the prior year the Board considered, and did not pursue for the reasons discussed below, the following alternative transactions:

•	Sale of assets

Management and the Board considered the potential sale of assets to raise cash and reduce leverage. Among the assets considered for sale were the Company’s midstream assets, including its water handling, processing and recycling assets, and non-core acreage. In each case, any indications of interest received from potential counterparties did not place sufficient up-front valuation on the Company’s assets to meaningfully reduce leverage. In addition, any sale of midstream assets would increase the cost to use these assets in the future, which would mitigate any leverage reduction realized by the sale. Moreover, any potential midstream transaction that may include enough up-front cash to meaningfully affect leverage also would have required drilling commitments that could be counterproductive to the Company’s other strategic efforts.

•	Sale of equity

Management and the Board considered potential sales of equity in public underwritten offerings as well as private placements, and using the proceeds to repurchase Notes and reduce leverage. However, the size of any public offering or private placement necessary to accomplish similar leverage reduction would be significant, and likely more dilutive to existing stockholders than the Exchange Transactions. In addition, these equity offerings typically are made at a discount to current market price, and if the Company used the proceeds to repurchase Notes, these repurchases likely would be at a premium to market and potentially to par value. Assuming the Company could issue the required amount of equity, the number and size of public offerings and private placements required to accomplish a similar reduction in leverage would result in transactions more dilutive to existing stockholders than the Exchange Transactions, and would carry increased execution risks.

•	Sale of entire company

As previously discussed, management held discussions with several counterparties regarding the potential sale of all or substantially all of the assets or equity of the Company. However, the consideration offered for such a sale was not in the best interests of stockholders or the Company at the time, or was otherwise not enough to provide stockholders value substantially equivalent to what the Board believes the Exchange Transactions will provide.

•

Tax Effect.  Future use of the Company’s federal net operating loss carryforwards (“NOLs”), which may be limited if the ownership of Common Stock changes by more than 50% within a three-year period. Such a change in ownership would result in a substantial portion of the NOLs being eliminated or becoming restricted, and the Company would need to

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reduce its deferred tax assets reflecting the restricted use of these NOLs when such an ownership change occurs. Although the Company does not expect the Initial Exchange to result in a change of ownership of 50% or more of Common Stock, the Follow-On Exchange likely will. The Board considered the range of likely outcomes as a result of the Exchange Transactions, and determined the present value of the NOLs that potentially could be lost was less than the potential value associated with the Exchange Transactions, particularly when the limitation of NOLs could be mitigated by the Company’s ability to generate future NOLs after the Exchange Transactions, as well as potentially use limited NOLs in the future for assets for which the Company is in a position of net unrealized built-in gain.

The above discussion of the information and factors considered by the Board is not intended to be exhaustive and may not include all of the information and factors considered by the Board. The Board, in making its determination regarding the Exchange Agreement, did not find it useful to and did not quantify or assign any relative or specific weights to the various factors that it considered. Rather, the Board views its determination and recommendation as being based on an overall analysis and on the totality of the information presented to, and factors considered by, the Board. In addition, in considering the factors described above, individual members of the Board may have given differing weights to different factors, and may have viewed some factors relatively more positively or negatively than others.

Analysis of the Exchange Transactions

Effects of the Exchange Transactions on Our Capital Structure and Capital Stock.

The following table shows the pro forma impact each step of the Exchange Transactions would have on our outstanding debt (dollars in thousands) as of September 30, 2016:

	Principal	Pro Forma for the Exchange Transactions Following Closing of Initial Exchange	Pro Forma for the Exchange Transactions Assuming 50% Participation in Follow-On Exchange Offer	Pro Forma for the Exchange Transactions Assuming Full Participation in Follow-On Exchange Offer
Senior Credit Facility	$275,000	$275,000	$275,000	$275,000
7.00% Senior Notes due 2021	$230,320	$99,768	$49,884	$—
Total Debt	$505,320	$374,768	$324,884	$275,000

The following table shows the pro forma impact the Exchange Transactions would have on the ownership of our Common Stock (in thousands) as of September 30, 2016:

	No. of Shares	Percentage of Common	Pro Forma for the Exchange Transactions Following Closing of Initial Exchange		Pro Forma for the Exchange Transactions Assuming 50% Participation in Follow-On Exchange Offer(1)		Pro Forma for the Exchange Transactions Assuming Full Participation in Follow-On Exchange Offer(1)
			No. of Shares	Percentage of Common	No. of Shares	Percentage of Common	No. of Shares	Percentage of Common
Existing (non- Noteholder) Holders of Common Stock	41,507	100.0%	41,507	51.4%	41,507	43.4%	41,507	37.5%
Noteholders	101	—	39,266	48.6%	39,266	41.0%	39,266	35.5%
Remaining Holders of Senior Notes	—	—	—	—	14,966	15.6%	29,931	27.0%
Total	41,608	100.0%	80,773	100.0%	95,739	100.0%	110,704	100.0%
(1)	Assumes Follow-On Exchange Offer is conducted at Initial Exchange Ratio

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Opinion of Perella Weinberg Partners

PWP was retained to act as financial advisor to the Board in connection with the Exchange Transactions. The Board engaged PWP based on PWP’s qualifications, experience and reputation as well as its knowledge of the business and affairs of the Company. In the regular course of its business, PWP is engaged to render opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, recapitalizations and for other purposes.

At the November 2, 2016 meeting of the Board, representatives of PWP rendered to the Board PWP’s oral opinion, which it subsequently confirmed in writing, included herein as Annex A, that, as of such date and subject to the qualifications, limitations and assumptions set forth therein, the Exchange Transactions are fair, from a financial point of view, to the Company and to its stockholders that are unaffiliated with the Noteholders. The PWP opinion is dated, and speaks only as of, November 2, 2016, and has not been updated, revised or reaffirmed by PWP since that date.

The full text of the PWP opinion, dated as of November 2, 2016, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by PWP in rendering its opinion, is attached as Annex A to this Proxy Statement. You are urged to read the opinion carefully and in its entirety. PWP’s opinion is directed to the Board, in its capacity as such, addresses only the fairness, from a financial point of view, of the Exchange Transactions to the Company and to its stockholders that are unaffiliated with the Noteholders, and does not address the Company’s underlying business decision to enter into the Exchange Transactions or the relative merits of the Exchange Transactions as compared with any other strategic alternative which may be available to the Company or any other aspect of the Exchange Transactions or constitute a recommendation as to how holders of the Common Stock should vote at the Special Meeting. PWP’s opinion does not in any manner address the prices at which the Common Stock will trade at any time. This summary is qualified in its entirety by reference to the full text of the opinion.

In connection with rendering its opinion, PWP, among other things, reviewed the following materials and undertook the following actions:

•

PWP reviewed drafts of the Exchange Agreement, the Stockholders Agreement and the Registration Rights Agreement, each dated as of November 1, 2016, and provided to it by the Company; for purposes of its opinion, PWP assumed that the final form of each such document that it reviewed in draft form does not differ in any material respect from the draft of each such document that was provided to PWP;

•

PWP reviewed the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, and June 30, 2016, and certain other publicly available business and financial information relating to the Company;

•	PWP reviewed other financial and operating information, including financial forecasts provided by the Company in writing to PWP;

•	PWP reviewed the pro forma impact of the Exchange Transactions on the Company’s capital structure;

•	PWP compared the financial performance of the Company with that of certain publicly-traded companies that PWP believed to be relevant;

•	PWP compared the proposed financial terms of the Exchange Transactions with the publicly available financial terms of certain transactions that PWP believed to be relevant;

•

PWP discussed with members of the Company’s senior management and the Board certain information related to the aforementioned and other matters that PWP deemed relevant to its inquiry, including prior efforts to effect alternative transactions and the attendant risks of the Company’s current capital structure; and

•	PWP reviewed such other analyses, information and factors that it deemed relevant and appropriate.

In rendering its opinion, PWP, among other things, assumed and relied, without independent verification, upon the accuracy and completeness of all information and data furnished to or otherwise reviewed by or discussed with PWP, including, without limitation, the Company’s financial statements. PWP further relied upon the assurances of management of the Company that they were not aware of any facts that would make any of such information inaccurate or misleading.

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With respect to financial forecasts, projections, analyses and other forward-looking information and data provided to or otherwise discussed with PWP, PWP assumed, with the consent of the Company, that such forecasts, projections, analyses and other data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company, and provide a reasonable basis for the PWP opinion. PWP expresses no views with respect to any such forecasts, projections, analyses and other information and data or the assumptions on which they were based and assumed with the consent of the Board that the forecasted financial results will be realized in the amounts and at the times projected. PWP noted that such projections are subject to significant uncertainty, particularly in light of the Company’s current financial condition, current and prospective access to capital and current and prospective liquidity.

PWP did not make and was not provided with an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of the Company, nor did PWP make any physical inspection of the properties or assets of the Company. PWP is not a legal, tax, accounting or regulatory advisor and relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. PWP was not asked to evaluate and did not evaluate the solvency or fair value of the Company or any person under any state or federal laws relating to a bankruptcy, insolvency or similar matters. PWP assumed that in connection with the receipt of all regulatory or other approvals and consents required for the Exchange Transactions, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived from the Exchange Transactions. PWP’s opinion does not address the non-financial terms of the Exchange Transactions.

PWP was not requested to, and did not initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Exchange Transactions or any alternatives to the Exchange Transactions. However, PWP did consider the status of the Company’s ongoing discussions with respect to the Company’s financing alternatives and its recent efforts to pursue alternative transactions.

PWP’s opinion was necessarily based upon information available to it and market, economic, financial and other circumstances and conditions existing and disclosed to PWP as of the date of its opinion, and any material change in such circumstances and conditions would require a re-evaluation of such opinion, which PWP is under no obligation to undertake.

PWP’s opinion does not constitute a recommendation to the Board or to any person with respect to the Exchange Transactions. PWP’s opinion is limited to the fairness, from a financial point of view, of the Exchange Transactions to the Company and to its stockholders that are unaffiliated with the Noteholders. PWP expressed no opinion with respect to any other reasons, legal, business or otherwise, that may support the decision of the Board to approve or to consummate the Exchange Transactions.

For purposes of rendering its opinion, PWP assumed, in all respects material to its analysis, that the representations of the Company and the Noteholders contained in the Exchange Agreement and related documents were true and correct, that the Company and the Noteholders will perform all of the covenants and agreements required to be performed by them under the Exchange Agreement, the Stockholders Agreement, the Registration Rights Agreement and any related documents and that all conditions to the consummation of the Exchange Agreement will be satisfied without waiver thereof.

Summary of Material Financial Analyses

The following is a summary of the material financial analyses performed by PWP in connection with its oral opinion and preparation of its written opinion. Although each analysis was provided to the Board, in connection with arriving at its opinion, PWP considered all of its analyses as a whole and did not attribute any particular weight to any analysis described below. The following summaries of financial analyses include information presented in tabular format. In order to understand fully the financial analyses used by PWP, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

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Company Background

PWP reviewed and discussed with the Board its understanding of the Company’s financial condition, results of operations, stock price performance and related factors, and noted that:

•

As of September 30, 2016, the Company had drawn $275 million of borrowings pursuant to its Credit Facility, had outstanding approximately $230 million aggregate principal amount of its Notes or total debt of $505 million, and, at October 28, 2016, had a market capitalization of $123 million and an enterprise value of $626 million;

•

The Company had, throughout the commodity price downturn, focused on reducing costs and effecting operational efficiencies, and reduced its capital spending in order to conserve liquidity. However, these efforts significantly restricted the Company’s ability to invest in growth and constrained the value of the enterprise;

•

The Company is over-levered and its balance sheet limits its financial flexibility. Absent a sustained and material increase in commodity prices, the Company may not be able to refinance the Notes or the Credit Facility at maturity and is subject to material risks to the liquidity of its business in the event of a borrowing base redetermination;

•

Management and the Board had solicited interest for various strategic and liability management transactions during the preceding 18 months, including sale and merger transactions, minority equity investments, assets sales, new money debt financings, monetization of midstream assets and backstopped rights offerings; however, these efforts had resulted in no acceptable alternatives; and

•

The commodity price environment has put considerable pressure on the cash flows of upstream businesses, resulting in significant increases in leverage across the sector. Many upstream companies have accepted significant ownership dilution in order to manage their liabilities.

Financial Analysis

PWP observed that the Initial Exchange Ratio implies a stock issuance price of $3.33, equal to the quotient of each $1,000 bond principal divided by the Initial Exchange Ratio. This share price represents a 23% premium to the $2.70 closing price of the Common Stock on November 2, 2016, an enterprise value of $641 million, and multiples of enterprise value to the Company’s estimates of 2017 and 2018 EBITDAX of 9.3x and 9.4x, respectively.

PWP reviewed the 52-week high and low trading prices for the Common Stock (ranging from $0.66 to $4.12 per share). PWP considered the dilution that would be caused by the Exchange Transactions compared to the dilution that has resulted from upstream bankruptcies, which have tended to result in total or near-total dilution to pre-petition stockholders. PWP also considered the dilution that has been experienced by upstream companies that have undertaken out-of-court restructurings. Finally, PWP considered the significant average public equity discounts experienced by upstream E&P companies that have undertaken follow-on equity offerings representing share issuances of at least 25% of shares outstanding since January 1, 2015, and compared these discounts to the 23% implied issuance premium in the Initial Exchange.

PWP analyzed the Company’s capital structure based on a reduction of net debt of $128 million to $227 million and a reduction of annual interest expense of $9 million to $16 million as a result of the consummation of the Exchange Transactions (assuming no participation in the Follow-On Exchange Offer and full participation in the Follow-On Exchange Offer). The Company’s existing stockholders unaffiliated with the Noteholders would retain between 37.5% to 51.4% of the Company’s pro forma equity, which range would vary assuming no participation in the Follow-On Exchange Offer and full participation in the Follow-On Exchange Offer.

Using the Company Forecasts, PWP also analyzed the Company’s liquidity and the effect of a transaction on its liquidity. Also using the Company Forecasts, PWP analyzed the effect of the Initial Exchange, as well as partial and full participation in the Follow-On Exchange Offer, on the Company’s earnings before interest, taxes, depreciation, amortization and exploration (“EBITDAX”) and capital expenditures.

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Historical Trading Prices

PWP reviewed the historical trading price per share of the Common Stock for the one-year period ending October 28, 2016. PWP noted that that the trading price for the Common Stock during that period ranged from a low of $0.66 to a high of $4.12 per share. PWP further noted that the Common Stock closed at $2.96 on October 28, 2016, and that the volume weighted average prices for the 30-day and 90-day periods ending on October 28, 2016, were $3.29 and $3.11, respectively. The historical trading price analysis provided general reference points with respect to the trading prices of the Common Stock, which enabled PWP to compare the historical prices with the implied issue price of $3.33 in the Initial Exchange.

Selected Companies Analysis

PWP reviewed and compared certain financial information for the Company with the corresponding financial information, ratios and public market multiples of the following publicly held oil and gas companies (the “selected companies”). Although no company is directly comparable to the Company, PWP selected the following companies because PWP believed they had characteristics that were instructive for purposes of this analysis:

•	Oasis Petroleum Inc.

•	Clayton Williams Energy, Inc.

•	Resolute Energy Corporation

•	Sanchez Energy Corporation

•	Jones Energy, Inc.

•	Bill Barrett Corporation

•	Abraxas Petroleum Corporation

•	Earthstone Energy, Inc.

•	Northern Oil and Gas, Inc.

•	Gastar Exploration Inc.

For each selected company PWP calculated and compared financial information and various financial market multiples and ratios, based on company filings and consensus third party research estimates, including total enterprise value (or “TEV”), calculated as the value of the relevant company’s outstanding equity securities, taking into account its outstanding warrants and other convertible or exchangeable securities, based on the relevant company’s closing stock price, or equity value, plus net debt, calculated as outstanding indebtedness, preferred stock, capital lease obligations and minority interest, less the amount of unrestricted cash on its balance sheet, as of a specified date, to each of estimated 2017 and 2018 EBITDAX, based on research analyst consensus estimates.

The analyses undertaken by PWP indicated the following mean, median, high and low multiples:

TEV/EBITDAX
	2017E	2018E
Mean	8.9x	7.3x
Median	7.1x	5.9x
High	22.5x	16.6x
Low	4.4x	3.3x

Based on the multiples of TEV to 2017 and 2018 estimated EBITDAX for the selected companies described above, PWP’s analyses of the various selected companies and on professional judgments made by PWP, PWP applied a range of multiples of 6.5 to 8.5 and 5.5 to 7.5 to estimated EBITDAX for 2017 and 2018, respectively, of the Company, using the

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Company Forecasts, to derive ranges of estimated implied values per share of the Common Stock of approximately $(1.32) to $1.99 and $(3.09) to $0.18, respectively. PWP compared these ranges to the implied issue price of $3.33 per share in the Initial Exchange.

Although the selected companies were used for comparison purposes, no business of any selected company was either identical or directly comparable to the Company’s business. Accordingly, PWP’s comparison of selected companies to the Company and analysis of the results of such comparisons was not purely mathematical, but instead necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the relative values of the selected companies and the Company.

Selected Transactions Analysis

Using publicly available information, PWP reviewed the financial terms of the following selected oil and gas merger and acquisition transactions (the “selected transactions”). None of the selected transactions or the companies that participated in the selected transactions was directly comparable to the Exchange Transactions or the Company. PWP selected these transactions in the exercise of its professional judgment and experience because PWP deemed them to be similar in size and scope to the Company or otherwise relevant to the Exchange Transactions.

Announcement Date	Acquiror	Target
09/26/16	Rice Energy Inc.	Vantage Energy, LLC
09/06/16	EOG Resources, Inc.	Yates Petroleum Corp.
07/07/16	Silver Run Acquisition Corporation	Centennial Resource Production LLC
06/20/16	Marathon Oil Corporation	PayRock Energy Holdings
05/16/16	Range Resources Corporation	Memorial Resource Development Corp.
05/21/15	Vanguard Natural Resources, LLC	Eagle Rock Energy Partners
05/11/15	Noble Energy, Inc.	Rosetta Resources, Inc.
04/20/15	Vanguard Natural Resources, LLC	LRR Energy, LP
09/29/14	EnCana Corporation	Athlon Energy Inc.
07/24/14	Breitburn Energy Partners LP	QR Energy, LP
07/11/14	Whiting Petroleum Corporation	Kodiak Oil & Gas Corp.
03/12/14	Energy XXL Ltd	EPL Oil & Gas, Inc.
04/30/13	Contango Oil & Gas Company	Crimson Exploration Inc.
02/21/13	Linn Energy, LLC	Berry Petroleum Co.
12/05/12	Freeport-McMoRan Inc.	Plains Exploration & Production Company
04/25/12	Halcón Resources Corporation	GeoResources, Inc.

For each of the selected transactions, PWP calculated and compared the resulting TEV in the transaction as a multiple of estimated EBITDAX over the next 12 months following announcement of the transaction (“NTM”), based on research analyst consensus estimates.

The analyses undertaken by PWP indicated the following mean, median, high and low multiples:

TEV/
	Transaction Value	LTM EBITDAX	NTM EBITDAX
Mean	$3,559	9.6x	7.6x
Median	2,461	7.7x	6.9x
High	16,687	23.1x	15.5x
Low	401	4.5x	5.0x

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Based on the multiples of TEV to estimated NTM EBITDAX for the selected transactions described above, PWP’s analyses of the various selected transactions and on professional judgments made by PWP, PWP applied a range of multiples of 7.0 to 9.0 to estimated NTM EBITDAX of the Company, using the Company’s financial projections, to derive a range of estimated implied values of approximately $(0.94) to $2.24 per share of the Common Stock. PWP compared these ranges to the implied issue price of $3.33 per share in the Initial Exchange.

Although the selected transactions were used for comparison purposes, none of the selected transactions nor the companies involved in them was either identical or directly comparable to the Exchange Transactions or the Company. Accordingly, PWP’s comparison of selected transactions to the Exchange Transactions and analysis of the results of such comparisons was not purely mathematical, but instead necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the relative values involved in the selected transactions and the Exchange Transactions.

Discounted Cash Flow Analysis

PWP conducted a discounted cash flow analysis for the Company, based on the Company Forecasts, by:

•

calculating the present value as of June 30, 2016, of the estimated standalone adjusted unlevered free cash flows (calculated as operating income after taxes, plus depreciation and amortization, minus capital expenditures, and adjusting for changes in net working capital and other cash flows) that the Company could generate for the remainder of 2016 through 2020, using a range of discount rates of 10.5% to 14.5% based on estimates of the weighted average cost of capital of the Company; and

•	adding terminal values calculated using multiples of 6.0 to 8.0 of the Company’s projected 2020 EBITDA and discounted using a range of discount rates of 10.5% to 14.5%.

From the range of implied enterprise values, PWP derived ranges of implied equity values for the Company. To calculate the implied equity value from the implied enterprise value, PWP subtracted debt as of September 30, 2016, and added cash and cash equivalents. PWP calculated implied value per share by dividing the implied equity value by the fully diluted shares of the Company (using the treasury method). This analysis resulted in an implied per share equity reference range for the Common Stock of approximately $(6.56) to $(3.89). PWP compared this range to the implied issue price of $3.33 per share in the Initial Exchange.

In addition, PWP conducted discounted cash flow analyses using a materially identical methodology, based on Company projections giving effect to the capital structure adjustments and increased share counts associated with the Exchange Transactions, as well as the additional investment enabled by the reduction to pro forma interest expense as a result of the Exchange Transactions. This analysis resulted in an implied per share equity reference range for the Company’s stock of approximately $(1.63) to $0.02 assuming no participation in the Initial Exchange and approximately $(0.06) to $1.37 assuming full participation in the Follow-On Exchange.

Risked Net Asset Value (“NAV”) Analysis

PWP conducted a risked NAV analysis for the Company by:

•

multiplying the PV-10 (current approximated value of the Company’s future oil and gas revenues, less anticipated expenses, and discounted using a yearly discount rate of 10%) of the Company’s PDP (Proved Developing Producing), PDNP (Proved Developed Non-Producing) and PUD (Proved Undeveloped) reserves based on the Company’s reserve report as of June 30, 2016, at NYMEX strip pricing as of that date, by a range of risk factor coefficients;

•	adding the estimated value of the Company’s undeveloped Permian Basin acreage, based on acreage multiples of $500 to $2,700 as informed by market precedents and the professional judgments of PWP;

•	subtracting the market value of the Company’s hedges;

•	subtracting the present value of the Company’s general and administrative expense, capitalized at a range of multiples of 8.0 to 6.0; and

•	subtracting the Company’s net debt.

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From the range of implied net asset values, PWP calculated implied value per share by dividing the NAV by the fully diluted shares of the Company (using the treasury method). This analysis resulted in an implied per share equity reference range for the Common Stock of approximately ($4.16) to $2.45. PWP compared this range to the implied issue price of $3.33 per share in the Initial Exchange.

Miscellaneous

In preparing its opinion to the Board, PWP performed a variety of analyses, including those described above. The summary of PWP’s financial analyses is not a complete description of the analyses underlying PWP’s opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary described above, without considering the analyses as a whole, could create an incomplete view of the processes underlying PWP’s opinion. In arriving at its fairness determination, PWP considered the results of all the analyses and did not draw, in isolation, conclusions from or with regard to any one analysis or factor considered by it for purposes of its opinion. Rather, PWP made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses. In addition, PWP may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above should not be taken to be the view of PWP with respect to the actual value of the Common Stock. Furthermore, PWP’s analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies or transactions used, including judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company and its advisors.

PWP prepared these analyses solely for the purpose of providing an opinion to the Board as to the fairness, from a financial point of view, of the Exchange Transactions to the Company and to the stockholders that are unaffiliated with the Noteholders. Any estimates contained in these analyses are not necessarily indicative of actual future results, which may be significantly more or less favorable than those suggested by such estimates. Accordingly, estimates used in, and the results derived from, PWP’s analyses are inherently subject to substantial uncertainty, and PWP assumes no responsibility if future results are materially different from those forecasted in such estimates.

The issuance of the fairness opinion was approved by an opinion committee of PWP.

PWP will receive fees in the amount of $450,000 in connection with its financial advisory services and the delivery of its opinion. The entire amount of the fees became payable upon delivery of the opinion by PWP. The Company also has agreed to indemnify PWP against certain liabilities arising out of its engagement. During the two-year period preceding the delivery of the opinion, no material relationship existed between PWP and its affiliates, on the one hand, and either the Company and the Noteholders, on the other hand, pursuant to which compensation was received by PWP or its affiliates.

In the ordinary course of business, PWP or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Company, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.

Certain Company Forecasts

We do not, as a matter of course, publicly disclose financial forecasts of future financial performance or other results as set forth below and are especially cautious of making financial forecasts due to the unpredictability of the underlying assumptions and estimates.

However, in connection with the evaluation of the Exchange Agreement and the Exchange Transactions, and in connection with the rendering of PWP’s opinion described below, PWP and our Board were provided with certain non-public, unaudited, standalone financial forecasts for the Company, which are described below and which we refer to as the “Company Forecasts.” The Company Forecasts were prepared by management under four different scenarios for years

25

PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

ranging from 2016 to 2020 and were provided to PWP and presented to the Board in October 2016. The Board reviewed the Company Forecasts in its evaluation of the Exchange Transactions, and PWP relied on the Company Forecasts in rendering its fairness opinion.

We prepared the Company Forecasts solely for internal use and not with a view toward public disclosure and, accordingly, the Company Forecasts do not necessarily comply with the published guidelines of the SEC regarding projections and the use of measures other than generally accepted accounting principles as applied in the United States (“GAAP”), the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections or forecasts. Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures regarding the Company Forecasts, nor have they expressed any opinion or any other form of assurance on the information or its achievability, and they assume no responsibility for, and disclaim any association with, the Company Forecasts.

The Company Forecasts, while presented with numerical specificity, necessarily were based on numerous variables and assumptions, including, but not limited to, those relating to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to our business, all of which are difficult to predict and many of which are beyond our control. The Company Forecasts are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. We cannot assure you that the forecasted results under any of the scenarios presented will be realized or that actual results will not be significantly higher or lower than forecasted in any of the scenarios. The Company Forecasts cover multiple years and the information by its nature becomes less predictive with each successive year. The assumptions on which the Company Forecasts were based involve judgments regarding future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. The Company Forecasts also reflect assumptions for certain business decisions that are subject to change. The Company Forecasts cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. We do not assume any responsibility for the validity, reasonableness, accuracy or completeness of the Company Forecasts.

The Company Forecasts do not take into account any circumstances or events occurring after they were prepared, including the announcement of the Exchange Agreement and the Exchange Transactions. Our internal financial forecasts, on which the Company Forecasts were based, are subjective in many respects. As a result, the inclusion of the Company Forecasts in this Proxy Statement should not be relied on as necessarily predictive of actual future events.

The Company Forecasts are forward-looking statements. For information on factors that may cause our future financial results to materially vary, see “—Cautionary Statements Regarding Forward-Looking Statements” above.

The information from the Company Forecasts should be evaluated, if at all, in conjunction with the historical consolidated financial statements contained in our public filings with the SEC. In light of the foregoing factors and the uncertainties inherent in the Company Forecasts, readers of this Proxy Statement are cautioned not to place undue, if any, reliance on the Company Forecasts.

The Company Forecasts included below are not being included in this Proxy Statement to influence your vote on the Proposals or because we believe they are material or because we believe they are a reliable prediction of actual future results. Instead, the Company Forecasts are being included herein since they were reviewed by the Board in connection with the evaluation of the Exchange Transactions and were used by PWP in connection with the rendering of its fairness opinion.

The Company Forecasts were prepared assuming four scenarios. Case A presents a status quo or standalone scenario, without the Exchange Transactions. Case B presents a scenario in which only the Initial Exchange is completed. Case C presents a scenario in which the Initial Exchange is completed, and the Follow-On Exchange Offer is completed with 50% participation from remaining holders of Notes. Case D presents a scenario in which the Initial Exchange is completed, and the Follow-On Exchange Offer is completed with 100% participation from remaining holders of Notes. In each case, the Company Forecasts assume that our capital expenditure budget will be set so we are operating within our cash flow. The Company Forecasts below are based on NYMEX strip pricing as of October 13, 2016.

26

PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

In light of the foregoing factors and the uncertainties inherent in the Company Forecasts, stockholders are cautioned not to place undue, if any, reliance on such projections.

Summary of Company Forecasts

EBITDAX1 ($ in millions)

	2016E	2017E	2018E	2019E	2020E
Case A	$55	$69	$68	$65	$62
Case B	—	$72	$75	$74	$76
Case C	—	$74	$76	$79	$84
Case D	—	$74	$81	$85	$92
[1]

We define EBITDAX as net income (loss), plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4) unrealized loss (gain) on commodity derivatives, (5) write-off of debt issuance costs, (6) interest expense, net, and (7) income tax expense (benefit). EBITDAX is a non-GAAP measure.

CAPEX2 ($ in millions)

	2016E	2017E	2018E	2019E	2020E
Case A	$22	$48	$42	$36	$37
Case B	—	$60	$59	$54	$59
Case C	—	$64	$65	$64	$76
Case D	—	$68	$79	$72	$87
[2]	Calculation net of accrued liabilities in cash flow from investing.

Leverage3

	2016E	2017E	2018E	2019E	2020E
Case A	9.3x	7.2x	7.3x	7.8x	8.1x
Case B	—	5.2x	5.0x	5.1x	4.9x
Case C	—	4.4x	4.2x	4.1x	3.8x
Case D	—	3.6x	3.3x	3.2x	3.0x
[3]	We calculate leverage ratio as a ratio of total debt (principal amount) to LTM EBITDAX.

In addition to the above forecasts, PWP prepared projections of unlevered free cash flows of the Company, relying on the Company Forecasts, and applying the same four scenarios mentioned above. In each of Case B, Case C and Case D, we anticipate increasing our capital budget as cash flows increase due to cash interest expense reductions from the retirement of the Notes. We expect that this increase in capital budget, although lowering unlevered free cash flows, will result in increased EBITDAX. These projections were provided to the Board for use in its analyses and in the preparation of the above Company Forecasts. The unlevered free cash flow projections are in the table below:

Unlevered Free Cash Flows4 ($ in millions)

	FY 2017E	FY 2018E	FY 2019E	FY 2020E
Case A	$13	$24	$25	$25
Case B	$4	$15	$16	$17
Case C	$4	$13	$13	$12
Case D	$1	$7	$8	$9
[4]	Calculated as EBITDAX less exploration costs, less cash taxes, less CAPEX, less change in working capital. Unlevered free cash flows is a non-GAAP measure.

27

PROXY STATEMENT

THE EXCHANGE TRANSACTIONS (continued)

We make no representation to any stockholder or any other person regarding our ultimate performance compared to the information included in the above unaudited, stand-alone, projected financial information under any of the four scenarios. The inclusion of unaudited, standalone, projected financial information in this Proxy Statement should not be regarded as an indication that the prospective financial information under any of the scenarios will be an accurate prediction of future events, and they should not be relied on as such. Except to the extent required by federal securities laws, we do not intend to, and disclaim any obligation to, update, revise or correct the above prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events.

Engagement of Evercore Group L.L.C.

In connection with its review of strategic alternatives, the Board engaged Evercore in January 2015 for a one-year term. The Board re-engaged Evercore in October 2016 to update such review and, if requested by the Company, assist in discussions with the Company’s stockholders regarding the Exchange Transactions. These engagements are more fully described above under the caption “Background of the Exchange Agreement.” In connection with these engagements, Evercore is entitled to receive fees in the aggregate amount of up to $750,000, of which $250,000 may be paid in connection with Evercore assisting in discussions with the Company’s stockholders regarding the Exchange Transactions. The Company also has agreed to reimburse Evercore for its out-of-pocket expenses incurred in connection with the engagements and indemnify Evercore against certain liabilities arising thereunder. During the two-year period preceding the Company’s entry into the Exchange Agreement, and other than engagements with, and compensation from, the Company as described in this paragraph, Evercore and its affiliates have not been engaged to provide financial advisory or other services to the Company or the Noteholders pursuant to which Evercore or its affiliates have received any compensation.

28

PROXY STATEMENT

THE EXCHANGE AGREEMENT

On November 2, 2016, Approach and the Noteholders entered into the Exchange Agreement, under which, on the terms and subject to the conditions of the Exchange Agreement, the Noteholders will exchange $130,552,000 of Notes, representing all of the Notes beneficially owned by them (approximately 56.7% of the outstanding principal amount of the Notes), for an aggregate of 39,165,600 shares of Common Stock, or 300 shares of Common Stock for each $1,000 principal amount of Notes exchanged (the “Initial Exchange Ratio”), representing, immediately following the Initial Exchange, approximately 48.5% of our outstanding Common Stock on a fully-diluted basis.

Exchange Agreement

In connection with the Exchange Agreement, the Noteholders have agreed to amendments to the First Supplemental Indenture, dated as of June 11, 2013 (the “First Supplemental Indenture”), among the Company, the guarantors party thereto and Wilmington Trust, National Association, as successor trustee (the “Trustee”), which amend that certain Base Indenture, dated as of June 11, 2013 (the Base Indenture, and together with the First Supplemental Indenture, the “Indentures”), among the Company, the guarantors party thereto and the Trustee, to be contained in a second supplemental indenture (the “Second Supplemental Indenture”) that will remove, effective as of the closing of the Initial Exchange, substantially all of the restrictive covenants and certain of the events of default from the Indentures governing the Notes.

On closing of the Initial Exchange, the Board will be increased by three members to eight directors, three of whom will be designated by the Noteholders:

•	Morgan D. Neff, a senior portfolio manager for Wilks Brothers, LLC

•	Matthew D. Wilks, an officer and portfolio manager for Wilks Brothers, LLC

•	Matthew R. Kahn, a consultant and private investor

The closing of the Initial Exchange is subject to the satisfaction or waiver of certain conditions, including: (i) the affirmative vote of the holders of a majority of Common Stock present or represented by proxy at the Special Meeting for the purpose of approving the NASDAQ Proposal; (ii) the Second Supplemental Indenture shall have been executed by the Trustee and shall be in full force and effect; (iii) the listing of the share issuance by NASDAQ; and (iv) the absence of any law or order prohibiting the Initial Exchange. In addition, each of the Company’s and the Noteholders’ obligations to complete the Initial Exchange is subject to certain other conditions, including (a) subject to the standards described in the Exchange Agreement, the accuracy of the representations and warranties of the other party and (b) compliance of the other party with its covenants in all material respects.

The Exchange Agreement contains certain Noteholder standstill provisions, including restrictions on acquiring additional Notes or voting securities or other property of the Company and being present at or participating in voting at the Special Meeting. The standstill provisions terminate upon the earlier to occur of (i) (A) for any reason other than a breach by the Noteholders, termination of the Exchange Agreement or (B) if terminated as a result of a breach by the Noteholders, three months after termination and (ii) closing of the Exchange Agreement (in which case the Noteholders will be subject to standstill obligations in the Stockholders Agreement, as more fully described below).

The Exchange Agreement requires, if the Initial Exchange is completed, us to use our commercially reasonable efforts to make the Follow-On Exchange Offer. The Follow-On Exchange Offer will be at the Initial Exchange Ratio or, if the ratio equal to $953.62 divided by the 30-day volume-weighted average price (“VWAP”) three days before the launch of the Follow-On Exchange Offer is less than the Initial Exchange Ratio, a ratio as determined by the Company between the Initial Exchange Ratio and a ratio per $1,000 principal amount of Notes equal to $953.62 divided by the 30-day VWAP three days before the launch of the Follow-On Exchange Offer. The Follow-On Exchange Offer is conditioned on, among other things, the closing of the Initial Exchange and the approval of the Authorized Shares Proposal.

29

PROXY STATEMENT

THE EXCHANGE AGREEMENT (continued)

In the event of a competing proposal, the Exchange Agreement includes terms that allow the Board to withdraw or modify its recommendation that stockholders vote in favor of the Transaction Proposals without the requirement that the Company pay any termination fee to the Noteholders. If the Exchange Agreement is terminated for any reason other than a breach thereof by the Noteholders, the Company has agreed to reimburse the Noteholders’ expenses in an amount not to exceed $500,000.

The Exchange Agreement contains certain termination rights, including the right of either party to terminate if: (i) the closing of the Initial Exchange does not occur by March 31, 2017; (ii) the NASDAQ Proposal is not approved at the Special Meeting; or (iii) the other party breaches its representations or covenants and such breach would result in the closing conditions not being satisfied. In addition, the Noteholders may terminate the Exchange Agreement if a material default or an event of default exists under our Credit Facility and has not been cured or waived by the earlier of (i) 30 days after receipt of written notice by us and (ii) March 31, 2017.

Stockholders Agreement

In connection with the closing of the Initial Exchange, we will enter into a stockholders agreement (the “Stockholders Agreement”) with the Noteholders, under which the parties agree to certain corporate governance and related matters.

Under the terms of the Stockholders Agreement, the Noteholders, together, will be entitled to designate three designees for appointment to fill three newly created Board seats, and when such designees’ terms expire, designate for nomination for election to the Board such directors or replacements for such directors depending on the number of issued and outstanding shares of Common Stock beneficially owned by the Noteholders. In addition, a designee of the Noteholders will be entitled to sit on each committee of the Board, subject to the Company’s corporate governance and independence guidelines, applicable law and the rules and regulations of NASDAQ. If the Noteholders own less than 40% of the Common Stock at December 31, 2017, then one of the Noteholders’ director designees will resign. If the Noteholders own 40% or more of the outstanding Common Stock at December 31, 2017, then one of the directors other than the Noteholders’ designees will resign. The Board will be reduced from eight members to seven members in connection with such resignation.

The Stockholders Agreement also grants the Noteholders preemptive rights (the “Debt Preemptive Rights”) over issuances of certain debt securities that are secured by a lien or security interest that is subordinated in priority to any senior secured first lien indebtedness for borrowed money of the Company or its subsidiaries. The Debt Preemptive Rights do not apply to any bank debt financing or other credit facilities. The Stockholders Agreement also grants the Noteholders customary preemptive rights (the “Equity Preemptive Rights”) over issuances of Common Stock or other equity securities of the Company.

In addition, the Stockholders Agreement contains restrictions on the ability of the Noteholders to take certain actions, including:

•

Equity Cap.  The Noteholders and their controlled affiliates may not beneficially own more than 48.61% of the total number of issued and outstanding shares of Common Stock (the “Equity Cap”) or otherwise take any action that would result in a “change of control” under the Credit Facility until May 7, 2019.

•

Standstill.  The Stockholders Agreement contains a “standstill” provision which, for 18 months after the closing of the Initial Exchange, restricts the Noteholders and their controlled affiliates from: (i) acquiring voting securities of the Company or any rights or options to acquire voting securities that would result in the Noteholders and their controlled affiliates beneficially owning shares of Common Stock over the Equity Cap; (ii) proposing to have the Noteholders or any controlled affiliate of the Noteholders enter into any merger or business combination involving the Company or propose to have the Noteholders or any controlled affiliate of the Noteholders purchase a material portion of the Company’s assets; (iii) making any “solicitation” of “proxies” to vote or consent, or seek to advise or influence any person on the voting of, or granting of a consent for, any voting securities of the Company; (iv) forming, joining or in any way participating in a “group” regarding voting securities of the Company; (v) other than as required by law, disclosing any intention, plan or arrangement inconsistent with the above; (vi) except as permitted by the Stockholders Agreement, providing or acting as agent for the purpose of obtaining, debt or equity financing for any transaction described in (i) or (ii) above; or (vii) advising, assisting or encouraging any other persons in connection with any of the above.

30

PROXY STATEMENT

THE EXCHANGE AGREEMENT (continued)

•

Restrictions on Transfer.  The Noteholders will be subject to a six-month “lock up” regarding transfers of Common Stock and, for 18 months thereafter, “dribble out” limitations limiting the Noteholders’ ability to transfer more than 5% of the shares of Common Stock beneficially owned by them in each rolling 90-day period (subject to exceptions for underwritten offerings effected pursuant to the Registration Rights Agreement).

The Noteholders also have agreed to vote their shares in proportion with non-Noteholder stockholders on typical annual meeting matters, including the election of directors. These proportionate voting restrictions will be removed on the earlier to occur of (i) our equity market capitalization reaching a value equal to the sum of (A) $10.00 multiplied by the number of shares of Common Stock issued and outstanding following the Initial Exchange and (B) $10.00 multiplied by the number of shares of Common Stock issued in the Follow-On Exchange, which implies a market capitalization of between approximately $800 million and $1.1 billion, depending on the results of the Follow-On Exchange Offer, and (ii) the termination of the Stockholders Agreement.

The Stockholders Agreement will terminate on the earlier of (i) such time as the Noteholders and their controlled affiliates no longer beneficially own 10% of the issued and outstanding shares of Common Stock and (ii) the five-year anniversary of the closing of the Initial Exchange.

Registration Rights Agreement

In connection with the closing of the Initial Exchange, we will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Noteholders, providing for, among other things, demand and piggyback registration rights regarding the shares of Common Stock received by Noteholders in the Initial Exchange. The Registration Rights Agreement provides that, following the one-year anniversary of the closing of the Initial Exchange, the Noteholders may make up to two requests for registration in any 12 consecutive month period for all or part of the registrable securities held by the Noteholders, so long as the registration is for registrable securities that have a fair market value over $20 million. On this request, we will use commercially reasonable efforts to file an appropriate registration statement and cause such registration statement to be declared effective as promptly as reasonably practicable.

The Registration Rights Agreement also provides that if at any time we propose to register any of our equity securities under the Securities Act, in connection with the public offering of these securities, the Noteholders will be entitled to certain “piggyback” registration rights permitting the Noteholders to include their Common Stock in such registration, subject to certain marketing and other limitations. As a result, when we propose to file a registration statement under the Securities Act, other than for certain excluded registrations, the Noteholders are entitled to notice of the registration and have the right, subject to certain limitations that a lead underwriter may impose on the number of shares of Common Stock included in the registration, to include their shares of Common Stock in the registration.

THIS SUMMARY OF THE TERMS OF THE EXCHANGE AGREEMENT, THE STOCKHOLDERS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE INITIAL EXCHANGE AND THE FOLLOW-ON EXCHANGE OFFER; HOWEVER, IT IS NOT INTENDED AS A SUBSTITUTE FOR REVIEWING THE EXCHANGE AGREEMENT, THE FORM OF STOCKHOLDERS AGREEMENT AND THE FORM OF REGISTRATION RIGHTS AGREEMENT IN THEIR ENTIRETY. THE EXCHANGE AGREEMENT IS INCLUDED AS ANNEX B TO THIS PROXY STATEMENT, AND THE FORMS OF STOCKHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT ARE ATTACHED THERETO AS EXHIBITS A AND B, RESPECTIVELY. YOU SHOULD READ THIS SUMMARY TOGETHER WITH THESE DOCUMENTS.

31

PROXY STATEMENT

THE SPECIAL MEETING

Time, Place and Purpose of the Special Meeting

This Proxy Statement is being furnished to our stockholders for the solicitation of proxies by our Board for use at our special meeting of stockholders to be held at One Ridgmar Centre, 6500 West Freeway, Suite 800 in Fort Worth, Texas, on [•], 2017, at [•] a.m. Central Time, and at any adjournments or postponements of the meeting:

The Special Meeting is being called to request approval by our stockholders of:

•	the issuance of shares of Common Stock in connection with the Initial Exchange and the Follow-On Exchange Offer under NASDAQ Stock Market Rules 5635(b) and 5635(d);

•	an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock to 180,000,000 shares; and

•

the adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of one or both of the Transaction Proposals.

Recommendation of the Board of Directors

Our Board unanimously recommends that you vote “FOR” the NASDAQ Proposal, “FOR” the Authorized Shares Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate.

Record Date and Quorum

Stockholders as of the close of business on [•], 201[•] are entitled to attend and vote at the Special Meeting.

There must be a quorum for the Special Meeting to be held. A quorum is the presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting. Proxies that are voted “FOR,” “AGAINST” or “ABSTAIN” on a matter are treated as being present at the Special Meeting for purposes of establishing a quorum and also treated as shares “represented and voting” at the Special Meeting with respect to such matter.

Any abstentions will be counted in determining whether a quorum is present at the Special Meeting.

As of the close of business on [•], 201[•], there were [•] shares of our Common Stock outstanding and entitled to vote at the Special Meeting

Vote Required for Approval

The approval of the NASDAQ Proposal requires the affirmative vote of a majority of the shares of Common Stock present at the Special Meeting, in person or represented by proxy. Abstentions will have the same effect as a vote against the NASDAQ Proposal.

The approval of the Authorized Shares Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions will have the same effect as a vote against the Authorized Shares Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present at the Special Meeting, in person or represented by proxy. Abstentions will have the same effect as a vote against the Adjournment Proposal.

32

PROXY STATEMENT

THE SPECIAL MEETING (continued)

Shares Held by Company Directors and Executive Officers

As of the close of business on [•], 201[•], the Record Date, the Company’s directors and executive officers held and are entitled to vote, in the aggregate, [•] shares of Common Stock, representing approximately [•]% of the total number of shares of Common Stock outstanding as of the Record Date.

The directors and executive officers of the Company intend to vote their shares “FOR” the Transaction Proposals and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.

Voting of Proxies

If your shares are held in your name, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

•

By Internet.  You may submit a proxy electronically by the Internet at www.proxyvote.com. Please have your Notice of Availability or proxy card, which includes your personal control number, on hand when you log onto the website. Internet voting will no longer be available as of 10:59 p.m. Central Time on [•], 201[•].

•

By Telephone.  You may submit a proxy by telephone using the toll-free number listed on the proxy card or your Notice of Availability. Please have your proxy card or Notice of Availability in hand when you call. Telephone voting will no longer be available as of 10:59 p.m. Central Time on [•], 201[•].

•	By Mail. If you request paper copies of the proxy materials by mail, you may submit a proxy by signing, dating and returning your proxy card in the pre-addressed envelope provided.

•	In Person. You may vote in person at the special meeting by completing a ballot; however, attending the meeting without completing a ballot will not count as a vote.

If you vote by granting a proxy, the proxy holders will vote the shares according to your instructions. If you submit a proxy without giving specific voting instructions, the proxy holders will vote those shares as recommended by our Board. If you plan to vote in person at the Special Meeting and your shares are held in your name, please bring proof of identification. Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Special Meeting.

If your shares are held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow for your shares to be voted. We expect Internet and telephone voting to be offered to street name stockholders. You also may vote in person at the Special Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the voting instruction form or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Special Meeting. If you plan to vote in person at the Special Meeting and you have obtained a legal proxy from your broker, bank or other nominee, please bring proof of identification. If your shares are held in street name in a brokerage account or by a bank or other nominee, you must provide your broker with instructions on how to vote your shares for your shares to be voted on Proposals 1, 2 and 3. If you do not instruct your broker on how to vote these proposals, your shares will not be voted on these matters.

Revocability of Proxies

You have the right to change or revoke your proxy at any time before the vote taken at the special meeting by:

•	attending the Special Meeting and voting in person;

•	properly submitting a later-dated proxy either by mail, the Internet or telephone; or

•	delivering a written notice to our Corporate Secretary before the vote at the Special Meeting.

Please note that if you hold your shares in “street name” through a broker, bank or other nominee and you have instructed your broker, bank or other nominee to vote your shares, the above-described options for changing your vote do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to change your vote.

33

PROXY STATEMENT

THE SPECIAL MEETING (continued)

Adjournments and Postponements

Although we do not expect this, we may adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Special Meeting, by the Chairman of the meeting, or by approval of the holders of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting, whether or not a quorum exists. Any adjournment or postponement of the Special Meeting to solicit additional proxies will allow stockholders who already have sent in their proxies to revoke them at any time before their use.

Rights of Dissenting Stockholders

Stockholders have no right under Delaware law to seek appraisal of their Common Stock in connection with the Proposals.

Solicitation of Proxies; Payment of Solicitation Expenses

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability and related proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, email, facsimile or other means. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held by such persons, and we may reimburse those brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. To assist in the solicitation of proxies, we have engaged Okapi Partners LLC, which will receive a fee of approximately $12,000, plus out-of-pocket expenses.

Other Matters

The Board knows of no other matters to be brought before the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented by the proxy in accordance with their best judgment on such matters, under applicable laws.

Questions and Additional Information

If you have more questions about the Proposals or Exchange Transactions, need assistance in submitting your proxy or voting your shares or need additional copies of this Proxy Statement or the enclosed proxy card, you should contact us in writing at:

Approach Resources Inc.

Attention: Investor Relations

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

(817) 989-9000

ir@approachresources.com

You may also contact our proxy solicitor, Okapi Partners LLC, at:

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders Call Toll-Free: (877) 259-6290

Email: info@okapipartners.com

34

PROXY STATEMENT

PROPOSAL NO. 1

APPROVAL OF ISSUANCE THAT MAY RESULT IN A CHANGE OF CONTROL UNDER NASDAQ LISTING RULE 5635(b) AND OF MORE THAN 20% OF VOTING POWER UNDER NASDAQ LISTING RULE 5635(d)

Our common stock is listed on NASDAQ and we are subject to NASDAQ’s rules and regulations. NASDAQ Listing Rule 5635(b) and 5635(d) require us to obtain stockholder approval before certain issuances of common stock or securities convertible into common stock.

Purpose and Effect of Approving the NASDAQ Proposal.

NASDAQ Listing Rule 5635(b) requires stockholder approval before the issuance of securities when the issuance or potential issuance of securities will result in a change of control of the Company. NASDAQ defines a change of control as occurring when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of a company, and such ownership or voting power would be the largest ownership position. The Exchange Transactions will result in the Noteholders, and potentially other holders of Notes who may own other shares of Common Stock at the time of the Follow-On Exchange Offer, owning in excess of 20% of our Common Stock.

In addition, NASDAQ Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date we enter into a binding agreement for the issuance of such securities. Based on an exchange ratio of 300 shares of Common Stock for $1,000 principal amount of the Notes, the issuance of the Common Stock pursuant to the Exchange Transactions would involve the issuance of securities constituting more than 20% of our Common Stock at a discount to the book value of our Common Stock on the date of the Exchange Agreement.

If Proposal 1 is not approved, we will not adopt Proposal 2.

Recommendation

Our Board recommends a vote “FOR” Proposal 1.

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PROXY STATEMENT

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES

The Board has approved and is recommending to the stockholders for approval at the Special Meeting an amendment to the FOURTH article of the Company’s Restated Certificate of Incorporation, which includes the terms of the Company’s authorized capital stock. The FOURTH article currently authorizes 90,000,000 shares of Common Stock, as well as 10,000,000 shares of preferred stock, par value $0.01 per share. The proposed amendment would increase the authorized Common Stock to 180,000,000 shares of Common Stock. The authorized shares of preferred stock would remain 10,000,000. If approved by the stockholders, this amendment would become effective on filing a certificate of amendment with the Secretary of State of the State of Delaware. The proposed amendment to the FOURTH article of the Restated Certificate of Incorporation would replace the first paragraph of the article with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 190,000,000, of which 180,000,000 of such shares shall be Common Stock, all of one class, having a par value of $0.01 per share (“Common Stock”), and 10,000,000 of such shares shall be Preferred Stock, having a par value of $0.01 per share (“Preferred Stock”).”

The additional shares of Common Stock authorized by the proposed amendment would have the same rights and privileges as the shares of Common Stock currently authorized. The Common Stock has no preemptive rights to purchase Common Stock or other securities of the Company, other than as may be granted under the Stockholders Agreement to be entered into with the Noteholders on closing of the Initial Exchange. In addition, under Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights in connection with the proposed increase in the number of shares of Common Stock authorized for issuance.

As of the Record Date, [•] shares of Common Stock were issued and outstanding with an additional [•] shares of Common Stock reserved for issuance as of the Record Date. As a result, only approximately [•] million shares of Common Stock are available for issuance for future purposes, and the Board deems it advisable to increase our authorized Common Stock.

36

PROXY STATEMENT

PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES (continued)

Below is a table showing the number of shares of Common Stock that would be outstanding based on three illustrative outcomes of the Exchange Transactions (in thousands), as of September 30, 2016:

	Pre-Transaction	Pro Forma for the Exchange Transactions Following Closing of Initial Exchange	Pro Forma for the Transactions Following Closing of Initial Exchange and 50% Participation in Follow-On Exchange Offer(1)	Pro Forma for the Transactions Assuming Full Participation in Follow-On Exchange Offer (1)
Common Stock outstanding	41,608	80,773	95,739	110,704
Common Stock authorized	90,000	90,000	90,000	90,000
Common Stock authorized, pro forma for approval of Proposal 2	90,000	180,000	180,000	180,000
(1)	Assumes Follow-On Exchange Offer is conducted at Initial Exchange Ratio.

The form of amendment to the Company’s Restated Certificate of Incorporation is included as Annex C to this Proxy Statement.

Purpose and Effect of Approving the Amendment to the Company’s Restated Certificate of Incorporation

The purpose of amending our Restated Certificate of Incorporation to increase the authorized share capital of the Company is to provide us with sufficient common stock capacity to issue shares of Common Stock in connection with the Follow-On Exchange Offer described in greater detail above. The Follow-On Exchange Offer is conditioned on the completion of the Initial Exchange and the approval of the Authorized Shares Proposal.

If the Exchange Transactions are completed at the Initial Exchange Ratio, the aggregate number of shares issued and outstanding, together with those reserved for issuance under equity incentive plans, would total [•] million. Having an additional [•] million shares available for issuance after completion of the proposed Exchange Transactions would give us greater flexibility and allow shares of Common Stock to be issued without the expense and delay of a stockholders’ meeting. The additional shares of Common Stock would be available for issuance without further action by the stockholders unless such action is required by applicable law or the rules of any stock exchange on which the Common Stock may be listed. The Board believes that the additional flexibility to issue Common Stock will give us the ability to take advantage of future growth initiatives.

We have not proposed the increase in the authorized number of shares of Common Stock with the intention of using the additional shares for antitakeover purposes, although we could use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

If Proposal 1 is not approved, we will not adopt Proposal 2.

Recommendation

Our Board recommends a vote “FOR” Proposal 2.

37

PROXY STATEMENT

PROPOSAL NO. 3

ADJOURNMENT PROPOSAL

At the Special Meeting, we may adjourn, or ask stockholders to vote to adjourn, the Special Meeting to solicit additional proxies in favor of the approval of one or both of the Transaction Proposals if we have not obtained sufficient votes to approve the proposals. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter, assuming a quorum is present at the meeting. Because this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

Recommendation

Our Board recommends a vote “FOR” Proposal 3.

38

PROXY STATEMENT

STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, Section 16 officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership on Form 3 and reports of changes of ownership on Forms 4 and 5 with the SEC. These Section 16 officers, directors and 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms that they file. Specific due dates for these reports have been established by regulation, and we are required to report in this Proxy Statement any failure to file by these dates in 2015.

Based solely on our review of reports and written representations that no other reports were required, we believe that all required reports were filed timely, except that one Form 4 for a single transaction filed for Ms. Uma Datla, our Chief Accounting Officer, was filed late.

Security Ownership of Management and Certain Beneficial Owners

The following table shows, as of November 21, 2016, beneficial ownership of our Common Stock by our directors, our named executive officers, all directors and executive officers as a group and all persons who were known to us to be the beneficial owners of more than 5% of our outstanding shares:

Name	Number of Shares of Common Stock Owned(1)	Percent(2)
Directors and Executive Officers:
J. Ross Craft, P.E.(3)	1,428,722	3.4%
Qingming Yang, PhD(3)	543,766	1.3%
Sergei Krylov(3)	406,132	1.0%
J. Curtis Henderson(3)	537,181	1.3%
Alan D. Bell(3)	64,124	*
James H. Brandi(3)	96,773	*
James C. Crain(3)(4)	110,490	*
Vean J. Gregg III(3)	90,049	*
All executive officers and directors as a group (8 persons)(3)	3,277,237	7.9%
Other Beneficial Owners:
Schneider Capital Management Corporation(5)	4,503,672	10.8%
First Manhattan Co.(6)	3,664,779	8.8%
*	Less than one percent.
(1)	Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and investment power.
(2)	Based on 41,604,891 shares of our Common Stock outstanding at November 21, 2016.
(3)	c/o Approach Resources Inc., One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116.
(4)	Has a principal business address of 300 Crescent Court, Suite 900, Dallas, Texas 75201.
(5)	Based on a Schedule 13F filed on November 14, 2016, reporting ownership as of September 30, 2016. Schneider Capital Management Corporation (“Schneider Capital”) has the sole power to vote 2,874,340 shares and the sole power to dispose of 4,503,672 shares. Schneider Capital’s principal business address is 460 E. Swedesford Rd., Suite 2000, Wayne, PA 19087.
(6)	Based on a Schedule 13F filed on October 20, 2016 reporting ownership as of September 30, 2016. First Manhattan Co. (“First Manhattan”), as an investment adviser and as a broker or dealer, has the sole power to dispose of 3,664,779 shares, the sole power to vote 540,800 shares, and the shared power to vote 2,840,883 shares. First Manhattan’s principal business address is 399 Park Avenue, New York, New York 10022.

39

PROXY STATEMENT

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Under Rule 14a-8 of the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2017 annual meeting. Under the SEC’s rules and regulations, stockholders interested in submitting proposals in our proxy materials and for presentation at our 2017 annual meeting of stockholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. In general, stockholder proposals must be received by our Corporate Secretary at Approach Resources Inc., One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116 no later than December 21, 2016, to be eligible for inclusion in our proxy materials.

Alternatively, as specified in our bylaws, a stockholder making a nomination for election to our Board or a proposal of business (other than proposals to be included in our proxy statement for our 2017 annual meeting as discussed in the previous paragraph) for our 2017 annual meeting of stockholders must deliver proper notice to our Corporate Secretary at Approach Resources Inc., One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116 not less than 90 and no more than 120 calendar days before the one-year anniversary of the date of our 2016 annual meeting proxy statement. As a result, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2017 annual meeting of stockholders, it must be properly submitted to our Corporate Secretary no earlier than December 21, 2016, and no later than January 20, 2017.

Under to Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2017 annual meeting that the stockholder does not seek to have included in our 2017 proxy statement if (except as described in the following sentence) such proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before January 20, 2017, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after January 20, 2017, and the matter nonetheless is permitted to be presented at the 2017 annual meeting of stockholders, our Board may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement for the 2017 annual meeting of stockholders. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

For each individual that a stockholder proposes to nominate as a director and for each matter of business proposed to be considered, the stockholder must provide notice to our Corporate Secretary within the time limits described above for delivering notice of such stockholder proposal and comply with the information requirements in our bylaws relating to stockholder nominations.

Detailed information for submitting stockholder proposals is available on written request to our Corporate Secretary at Approach Resources Inc., One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116. These requirements are separate from, and in addition to, the SEC’s rules and regulations that a stockholder must meet to have a stockholder proposal included in our proxy statement for the 2017 annual meeting of stockholders.

40

PROXY STATEMENT

OTHER MATTERS

Our Board does not know of any other matters that are to be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

41

PROXY STATEMENT

ADDITIONAL INFORMATION ABOUT US

If you would like to receive further information about Approach Resources Inc., please visit our website at www.approachresources.com. The “Investors” section of our website contains management presentations, financial information, stock quotes and links to our filings with the SEC.

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2015, and our quarterly report on Form 10-Q for the quarterly period ended September 30, 2016, including the financial statements, but not including exhibits, will be provided at no charge to each person to whom this Proxy Statement is delivered on the written request of such person addressed to Approach Resources Inc., Attn: Investor Relations, One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116, or by contacting Investor Relations at (817) 989-9000 or through our website at www.approachresources.com.

You may read without charge, and copy at prescribed rates, all or any portion of the Proxy Statement or any reports, statements or other information in the files at the public reference facilities of the SEC’s principal office at Room 1580, 100 F Street, N.E., Washington, D.C., 20549. You can request copies of these documents on payment of a duplicating fee by writing to the SEC. You may call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference rooms. Our filings are also available on the Internet website maintained by the SEC at www.sec.gov.

In this Proxy Statement, we state that information and documents are available on our website. These references are merely intended to suggest where our stockholders may obtain additional information. The materials and other information presented on our website are not incorporated in and should not otherwise be considered part of this Proxy Statement.

42

PROXY STATEMENT

INCORPORATION BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. We are disclosing important information to you by referring you to those documents and information we subsequently file with the SEC will automatically update and supersede information contained in this Proxy Statement and in our other filings with the SEC. This document incorporates by reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed on March 4, 2016, and the Company’s quarterly report on Form 10-Q for the quarter ended September, 2016, filed on November 3, 2016.

43

Annex A

767 Fifth Avenue New York, NY 10153 T 212.287.3200 F 212.287.3201 pwpartners.com

November 2, 2016

Board of Directors

Approach Resources Inc.

6500 West Freeway, Ste. 800

Fort Worth, Texas 76116

Members of the Board:

Perella Weinberg Partners LP (“Perella Weinberg Partners” or “we” or “us”) has been advised that Approach Resources Inc. (the “Company”) is contemplating entering into an exchange agreement (the “Agreement”) with one or more entities controlled by Dan and Farris Wilks (collectively, the “Equitizing Noteholder”), pursuant to which the Equitizing Noteholder will transfer to the Company, and the Company will acquire, directly or indirectly, $130,552,000 aggregate principal amount of the Company’s 7.00% Senior Notes due 2021 (the “Notes”) in exchange for shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), at an exchange ratio of 300 shares of Common Stock for each $1,000 aggregate principal amount of Notes exchanged (the “Wilks Transaction”). We understand that in connection with the Wilks Transaction, the Company and the Equitizing Noteholder will enter into a stockholders agreement (the “Stockholders Agreement”) and a registration rights agreement (the “Registration Rights Agreement”).

Pursuant to the Stockholders Agreement and the Registration Rights Agreement, the Equitizing Noteholder will be entitled to the following:

•

the right to appoint up to three directors to the Board of Directors (depending on the Equitizing Noteholder’s percentage of share ownership upon the closing of each of the Wilks Transaction and, if commenced, the Follow-on Transaction (as defined below), which percentage is expected to be between 35.4% and 48.61% of the outstanding share capital of the Company, with 48.61% (the “Equity Cap”) being the cap on the Equitizing Noteholder’s share ownership for the duration of the Stockholders Agreement (which shall terminate automatically upon the earlier to occur of (i) the Equitizing Noteholder’s percentage of share ownership being reduced to less than 10%; and (ii) the five year anniversary of the Stockholders Agreement));

•

the pre-emptive right to purchase any second lien debt issued by the Company during the term of the Stockholders Agreement on the same terms and conditions offered by the Company to a third party and subject to the Equitizing Noteholder’s right to offer debt financing on alternative terms specified by the Equitizing Noteholder (which terms may be accepted or rejected by the Company);

•	the pre-emptive right to participate in any equity offering undertaken during the term of the Stockholders Agreement, subject to the Equity Cap and customary exclusions; and

•

the right to demand registration under the Securities Act of 1933, as amended, of the Registrable Securities (as defined in the Registration Rights Agreement), commencing one year after the closing date of the Wilks Transaction.

If the Wilks Transaction is consummated and certain other conditions are met, the Company will use its commercially reasonable efforts to launch a follow-on exchange offer to holders of the remaining outstanding Notes for shares of Common Stock (the “Follow-On Transaction” and, together with the Wilks Transaction, the “Transaction”). The Follow-On Transaction will be made at 300 shares of Common Stock for each $1,000 aggregate principal amount of Notes exchanged (the “Initial Exchange Ratio”) or, if the ratio of shares of Common Stock per $1,000 principal amount of Notes obtained by dividing $953.62 per $1,000 principal amount of Notes by the 30-day volume-weighted average price per share at the time of launch of the Follow-On Transaction would be less than the Initial Exchange Ratio, at the Company’s discretion, a ratio between such lesser ratio and the Initial Exchange Ratio.

You have requested our opinion as to the fairness to the Company and to its stockholders that are unaffiliated with the Equitizing Noteholder, from a financial point of view, of the Transaction.

In connection with our review of the proposed Transaction and the preparation of our opinion, we have, among other things:

1.	reviewed drafts of the Agreement, the Stockholders Agreement and the Registration Rights Agreement, each as of November 1, 2016 and provided to us by the Company;

2.	reviewed the Company’s Annual Report filed on Form 10-K for the year ending December 31, 2015 and the Company’s Quarterly Reports filed on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016;

3.	reviewed other financial and operating information, including financial forecasts provided by the Company in writing;

4.	reviewed the pro forma impact of the transaction on the Company’s capital structure;

5.	compared the financial performance of the Company with that of certain publicly-traded companies which we believe to be relevant;

6.	compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transaction which we believe to be relevant;

7.	reviewed certain other publicly available information on the Company;

8.	discussed with members of the senior management of the Company and the Company Board certain information relating to the aforementioned and other matters which we have deemed relevant to our inquiry, including prior efforts to effect alternative transactions and the attendant risks of the current capital structure; and

9.	reviewed such other analyses, information and factors as we have deemed appropriate.

We have assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by the Company or any other party and have not attempted to verify independently any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have assumed that such financial forecasts and other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management, and we have relied upon management to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. In arriving at our opinion, we have also assumed that the Transaction will be consummated in accordance with the terms set forth in the applicable transaction documents, without material modification or amendment, without waiver of any of its covenants or conditions, or without delay, and that the final executed transaction documents will not differ in any respect material to our analysis from the draft documents reviewed by us. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

Our opinion is based upon market, economic, financial, and other circumstances and conditions existing and disclosed to us as of November 2, 2016. Any material change in such circumstances and conditions since that date would require a re-evaluation of this opinion, which we are under no obligation to undertake.

We express no opinion as to the underlying business decision to complete the Transaction, the structure or tax consequences of the Transaction, or the availability or advisability of any alternatives to the Transaction. This letter does not express any opinion as to the likely trading range of the Company’s common stock following the Transaction, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of the Company at that time. Our opinion is limited to the fairness, from a financial point of view, of the Transaction to the Company and to its stockholders that are unaffiliated with the Equitizing Noteholder. We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board of Directors to approve or consummate the Transaction.

In conducting our investigation and analyses and in arriving at our opinion, we have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant, including the review of: (i) historical and projected revenues, operating earnings, net income, and capitalization of the Company and certain other publicly-held oil and gas companies we believe to be similar to the Company; (ii) the current and projected financial position, results of operations, and capital resources of the Company; (iii) the historical market prices and trading activity of the Common Stock of the Company; (iv) financial and operating information for selected oil and gas company financing transactions that we deemed to be similar, in whole or in part, to the Transaction; (v) the condition of the securities markets generally and the oil and gas financing market specifically; and (vi) the financial prospects for the Company absent the Transaction.

In arriving at this opinion, Perella Weinberg Partners did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance, if any, of each analysis and factor. Accordingly, Perella Weinberg Partners believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this opinion.

Perella Weinberg Partners is actively engaged in the oil and gas investment banking business and regularly undertakes the valuation of investment securities in connection with securities offerings, business combinations, and similar transactions. Perella Weinberg Partners has been engaged to render financial advisory services to the Company in connection with the proposed Transaction and will receive a fee for delivering this opinion. In addition, the Company has agreed to indemnify us against certain liabilities arising out of our engagement. During the two year period prior to the date hereof, no material relationship existed between Perella Weinberg Partners and its affiliates, on the one hand, and either the Company or the Equitizing Noteholder, on the other hand, pursuant to which compensation was received by Perella Weinberg Partners or its affiliates. Perella Weinberg Partners and its affiliates may in the future provide investment banking and other financial services to the Company or its affiliates for which Perella Weinberg Partners or its affiliates would expect to receive compensation. In the ordinary course of our business, Perella Weinberg Partners may trade in the securities of the Company for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. The issuance of this opinion has been approved by our Fairness Committee.

This opinion is for the information and assistance of the Board of Directors of the Company in connection with, and for the purpose of its evaluation of, the proposed Transaction. This opinion does not constitute a recommendation to any stockholder of the Company regarding how said stockholder should vote on any matter related to the proposed Transaction. This opinion does not in any manner address the prices at which the shares of stock of the Company will trade at any time. The Company may include the full text of this letter in any proxy statement or offering memorandum prepared by the Company in connection with and describing the Transaction. Except for such uses, this opinion is not to be quoted or referred to, in whole or in part, without our prior written consent, which will not be unreasonably withheld.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that, as of the date hereof, the Transaction is fair, from a financial point of view, to the Company and to its stockholders that are unaffiliated with the Equitizing Noteholder.

Very truly yours,

PERELLA WEINBERG PARTNERS LP

Annex B

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”), is made and entered into as of November 2, 2016, by and between APPROACH RESOURCES INC., a Delaware company (the “Company”), and each of WILKS BROTHERS, LLC, a Texas limited liability company (“Wilks Brothers”) and SDW INVESTMENTS, LLC, a Texas limited liability company (“SDW”) (Wilks Brothers and SDW, collectively, the “Noteholders” and each, a “Noteholder”).

RECITALS

WHEREAS, the Company has issued and outstanding $230,320,000 principal amount of the 7.00% Senior Notes due 2021 (the “Notes”), issued pursuant to that certain Base Indenture, dated as of June 11, 2013 (the “Base Indenture”) by and among the Company, the guarantors party thereto and Wilmington Trust, National Association, as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 11, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) by and among the Company, the guarantors party thereto and the Trustee;

WHEREAS, each Noteholder is the Beneficial Owner of the aggregate principal amount of Notes set forth opposite its name on Schedule A attached hereto;

WHEREAS, the Parties have determined to enter into this Agreement, pursuant to which, amongst other things, each Noteholder shall transfer to the Company, and the Company shall acquire, directly or indirectly, all of the Notes held by such Noteholder in exchange for, shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), at an exchange ratio (the “Exchange Ratio”) of 300 shares of Common Stock for each $1,000 aggregate principal of amount of Notes exchanged pursuant hereto (the “Exchange Transaction”);

WHEREAS, in connection with the Exchange Transaction, the Company and the Noteholders have entered into or desire to enter into this Agreement and, at Closing, the Stockholders Agreement and the Registration Rights Agreement (each, the “Additional Agreements”) in accordance herewith;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exchange and Purchase.  Subject to the terms and conditions set forth in this Agreement, at the Closing each Noteholder will assign, transfer and deliver to the Company all of its right, title and interest in and to all of the Exchange Notes set forth opposite its name on Schedule A attached hereto free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever, other than liens arising under this Agreement to the extent surviving the Closing (collectively, “Liens”), against issuance and delivery, or payment, to such Noteholder, which shall be in full satisfaction of all obligations of the Company under the Exchange Notes, of (i) a number of shares of Common Stock (the “Shares”) equal to (A) the Exchange Ratio, multiplied by (B) (x) the aggregate principal amount of Exchange Notes, divided by (y) $1,000, and (ii) an amount in U.S. dollars (the “Cash Payment”) equal to the accrued (but unpaid) interest, from and including the most recent date to which interest has been paid pursuant to the terms of the Notes and the Indenture to but excluding the date of the Closing, on the aggregate principal amount of Exchange Notes set forth opposite its name on Schedule A attached hereto.

2. Closing and Closing Deliveries.  The closing of the Exchange Transaction (the “Closing”) shall take place at the offices of Weil, Gotshal & Manges LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201, at 10:00 a.m., local time, on the third Business Day following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Section 6 below (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions), unless another date, time or place is agreed to in writing by the parties hereto.

At the Closing:

a. the Company shall:

(i) deliver to each Noteholder’s custodian by means of book-entry transfer, which custodian shall be designated in writing by such Noteholder not less than five (5) business days prior to the Closing, Common Stock registered in the name of such Noteholder representing the aggregate number of Shares issuable to such Noteholder as determined pursuant to Section 1;

(ii) pay to each Noteholder, by wire transfer of immediately available funds to such account or accounts as designated by each Noteholder at least five (5) Business Days prior to the Closing, the Cash Payment payable to such Noteholder as determined pursuant to Section 1. above;

(iii) deliver to the Noteholders a counterpart of the stockholders agreement (the “Stockholders Agreement”) in the form attached hereto as Exhibit A duly executed by the Company;

(iv) deliver to the Noteholders a counterpart of the registration rights agreement (the “Registration Rights Agreement”) in the form attached hereto as Exhibit B duly executed by the Company; and

b. the Noteholders shall:

(i) effect by book entry, in accordance with the applicable procedures of the Depository Trust Company, the delivery to the Company (or its transfer agent or designee) of all of the Exchange Notes set forth opposite the relevant Noteholder’s name on Schedule A attached hereto and all other documents and instruments reasonably requested by the Company to effect the transfer of the Notes to the Company;

(ii) deliver to the Company a counterpart of the Stockholders Agreement duly executed by each Noteholder; and

(iii) deliver to the Company a counterpart of the Registration Rights Agreement duly executed by each Noteholder.

3. Representations and Warranties of the Noteholders.  Each Noteholder, severally and not jointly nor jointly and severally, represents and warrants to the Company as follows:

a. Title to Notes.  (i) Such Noteholder is the sole Beneficial Owner of the aggregate principal amount of Notes set forth opposite its name on Schedule A hereto (“Exchange Notes”), the Exchange Notes set forth opposite the name of a Noteholder on Schedule A hereto are held by such Noteholder free and clear of all Liens, and none of the Noteholder or any Affiliate of such Noteholder owns or holds beneficially or of record any Notes (or any rights or interests of any nature whatsoever in or with respect to any Notes) other than Exchange Notes set forth on Schedule A hereto, and (ii) such Noteholder is the sole Beneficial Owner of the number of shares of Common Stock (“Owned Shares”) set forth opposite its name on Schedule A hereto, the Owned Shares set forth opposite the name of a Noteholder on Schedule A hereto are held by such Noteholder free and clear of all Liens and none of the Noteholder or any Affiliate of such Noteholder owns or holds beneficially or of record any shares of Common Stock (or any rights or interests of any nature whatsoever in or with respect to any Common Stock) other than Owned Shares set forth on Schedule A hereto. Other than this Agreement and the Consent, such Noteholder is not party to or bound by any contract, option or other arrangement or understanding with respect to the purchase, sale, delivery, transfer, gift, pledge, hypothecation, encumbrance, assignment or other disposition or acquisition of (including by operation of law) (i) any Notes (or any rights or interests of any nature whatsoever in or with respect to any Notes), or as to voting, agreeing or consenting (or abstaining therefrom) with respect to any amendment to or waiver of any terms of, or taking any action whatsoever with respect to, the Notes and/or the Indenture or (ii) any shares of Common Stock (or any rights or interests of any nature whatsoever in or with respect to any shares of Common Stock), or as to voting, agreeing or consenting (or abstaining therefrom) with respect to any matter relating to, or taking any action whatsoever with respect to, the Company or any shares of Common Stock (whether or not a Beneficial Owner thereof as of the date hereof).

b. Existence; Authority; Binding Effect.  Such Noteholder is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Noteholder has full legal capacity, power and authority to execute and deliver this Agreement, the Additional Agreements, the Consent attached hereto as Exhibit C (the “Consent”), to which the form of Second Supplemental Indenture (the “Supplemental Indenture”) is attached, and any other agreements or instruments executed or to be executed by it in connection herewith and to consummate the transactions contemplated herein and therein. The execution, delivery and performance by such Noteholder of this Agreement, the Additional Agreements, the Consent and any other agreements or instruments executed or to be executed and delivered by such Noteholder in connection herewith, and the consummation of the transactions contemplated hereby and thereby by such Noteholder, have been duly and validly authorized and approved by the board of directors or other governing body of such Noteholder, and no other actions on the part of such Noteholder are necessary in respect thereof. Each of this Agreement and the Consent is, and each of the Additional Agreements and the other agreements and instruments executed hereunder by such Noteholder in connection herewith will be, a valid and binding obligation of such Noteholder, in each case, to the extent party thereto, enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Consent, and every proxy or agency authority granted therein, is a continuing consent as such term is used in the Indenture, is coupled with an interest and is irrevocable for the term of this Agreement.

c. No Violation.  None of the execution and delivery of this Agreement, the Consent or any of the Additional Agreements or any other agreements or instruments executed and delivered by such Noteholder in connection herewith, nor the performance of any obligations hereunder or thereunder by such Noteholder, including the exchange of the Notes pursuant to this Agreement, will conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under or result in the creation of any lien upon the Notes held by such Noteholder under (i) the organizational documents of such person, including any limited liability company agreement, certificate of incorporation or bylaws or similar agreement; (ii) any law, order, writ, injunction or decree applicable to such Noteholder or by which any property or asset of such Noteholder is bound or affected; or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which such Noteholder is a party or by which such Noteholder or any property or asset of such Noteholder is bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults, events, losses, payments, cancellations, encumbrances, or other occurrences that are not, individually or in the aggregate, reasonably expected to prevent or materially delay the Closing or the performance by such Noteholder of any of its obligations under this Agreement or any Additional Agreement to which it is or will be a party.

d. Consents and Approvals.  No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any governmental entity or any other Person is required to be obtained, made or given by or with respect to such Noteholder in connection with the execution and delivery of this Agreement, the Consent or any Additional Agreements or other agreements or instruments executed and delivered hereunder or thereunder by such Noteholder, or the performance of any obligations hereunder or thereunder by such Noteholder, including the exchange of the Notes.

e. Transfer Restrictions.  The offer and sale of the Shares to be issued pursuant to this Agreement are intended to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act. Such Noteholder acknowledges and agrees that (i) the Shares are “restricted securities” (as such term is commonly used with regard to Federal and state securities laws), (ii) the Shares may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and otherwise in accordance with applicable state securities laws, (iii) the Shares are subject to the terms and conditions of the Stockholders Agreement, and (iv) in connection with any transfer of the Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company documents or other support, including, but not limited to, certain representations by such Noteholder, reasonably requested by the Company and a customary opinion of counsel experienced in such matters and reasonably acceptable to the

Company. Such Noteholder acknowledges and agrees that the Shares will contain a legend in substantially the following form (and customary corresponding instructions and stop-transfer orders will be made in the stock transfer records, electronically or otherwise, for shares in book-entry form):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT OR ANY APPLICABLE “BLUE SKY” LAWS.

THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN A STOCKHOLDERS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY OR ANY SUCCESSOR THERETO.

f. Ability to Bear Risk and Sophistication.  Such Noteholder understands that the Exchange Transaction and ownership and investment in the Shares, involves substantial risk. Such Noteholder has such knowledge and experience in financial and business matters, and its financial situation is such, that it is capable of evaluating the merits and risks of its participation in the Exchange Transaction and of bearing the economic risk of its investment in the Shares (including the complete loss of such investment).

g. Qualified Institutional Buyer.  Such Noteholder is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is acquiring the Shares for investment purposes and solely for its account and not with a view to further distribution or resale in violation of the Securities Act.

h. No Brokers or Finders.  Such Noteholder has not incurred nor become liable for any broker’s commission or finder’s fee relating to the transactions contemplated by this Agreement.

i. Advice.  Such Noteholder has completed its own independent inquiry and has relied fully upon the advice of its own legal counsel, accountant, financial and other advisors in determining the legal, tax, financial and other consequences of this Agreement and the transactions contemplated hereby and the suitability of this Agreement and the transactions contemplated hereby for such Noteholder and its particular circumstances.

j. Certain Information.  The information provided by such Noteholder for inclusion or incorporation by reference in the Proxy Statement will not, at the time it is first mailed to the Company’s stockholders, at the time of any amendments or supplements thereto and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Each of the Noteholder Board Designees has agreed, and each of the Noteholder Designee Replacements shall have agreed, to serve as a director and to provide any information reasonably requested by the Company for inclusion in the Proxy Statement.

k. No Other Representations or Warranties.  Except for the representations and warranties contained in Section 4 hereof, none of the Company nor any Affiliate or Representative of the Company nor any other Person has made or is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied with respect to the Company, this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby and such Noteholder disclaims any reliance on any representation or warranty of the Company or any Affiliate or Representative thereof except for the representations and warranties expressly set forth in Section 4 hereof.

4. Representations and Warranties of the Company.  The Company represents and warrants to the Noteholders as follows:

a. Existence; Authority; Binding Effect.  The Company and each subsidiary of the Company is (i) duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing as that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company. The execution and delivery of this Agreement, the Additional Agreements, the Supplemental Indenture, and any other agreements or instruments executed or to be executed and delivered in connection herewith, and the consummation of the transactions contemplated hereby and thereby, by the Company, including the issuance and delivery of the Shares to the Noteholders pursuant to this Agreement, have been duly and validly authorized and approved by the board of directors of the Company and no other actions on the part of the Company are necessary in respect thereof other than (i) the affirmative vote (in person or by proxy) of the holders of a majority of Common Stock present or represented by proxy at the Stockholders Meeting on the proposal presented for the approval of the issuance of the Shares for purposes of NASDAQ Listing Rules 5635(b) and (d) in connection with the consummation of the transactions contemplated by this Agreement (the “Nasdaq Approval”) and (ii) solely with respect to consummation of the Exchange Offer, the affirmative vote (in person or by proxy) of the majority of the outstanding shares of Common Stock on the proposal presented at the Stockholders Meeting for the approval of the Amendment (the “Charter Amendment”) to the Restated Certificate of Incorporation (the “Charter”) in the form attached hereto as Exhibit D (the “Charter Amendment Approval” and, collectively with the Nasdaq Approval, the “Shareholder Approvals”). This Agreement is, and each of the Additional Agreements, the Supplemental Indenture and the other agreements and instruments executed hereunder by the Company in connection herewith will be, a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

b. No Violation.  None of the execution, delivery or, upon receipt of the Nasdaq Approval and, with respect to the Exchange Offer, upon receipt of the Charter Amendment Approval, performance of this Agreement, the Supplemental Indenture, each of the Additional Agreements and each of the other agreements or instruments executed and delivered by the Company in connection herewith, will conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under or give rise to a right of termination, cancellation, modification or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries under (i) the certificate of incorporation, bylaws or similar organizational documents of the Company or any of its subsidiaries; (ii) any law, order, writ, injunction or decree applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected; or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any property or asset of the Company or any of its subsidiaries is bound or affected, except, in the case of clause (i), for obtaining a resignation from a director if and when required to comply with Section 2.1.1(a) of the Stockholders Agreement, and in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults, events, losses, payments, cancellations, encumbrances, or other occurrences that are not, individually or in the aggregate, reasonably expected to (A) have a material adverse effect on the assets, liabilities, condition (financial or otherwise), business or results of operations of the Company and its subsidiaries taken as a whole, or (B) prevent or materially delay the performance by the Company of any of its obligations under this Agreement or any Additional Agreement to which it is or will be a party (collectively, (A) and (B), and except as hereinafter provided, a “Material Adverse Effect”).

c. Consents and Approvals.  No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any governmental entity or any other Person is required to be obtained, made or given by or with respect to the Company or any subsidiary of the Company in connection with the execution and delivery of this Agreement, the Supplemental Indenture or any Additional Agreements or other agreements or instruments executed and delivered hereunder by the Company, or the performance of any obligations hereunder or thereunder by the Company, except for (i) the Nasdaq Approval, (ii) with respect to the Exchange Offer, the filing of the Charter Amendment with the Delaware Secretary of State subject to receipt of the Charter Amendment

Approval, (iii) the filing of the Proxy Statement with the SEC, and (iv) such other filings by the Company with the SEC as are appropriate in connection with or required by the federal and state securities laws and rules and regulations thereunder in connection with the transactions contemplated hereby.

d. Capitalization.

(i) As of the date of this Agreement, (A) the authorized capital stock of the Company consists of 90,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share; (B) (x) 41,608,374 shares of Common Stock are issued and outstanding and (y) no shares of preferred stock of the Company are issued and outstanding; and (C) all outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable preemptive, participation, rights of first refusal and other similar rights.

(ii) Other than pursuant to this Agreement and other than shares of Common Stock issued and issuable pursuant to options and other rights granted under the Company’s 2007 Stock Incentive Plan, as the same may be amended from time to time, there are (A) no securities, options, warrants, calls, pre-emptive exchange, conversion, purchase or subscription rights, or other rights, agreements, arrangements or commitments of any kind, contingent or otherwise, that could require the Company to issue, sell or otherwise cause to become outstanding, any shares of capital stock or other equity or debt interest in the Company or require the Company to grant or enter into any such option, warrant, call, subscription, conversion, purchase or other right, agreement, arrangement or commitment, and no authorization has been given therefor, and (B) no commitments or agreements of any kind to which the Company or any subsidiary is bound obligating the Company to either (x) repurchase, redeem or otherwise acquire any shares of the Company’s capital stock or any of the Notes (other than to the extent required by the Indenture) or (y) accelerate the vesting or exercisability of any instrument referred to in clause (A) of this paragraph as a result of this Agreement, either alone or upon the occurrence of any additional subsequent events.

e. Issuance of the Shares.  Upon issuance in accordance herewith, the Shares issuable hereunder will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws and under the Additional Agreements or any Liens created or imposed by any Noteholder.

f. Offering.  Subject to the accuracy of each Noteholder’s representations and warranties in Section 3.e., f., g. and i. hereof, the offer, exchange, purchase and issuance of the Shares to each of the Noteholders constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and will be issued in compliance with all applicable federal and state securities laws.

g. No Solicitation.  No form of general solicitation or advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by the Company or any of its Representatives in connection with the offer or sale of any of the Shares, including, without limitation, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

h. Litigation.  There is no pending action, suit, claim, inquiry, investigation, audit or proceeding by or before any governmental authority, or any arbitration, mediation or other similar proceeding (each of the foregoing, a “Proceeding”), and to the knowledge of the Company, there is no Proceeding threatened against the Company or any of its subsidiaries, that seeks to prevent, hinder, modify, delay or challenge the transactions contemplated hereby or any action taken or to be taken pursuant hereto.

i. SEC Documents.  The Company has timely filed and furnished all required reports, schedules, forms, certifications, prospectuses, and registration, and other statements with the SEC since January 1, 2015 (collectively and together with all documents filed on a voluntary basis on Form 8-K, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). As of their respective effective dates and as of their respective SEC filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002, as the case may be, applicable to such SEC Documents, and none of the SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

j. No Other Representations or Warranties.  Except for the representations and warranties contained in Section 3 hereof, none of the Noteholders nor any Affiliate or Representative of the Noteholders nor any other Person has made or is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied with respect to the Noteholders, this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby and the Company (on behalf of itself and each of its subsidiaries) disclaims any reliance on any representation or warranty of any Noteholder or any Affiliate or Representative thereof except for the representations and expressly set forth in Section 3 hereof.

5. Covenants of the Company and of the Noteholders.

a. Restrictions on Acquisition and Transfer.

(i) From the date hereof until the earlier of (1) (x) the termination of this Agreement in accordance with its terms if such termination is the result of any reason other than a breach by Noteholder or (y) the three-month anniversary of the termination of this Agreement in accordance with its terms if such termination is the result of a breach by Noteholder and (2) the Closing, each Noteholder agrees that it shall not, and it shall cause each of its Affiliates not to, except pursuant to the terms of this Agreement, directly or indirectly (A) purchase, sell, deliver, transfer, give, pledge, encumber, assign or otherwise dispose of or acquire, or enter into any contract, option or other arrangement or understanding with respect to the purchase, sale, delivery, transfer, gift, pledge, hypothecation, encumbrance, assignment or other disposition or acquisition of (including by operation of law) any Notes (or any rights or interests of any nature whatsoever in or with respect to any Notes), or as to voting, agreeing or consenting (or abstaining therefrom) with respect to any amendment to or waiver of any terms of, or taking any other action whatsoever with respect to, the Notes and/or the Indenture, or (B) agree (whether or not in writing) to take any of the actions referred to in the foregoing clause (A) of this Section 5.a.(i);

(ii) From the date hereof until the earlier of (1) (x) the termination of this Agreement in accordance with its terms if such termination is the result of any reason other than a breach by Noteholder or (y) the three-month anniversary of the termination of this Agreement in accordance with its terms if such termination is the result of a breach by Noteholder and (2) the Closing, each Noteholder agrees that it shall not, and it shall cause each of its Affiliates not to, directly or indirectly:

(A) in any manner acquire, agree to acquire or make any proposal or offer to acquire, directly or indirectly, any voting securities or property of the Company or any rights or options to acquire any such voting securities or property, except pursuant to the terms of this Agreement;

(B) propose to enter into, directly or indirectly, any merger or business combination involving the Company or propose to purchase, directly or indirectly, a material portion of the assets of the Company;

(C) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” (as such terms are used in Regulation 14A promulgated under the Exchange Act) to vote or consent, or seek or advise or influence any person with respect to the voting of, or granting of a consent with respect to, any voting securities of the Company or to vote or abstain from voting on the Nasdaq Approval, or cause or permit its Beneficially Owned Shares to be present for purposes of determining whether a quorum is present, at the Stockholders Meeting;

(D) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company;

(E) request the Company, the board of directors or any committee of the board of directors, or any of their respective Representatives to amend or waive any provision of this Section 5;

(F) except as may be required by law (provided that such legal requirement does not arise as a result of or in connection with any breach of this Agreement by the Noteholders or its Representatives or Affiliates), disclose any intention, plan or arrangement inconsistent with the foregoing;

(G) provide, or act as agent for the purpose of obtaining, debt or equity financing for any transaction described in clauses (A) or (B) of this Section 5.a.(ii); or

(H) advise, assist or encourage any other persons in connection with any of the foregoing.

b. Press Release.  The Company and each Noteholder agree that the Company shall issue a press release, in form and substance reasonably acceptable to the Company and the Noteholders, announcing the Exchange Transaction prior to the opening of the financial markets in New York City no later than the business day immediately after the date hereof.

c. Proxy Statement.

(i) The Company agrees to use its commercially reasonable efforts to prepare and file with the SEC as soon as practicable after the Company has received certified copies of each of the fully executed Consent Letters attached to the Consent a proxy statement to be sent to holders of the Company’s Common Stock in connection with a meeting of holders of the Common Stock (including any adjournment or postponement thereof, the “Stockholders Meeting”) to consider the Nasdaq Approval, the Charter Amendment Approval and such other matters as the Company in its reasonable determination may present at the Stockholders Meeting (the “Proxy Statement”). The Proxy Statement shall comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Noteholders and their advisors will have the right to review and comment upon the Proxy Statement and any amendment thereto prior to the filing thereof with the SEC, the Company agrees to consider any such comments and include in the Proxy Statement or any amendment thereto such comments as it deems appropriate or advisable, in its good faith discretion, and the Company shall provide to the Noteholders a draft of the Proxy Statement and each amendment thereto no later than five (5) business days prior to the anticipated filing date thereof for purposes of such review and comment (it being understood and agreed that the Company shall not be required to delay the filing of (or thereafter amend) the Proxy Statement in respect of comments not provided within such five (5) business day period). The Company shall use its commercially reasonable efforts to (A) clear any comments provided by the SEC with respect to the Proxy Statement as promptly as reasonably practicable after receipt thereof, and (B) mail or otherwise deliver (or cause to be mailed or otherwise delivered) the Proxy Statement to the holders of the Company’s Common Stock promptly after, and hold the Stockholders Meeting for the purposes of obtaining the Shareholder Approvals not later than sixty (60) calendar days after, (x) the 10th calendar day after the Proxy Statement in preliminary form has been filed with the SEC if the SEC has not informed the Company that it intends to review the Proxy Statement by such 10th calendar day or (y) the 10th calendar day after the SEC has informed the Company that it has no further comments on the Proxy Statement. Except as permitted in clause (x) of the following sentence, the board of directors of the Company shall not withdraw, qualify or modify in a manner adverse to the Noteholders, or publicly propose to withdraw, qualify or modify in a manner adverse to the Noteholders, its recommendation of the Shareholder Approvals. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, but without limiting the other obligations of the Company contained in this Section 5.c.(i), (x) if prior to obtaining the Shareholder Approvals, the board of directors determines in good faith, after consultation with outside counsel, that failure to so withdraw, qualify or modify its recommendation would be inconsistent with the exercise of its fiduciary duties, the board of directors may withdraw or modify its recommendation of either the Nasdaq Approval or the Charter Amendment Approval, or both of them and (y) the Company may adjourn or postpone the Stockholders Meeting one or more times (i) to a date not more than twenty (20) days after the original date of such Stockholders Meeting if as of the time for which the Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Common Stock of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders Meeting or there shall be insufficient affirmative votes for the Nasdaq Approval to satisfy the condition in Section 6.a.(i) or (ii) as otherwise necessary to comply with applicable law. Except as set forth in the immediately preceding sentence, the Company shall not postpone or adjourn the Stockholders Meeting without the consent of the Noteholders.

(ii) At all times from and after the date hereof to and through the completion of the Stockholders Meeting, the Noteholders shall, and shall cause each of their respective Affiliates and each person named in Section 5.e.

below (and any other director nominee proposed pursuant thereto) director nominees pursuant to the Stockholders Agreement to, use commercially reasonable efforts to provide to the Company (and to update) such information relating to any of them for inclusion in the Proxy Statement as may be reasonably requested by the Company that is required by Schedule 14A under the Exchange Act or is otherwise necessary, proper or advisable in connection with the preparation, filing and mailing thereof, including information in respect of its nominees to the board of directors of the Company pursuant to the terms and conditions of the Stockholders Agreement (and customary questionnaires for purposes of preparing the Proxy Statement executed by such nominees) or any national securities exchange on which the Company’s shares are then listed.

d. Listing.  Subject to receipt of the Nasdaq Approval, the Company shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and the rules and policies of the Nasdaq Global Select Market (“Nasdaq”) to cause the Shares to be approved for listing on Nasdaq, subject to official notice of issuance (the “Listing”).

e. Board Composition.  The Company shall take such action as is necessary to cause (i) at the time of the Closing the full board of directors of the Company to consist of five directors and (ii) effective upon the Closing (1) the full board of directors to be increased by three members to consist of eight directors and (2) Morgan D. Neff (or such other person as the Noteholders may designate in writing delivered to the Company not later than 5 business days prior to the Closing, provided that such person is reasonably acceptable to the board of directors of the Company) to be appointed as a director in Class I (as such term is used in the Charter), Matthew D. Wilks (or such other person as the Noteholders may designate in writing delivered to the Company not later than 5 business days prior to the Closing, provided that such person is reasonably acceptable to the board of directors of the Company) to be appointed as a director in Class II (as such term is used in the Charter), and Matthew R. Kahn (or such other person as the Noteholders may designate in writing delivered to the Company not later than 5 business days prior to the Closing, provided that such person is reasonably acceptable to the board of directors of the Company) to be appointed as a director in Class III (as such term is used in the Charter); provided, however, that the person designated by the Noteholders pursuant to the foregoing as a director in Class III shall be required to execute and deliver to the Company, at the time of and as a condition to such appointment, a conditional resignation in such form as attached as Exhibit A to the Stockholders Agreement, which conditional resignation shall become effective only in the circumstances in which the Noteholders are entitled to designate two (2) members of the board pursuant to Section 2.1.1(a) and 2.1.7(c) of the Stockholders Agreement. Should any Noteholder designee to the board of directors pursuant to this Section 5.e (each, a “Noteholder Board Designee”) be rendered unable to, or refuse to, be appointed to, or for any other reason fail to serve or is not serving, on the board of directors of the Company and a replacement individual (the “Noteholder Designee Replacement”) has not been designated in accordance with the preceding sentence then the Company shall not be obligated to designate an individual to fill such vacancy as of Closing and such vacancy shall be filled as soon as practicable after the Closing in accordance with the Stockholders Agreement. Each person designated by the Noteholders and elected to the board of directors of the Company pursuant to this Section 5.e shall be referred to as an “Elected Board Designee.” The Noteholders shall cause each Elected Board Designee to recuse themselves from any vote of approval of the board of directors regarding the Exchange Offer, including the determination of the exchange ratio to be utilized therein (as contemplated by Section 5.g).

f. Payment of Expenses.  The Company shall pay or cause to be paid the Company’s fees, disbursements and expenses incurred in connection with the issuance of the Shares, and the Noteholders shall pay or caused to be paid the Noteholders’ fees, disbursements and expenses incurred in connection with the Exchange Transaction, including the fees, disbursements and expenses of their respective advisors, counsel, accountants and other experts. For the avoidance of doubt, the Company acknowledges and agrees that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with preparation and negotiation of this Agreement, the Additional Agreements, the Consent, the Supplemental Indenture and the other agreements and instruments entered into in connection herewith, and the issue of the Shares; (ii) all fees and expenses associated with the preparation, filing and distribution of the Proxy Statement for, and the holding of, the Stockholders Meeting, (iii) all fees and expenses associated with the Listing; (iv) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Consent and the Supplemental Indenture; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5.f. The Noteholders acknowledge and agrees, however, that, notwithstanding the foregoing, the Noteholders will pay or cause to be paid all of its own fees, disbursements and expenses incurred in connection with this Agreement, the Additional Agreements, the Consent, and the other agreements and instruments to be entered into in connection herewith, including all fees, disbursements and expenses of counsel for and other advisers to the Noteholders in any connection herewith; provided, however that if this Agreement is terminated for any reason other than the failure of the conditions to Closing set forth in Section 6.c., the Company shall pay or cause to be paid the reasonable and documented fees, disbursements and expenses of one firm of legal counsel for the Noteholders incurred in connection with the Exchange Transaction up to $500,000.

g. Follow-on Exchange.  If the Charter Amendment Approval is obtained, then as soon as reasonably practicable, and in any event within 30 days, after the Closing, the Company will use its commercially reasonable efforts to make an offer (the “Exchange Offer”) to the holders of the Notes, on terms, and subject to conditions, customary or appropriate in the good faith judgment of the board of directors of the Company to exchange any and all Notes for shares of Common Stock at an exchange ratio of shares of Common Stock to each $1,000 aggregate principal amount of Notes equal to (i) the Exchange Ratio or (ii) if the Exchange Offer Adjusted Exchange Ratio is less than the Exchange Ratio, an exchange ratio not (A) greater than the Exchange Ratio or (B) less than the Exchange Offer Adjusted Exchange Ratio.

6. Conditions to Closing.

a. The obligation of each party to effect the Exchange Transaction, and to execute and deliver documents, at the Closing is subject to the satisfaction at or prior to the Closing of the following conditions:

(i) The Nasdaq Approval shall have been obtained by the Company;

(ii) The Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance;

(iii) No governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and precludes consummation of the transactions contemplated hereby. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any governmental authority that prohibits or makes illegal this Agreement or the transactions contemplated hereby; and

(iv) The Supplemental Indenture shall have been executed by the Trustee and shall be in full force and effect.

b. The obligation of the Noteholders to effect the Exchange Transaction, and to execute and deliver (or cause to be executed and delivered) documents, at the Closing is subject to the satisfaction at or prior to the Closing of the following conditions:

(i) the representations and warranties of the Company contained in Section 4.d.(i) hereof shall be true and correct in all respects (other than in respect of de minimis inaccuracies) as of the date of this Agreement, and the representations and warranties of the Company contained in Section 4.d.(ii) hereof shall be true and correct in all material respects on and as of the date of this Agreement and the date of Closing, with the same force and effect as though made on and as of such date;

(ii) the representations and warranties of the Company contained in Section 4 hereof (other than those contained in Section 4.d.(i) and Section 4.d.(ii) hereof) shall be true and correct in all respects on and as of the date hereof and the date of Closing, with the same force and effect as though made on and as of such date, except (A) to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct as of such specified date, and (B) for such failures to be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth in any individual representation or warranty) that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect;

(iii) the Company shall have delivered a certificate signed on behalf of the Company by an authorized officer of the Company in the form attached hereto as Exhibit E;

(iv) the Company shall have delivered and paid to the Noteholders, in accordance with Section 2.a. hereof, each of the items required to be delivered or paid by the Company pursuant to Section 2.a.;

(v) the Company shall have performed or complied with, in all material respects, its covenants required to be performed or complied with as of the Closing under this Agreement, except for the covenants set forth in Section 2.a. and Section 5.e. (to the extent required to be complied with at or prior to the Closing) hereof which the Company shall have performed and complied with in all respects;

(vi) no Material Adverse Effect shall have occurred since the date of this Agreement; provide that, for purposes of this Section 6.b.(vi), none of the following or the effects thereof shall constitute or shall be taken into account in determining whether there has occurred a Material Adverse Effect: (A) changes in general regulatory, political, business or economic conditions that, in each case, generally affect the oil and gas industry (including, without limitation, changes in oil and gas prices); (B) any change in the United States or foreign economies or securities or financial markets in general; (C) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war or the occurrence of any acts of terrorism; (D) any change in accounting requirements or principles imposed upon the Company or its businesses by any change in GAAP or any change in applicable laws, or the interpretation thereof; (E) any effect resulting from the announcement of this Agreement; (F) actions taken by any Noteholder or any of their respective Affiliates; (G) any action taken by the Company or any of its Affiliates at the express request or direction of any Noteholder; or (H) any failure by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period; except, in the cases of clauses (A), (B), (C), and (D) above, to the extent the items described in such clauses affect the Company in a materially disproportionate manner as compared with other Persons engaged in the oil and gas industry in the same geographic areas in which the Company’s primary oil and gas assets are located, in which case such occurrences may be deemed to constitute, and shall be taken into account in determining, whether a Material Adverse Effect has occurred; and

(vii) no material Default and no Event of Default that, in either case, has not been cured (with the effect of any such cure being that neither any material Default nor an Event of Default exists after giving effect to any such cure and the agent and lenders under the Credit Facility no longer have, at such time, the right to exercise any remedies under the Credit Facility conditioned upon the occurrence and existence of a Default or Event of Default with respect to such Default or Event of Default) or waived (with the effect of any such waiver being that the agent and lenders under the Credit Facility, after giving effect to any such waiver, no longer have the right to exercise any remedies conditioned upon the occurrence and existence of a Default or Event of Default with respect to such Default or Event of Default) by the agent or lenders (as required by the Credit Facility), under the Credit Facility shall exist.

c. The obligation of the Company to effect the Exchange Transaction, and to execute and deliver documents, at the Closing is subject to the satisfaction at or prior to the Closing of the following additional conditions:

(i) the representations and warranties of each Noteholder contained in Section 3.a. hereof shall be true and correct in all respects, and all other representations and warranties of each Noteholder contained in Section 3 hereof shall be true and correct in all material respects, on and as of the date hereof and the date of Closing, with the same force and effect as though made on and as of such date;

(ii) each Noteholder shall have delivered to the Company, in accordance with Section 2.b. hereof, each of the items required to be delivered by such Noteholder pursuant to Section 2.b.;

(iii) the Noteholder shall have delivered a certificate signed on behalf of each Noteholder by an authorized officer thereof in the form attached hereto as Exhibit F; and

(iv) each Noteholder shall have performed or complied with, in all material respects, its covenants required to be performed or complied with as of Closing under this Agreement, except for the covenants set forth in Section 2.b. hereof which each Noteholder shall have performed and complied with in all respects.

7. Termination.

a. This Agreement may be terminated:

(i) by either the Company or the Noteholders, upon delivery of written notice of termination to the other Party, if the Closing has not occurred on or before March 31, 2017, (the “End Date”); provided, however, that (x) the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.a.(i) if (1) the Company is in material breach of this Agreement as of the End Date or (2) any breach of this Agreement by the Company has caused the failure of any Closing condition or otherwise caused the Closing to not have occurred on or before the End Date and (y) the Noteholders shall not be entitled to terminate this Agreement pursuant to this Section 7.a.(i) if (1) any Noteholder is in material breach of this Agreement as of the End Date or (2) any breach of this Agreement by a Noteholder has caused the failure of any Closing condition or otherwise caused the Closing to not have occurred on or before the End Date.

(ii) by the Company, upon delivery of written notice of termination to the Noteholders, if (A) any Noteholder has breached or failed to perform any of its covenants or other agreements contained in this Agreement to be complied with by it such that the Closing condition set forth in Section 6.c.(iv) would not be satisfied or (B) there exists a breach of any representation or warranty of any Noteholder contained in Section 3 of this Agreement such that the Closing condition set forth in Section 6.c.(i) would not be satisfied, and in the case of both clause (A) and clause (B) above, such breach or failure to perform (x) has not been waived by the Company or cured on or before the earlier of thirty (30) days after receipt by the Noteholders of written notice thereof or the End Date or (y) is incapable of being cured by the Noteholders by the End Date; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.a.(ii) if the Company is also in material breach of this Agreement at such time;

(iii) by the Noteholders, upon written notice of termination to the Company, if (A) the Company has breached or failed to perform any of its covenants or other agreements contained in this Agreement to be complied with by it such that the closing condition set forth in Section 6.b.(v) would not be satisfied, (B) there exists a breach of any representation or warranty of the Company contained in Section 4 of this Agreement such that the Closing condition set forth in Section 6.b.(i) or Section 6.b.(ii) would not be satisfied, and in the case of each of clauses (A) and (B) above, such breach, failure to perform or failure to satisfy such Closing condition, as applicable, (x) has not been waived by the Noteholders or cured on or before the earlier of thirty (30) days after receipt by the Company of written notice thereof or the End Date or (y) is incapable of being cured by the Company by the End Date, or (C) (1) the Company or any of its subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, manager, trustee, examiner or other custodian for all or a substantial part of its property or shall make any assignment for the benefit of creditors, or (2) the Company or any of its subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, generally to pay its debts or obligations when due; provided, however, that the Noteholders shall not be entitled to terminate this Agreement pursuant to this Section 7.a.(iii) if a Noteholder is also in material breach of this Agreement at such time; or

(iv) by the Noteholders, upon written notice of termination to the Company, if a material Default or an Event of Default exists under the Credit Facility and, in either case, such Default or Event of Default has not been cured (with the effect of any such cure being that such Default or Event of Default no longer exists after giving effect to any such cure and, as a result, the agent and lenders under the Credit Facility no longer have the right to exercise remedies under the Credit Facility conditioned upon the occurrence and existence of any Default or Event of Default with respect to such Default or Event of Default) or waived (with the effect of any such waiver being that the agent and lenders under the Credit Facility, after giving effect to any such waiver no longer have the right to exercise any remedies under the Credit Facility conditioned upon the occurrence and existence of a Default or Event of Default with respect to such Default or Event of Default) by the agent or lenders (as required by the Credit Facility), under the Credit Facility on or before the earlier of thirty (30) days after receipt by the Company of written notice thereof or the End Date.

(v) by either the Company, upon delivery of written notice of termination to the Noteholders, or the Noteholders, upon delivery of written notice of termination to the Company, at any time on or after the first day after the date of conclusion of the Stockholders Meeting (including any postponement or adjournment thereof permitted by Section 5.c.) (such first date after the date of conclusion of the Stockholders Meeting, the “Termination Date”) if the Nasdaq Approval has not been obtained; provided, however, that (x) the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.a.(v) if (1) the Company is in material breach of this Agreement as of the Termination Date or (2) any breach of this Agreement by the Company has caused the Nasdaq Approval to not be obtained and (y) the Noteholders shall not be entitled to terminate this Agreement pursuant to this Section 7.a.(v) if (1) any Noteholder is in material breach of this Agreement as of the Termination Date or (2) any breach of this Agreement by a Noteholder has caused the Nasdaq Approval to not be obtained.

b. Effect of Termination.  In the event of termination of this Agreement by any Party as provided in Section 7.a., this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party (or any other person) with respect to this Agreement or the transactions contemplated in this Agreement or any Additional Agreement; provided, however, that notwithstanding the foregoing, (a) no such termination shall relieve a Party from any breach by such Party prior to such termination and (b) the provisions of Section 3.k., Section 4.j., Section 5.f. (to the extent the Company is required thereby to pay any amounts to the Noteholders), this Section 7.b. and Section 9 (other than Section 9.j., Section 9.l. and Section 9.m.) shall survive such termination.

8. Indemnification.

a. Indemnification Obligation.  From and after the Closing, (i) the Company agrees to indemnify and hold harmless the Noteholders and their Representatives from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind (“Losses”) which may be imposed upon, incurred by or asserted against Noteholders or their Representatives in any manner relating to or arising out of any breach of any representation, warranty, covenant or agreement by the Company contained in this Agreement or the certificate delivered by the Company pursuant to Section 6.b.(iii) and (ii) each Noteholder agrees to, severally, and not jointly nor jointly and severally, indemnify and hold harmless the Company and its Representatives, from and against any Losses which may be imposed upon, incurred by or asserted against the Company or its Representatives in any manner relating to or arising out of any breach of any representation, warranty, covenant or agreement by such Noteholder contained in this Agreement or the certificate delivered by such Noteholder pursuant to Section 6.c.(iii) (collectively, the “Indemnification Obligation”).

b. Indemnification Procedure.  All claims for indemnification by one or more Parties or Representatives entitled to be indemnified hereunder (each, an “Indemnitee” and collectively, the “Indemnitee”) by one or more Parties hereto (each, an “Indemnitor” and collectively, the “Indemnitor”), shall be asserted and resolved as follows:

(i) In the event that any action, suit, claim, proceeding, investigation, audit, examination, demand, assessment, fine, judgment, settlement, compromise, interest, penalty, cost, remedial action and other expense (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Actions”) for which the Indemnitee may claim indemnity under this Agreement is asserted against or sought to be collected from the Indemnitee by a third party (a “Third-Party Claim”), the Indemnitee shall as promptly as practicable notify the Indemnitor following the receipt by the Indemnitee of notice, written or otherwise, of such Action, specifying the nature of such Action and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such Action) (the “Claim Notice”); provided, however, that the failure so to notify the Indemnitor will not relieve the Indemnitor from any liability it may have to the Indemnitee under this Agreement unless, and only to the extent that, such failure so to notify materially prejudices the Indemnitor or results in the loss of substantive rights or defenses.

(ii) The Indemnitor shall have thirty calendar days from the date on which the Claim Notice is duly given (the “Notice Period”) to notify the Indemnitee (A) whether or not it disputes the liability of the Indemnitor to the

Indemnitee hereunder with respect to such claim or demand, and (B) whether or not the Indemnitor desires, at its sole cost and expense, to defend the Indemnitee against such Action. If the Indemnitor notifies the Indemnitee within the Notice Period that it disputes its liability under the Indemnification Obligation to the Indemnitee with respect to a particular Action, and such dispute is determined by a final and nonappealable order to be a wrongful denial of such liability, the Indemnitor shall be liable to the Indemnitee for the amount of any and all Losses arising from the Indemnitor’s failure to satisfy its Indemnification Obligation with respect to such Action.

(iii) In the event the Indemnitor notifies (the “Indemnitor Notice”) the Indemnitee within the Notice Period that it desires to defend the Indemnitee against such Action, then except as hereinafter provided the Indemnitor shall defend, at its sole cost and expense, the Indemnitee by appropriate activities or proceedings, shall use its commercially reasonable efforts to settle or prosecute or otherwise contest, at Indemnitor’s election (subject to the terms of this Agreement), such activities or proceedings to a final conclusion in such a manner as to attempt to avoid the Indemnitee becoming subject to any injunctive or other equitable order for relief or to liability for any other matter, and shall control the conduct of such defense; provided, however, that if the Indemnitor fails to take reasonable steps necessary to defend the Indemnitee diligently against such Action after providing such Indemnitor Notice, within ten calendar days after receiving written notice from the Indemnitee stating that the Indemnitee believes that the Indemnitor has failed to take such steps, the Indemnitee may assume its own defense and the Indemnitor shall be liable for all Losses arising out of such Action; provided, further, that the Indemnitor shall not be entitled to assume the defense of any such Action pursuant to this Section 8 unless it has accepted and assumed in writing the obligation to indemnify the Indemnitee with respect to Losses arising from or relating to such Action, and that the Indemnitor shall not in any Action in which Losses include any obligation other than, or in addition to, the payment of money for which the Indemnitor has assumed the obligation, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed, consent to the entry of any judgment against the Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by all claimants and plaintiffs to the Indemnitee of a release, in form and substance reasonably satisfactory to the Indemnitee, from all liability for which the Indemnitor is not liable pursuant to the terms of this Agreement in respect of any Action. If the defendants in any such Action include both the indemnitor and the Indemnitee and the Indemnitee shall have reasonably concluded that there may be legal defenses or rights available to the Indemnitee which are different from, in actual or potential conflict with, or additional to those available to the Indemnitor, the Indemnitee shall have the right to select one law firm to act at the Indemnitor’s expense as separate counsel, on behalf of the Indemnitee. In addition, if the Indemnitee desires to participate in, but not control, any other defense or settlement, it may do so at its sole cost and expense. So long as the Indemnitor is defending in good faith any such Action, the Indemnitee shall not settle such Action without the consent of the Indemnitor, which shall not be unreasonably withheld or delayed; provided, however, that the Indemnitee reserves the right to settle any Action at the Indemnitee’s sole cost and expense without the consent of the Indemnitor and the Indemnitor shall have no further liability or obligation with respect to any such Action so settled.

(iv) Prior to the Indemnitor’s settling any Action, the defense of which it has assumed control, in which the settlement includes any obligation of the Indemnitee other than, or in addition to, the payment of money for which the Indemnitor has assumed the obligation, the Indemnitor shall obtain the Indemnitee’s prior approval, confirmed in writing in accordance with the notice provisions hereof, which approval shall not be unreasonably withheld or delayed. If such settlement consists of a bona fide offer and the Indemnitee notifies the Indemnitor of its disapproval of such settlement, the Indemnitee shall thereupon become liable, from and after the date of its disapproval, for the amount of any award, settlement, costs, expenses (including, without limitation, reasonable attorneys’ fees and court costs) or other Losses in excess of the proposed settlement amount and shall have the right to elect to control the defense of such Action at its sole cost and expense.

(v) In the event the Indemnitee should have a claim for indemnification against the Indemnitor hereunder which does not involve a Third-Party Claim, the Indemnitee shall promptly send a Claim Notice with respect to such claim to the Indemnitor; provided, however, that the failure so to notify the Indemnitor will not relieve the Indemnitor from any liability it may have to the Indemnitee under this Agreement unless, and only to the extent that, such failure so to notify materially prejudices the Indemnitor or results in the loss of substantive rights or defenses. If the Indemnitor does not notify the Indemnitee within the Notice Period that it disputes such claim, the Indemnitor shall be liable for the amount of any Losses related thereto.

c. Survival.  All representations, warranties and agreements of the parties made in this Agreement shall survive for the later of (i) six-months following the Closing or (ii) fifteen (15) business days after the date on which the Company files with the SEC its Annual Report on Form 10-K, including audited financial statements, for the year ending December 31, 2016; provided, however, that the representations and warranties contained in Section 3.a. and Section 4.d. and the agreements set forth in Section 5.f., Section 5.g. and Section 8 shall survive indefinitely (each such survival period as provided in this sentence, a “Survival Period”). The indemnifications set forth in Section 8.a. shall terminate in accordance with the applicable Survival Period, except that any matters for which a specific written claim for indemnity has been delivered to the Indemnitor on or before the termination of the applicable Survival Period shall survive until the final resolution of such claim.

d. Remedies; Exclusive Remedy.  Except (i) in the case of knowing and intentional actual fraud with respect to the representations and warranties set forth in Section 3 and Section 4 of this Agreement or Willful and Material Breach of this Agreement by the Party against whom rights and remedies are sought to be enforced, and (ii) as otherwise provided in Section 5.f., from and after Closing the rights and remedies under this Section 8 are the sole and exclusive rights and remedies and in lieu of any and all other rights and remedies that the Company and its Representatives or the Noteholders and their Representatives may have against the Noteholders or the Company, respectively, under this Agreement or otherwise with respect to any breach of any representation or warranty or any failure to perform any covenant or agreement by the Noteholders or the Company set forth in this Agreement. Effective as of the Closing, each of the Parties expressly waives, on their own behalf and on behalf of their Representatives any and all other rights, remedies and causes of action (other than under this Section 8 and any exceptions thereto listed in the first sentence of this Section 8.d.) it or its Affiliates may have, in the case of the Company and its Representatives, against the Noteholders and, in the case of the Noteholders and their Representatives, against the Company, now or in the future under any law with respect to the transactions contemplated by this Agreement (other than in respect of obligations undertaken pursuant to any of the Additional Agreements).

9. Miscellaneous.

a. Amendments and Waivers.  Amendments or modifications to this Agreement may only be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may only be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of each party hereto.

b. Notices.  All notices, requests, consents, reports and demands shall be in writing, shall be deemed effectively given upon receipt and shall be hand delivered, sent by facsimile or other electronic transmission (provided confirmation of receipt of the transmission is mechanically or electronically generated and kept on file by the sending party), or mailed, postage prepaid, to the Noteholders at the applicable addresses and facsimile numbers or email addresses or to the Company at the address set forth below or, in each case, to such other address and/or facsimile number as may be furnished in writing to the other parties hereto:

If to the Company:

Approach Resources Inc.

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

Attention: J. Curtis Henderson

Facsimile No.: (817) 989-9001

Email: CHenderson@approachresources.com

with a copy to:

Weil, Gotshal & Manges LLP.

200 Crescent Court, Suite 300

Dallas, Texas 75201

Attention: Rodney Moore

Facsimile: (214) 746-8102

Email: rodney.moore@weil.com

If to the Noteholders:

Wilks Brothers, LLC

17010 IH-20

Cisco, Texas 76437

Attention: Morgan Neff and Matt Wilks

Facsimile: (817) 850-3698

Email: MNeff@wilksbrothers.com or mwilks@ie-llc.net

SDW Investments, LLC

17010 IH-20

Cisco, Texas 76437

Attention: Morgan Neff and Matt Wilks

Facsimile: (817) 850-3698

Email: MNeff@wilksbrothers.com or mwilks@ie-llc.net

with a copy to:

Brown Rudnick LLP

7 Times Square

New York, New York 10036

Attention: John F. Storz

Facsimile: (212) 209-4801

Email: jstorz@brownrudnick.com

c. Titles and Headings.  The section headings herein are for convenience only and shall not affect the construction hereof.

d. Execution in Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which together shall constitute but one and the same instrument. Multiple counterparts of this Agreement may be delivered via facsimile or other electronic means, with the intention that they shall have the same effect as an original counterpart hereof.

e. Governing Law; Jurisdiction; Jury Trial.  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to any choice of law rules (whether of the State of New York or any other jurisdictions) to the extent such rules would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

f. Limitation on Damages.  Notwithstanding anything to the contrary in this Agreement, in no event shall a Party be liable under this Agreement to any other Party or its Representatives (under Section 8 or otherwise) for (i) any exemplary or punitive damages or (ii) any special, consequential, incidental or indirect damages or lost profits, except (A) in the case of clause (ii), to the extent any such damages or lost profits would otherwise be recoverable under applicable law in an action for breach of contract or (B) in the case of clause (i) or clause (ii), any such damages or lost profits that are included in any Third-Party Claim against an Indemnitee for which such Indemnitee is entitled to indemnification under this Agreement.

g. Entire Agreement.  This Agreement, including the Exhibits hereto and the Additional Agreements (which are an integral part hereof), embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, Representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

h. Certain Definitions and Interpretive Principles.  Capitalized terms in this Agreement shall have the meanings specified below, or as specified elsewhere in this Agreement, for all purposes hereof. The following terms, as used in this Agreement, shall have the meanings as set forth below:

(i) “Affiliate” or “Affiliated” means, with respect a specified Person, any other Person, directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person; provided, however, that the Company and its Subsidiaries shall not be deemed an Affiliate of any Noteholder.

(ii) “Average Common Stock Price” means the volume-weighted average price per share of the Company’s Common Stock on the securities exchanges on which such security is traded (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by the parties acting reasonably) for the thirty (30) consecutive full trading days in which shares of the Company’s Common Stock are traded ending on, and including, the relevant calculation date.

(iii) “Bankruptcy Code” means Title 11 of the United States (iii) Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

(iv) “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficially Owned” has a corresponding meaning.

(v) “Control,” “Controlling” or “Controlled” means, as to a specified Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(vi) “Credit Facility” means the Amended and Restated Credit Agreement, dated as of May 7, 2014 (as amended from time to time), by and among Approach Resources, Inc., JPMorgan Chase Bank, N.A. as administrative agent, and each of the lenders party.

(vii) “Default” shall have the meaning given such term in the Credit Facility.

(viii) “Event of Default” shall have the meaning given such term in the Credit Facility.

(ix) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

(x) “Exchange Offer Adjusted Exchange Ratio” means (A) a number of shares of Common Stock equal to (x) the Exchange Value divided by (y) the Average Common Stock Price determined on the date that is the third full trading day prior to the date that the Exchange Offer is first distributed to the holders of the Notes after the Closing, for (B) each $1,000 aggregate principal amount of Notes exchanged pursuant to the Exchange Offer, rounded to the nearest whole share.

(xi) “Exchange Value” means $953.62 per $1,000 aggregate principal amount of Notes.

(xii) “GAAP” means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and

statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession that are in effect from time to time, applied on a consistent basis for the periods involved.

(xiii) “Party” or “party” means the Company or the Noteholders, and “Parties” and “parties” mean the Company and the Noteholders.

(xiv) “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

(xv) “Representatives” means, with respect to any Person, such Person’s directors, officers, partners, employees, members, managers, agents, advisors (including attorneys, accountants, consultants and financial advisors and any representatives of a Person’s advisors) and other representatives.

(xvi) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

(xvii) “SEC” means the U.S. Securities and Exchange Commission.

(xviii) “Significant Subsidiary” means such term as it is defined in Regulation S-X Rule 1-02(w) under the Securities Act.

(xix) “Willful and Material Breach” means (A) a deliberate act or a deliberate failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement and which was undertaken with the knowledge that such act or failure to act would be, or would reasonably be expected to cause, a material breach of this Agreement or (B) the failure by any Party to consummate the transactions contemplated by this Agreement after all conditions to such Party’s obligations in Section 6 hereof have been satisfied or waived in accordance with the terms of this Agreement (other than those conditions precedent which by their terms can only be satisfied simultaneously with the Closing but which are capable of being satisfied at the Closing).

(xx) The words such as “herein,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. The masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

i. Parties in Interest; Assignment.  This Agreement binds and inures solely to the benefit of each party hereto and its successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may not be assigned by any party without the prior written consent of the other parties. Any purported assignment without consent as required by this Section 9.j. hereof shall be null and void.

j. Adjustments; fractional shares.  If at any time after the date of this Agreement, any change in the outstanding shares of capital stock of the Company (or any other securities convertible therefor or exchangeable thereto) shall occur as a result of any reclassification, stock split (including a reverse stock split), combination, exchange or readjustment of shares, or any stock dividend or stock distribution, or any similar event, in each case, other than pursuant to the transactions contemplated by this Agreement, the number of shares issuable hereunder or as contemplated hereby and the price thereof, and any other similarly dependent items shall be equitably adjusted to provide the same economic effect as contemplated by this Agreement prior to such action. No certificates or scrip representing fractional shares of Common Stock shall be issued pursuant hereto or in the Exchange Offer. In lieu of any such fractional shares otherwise issuable to the Noteholders hereunder, the Noteholders shall be entitled to an amount in cash, without interest, rounded to the nearest cent, equal to the product of (i) the amount of the fractional share interest in a share of Common Stock to which such holder is entitled under Section 1 and Section 2 hereof (or would be entitled but for this Section 9.j. hereof) and (ii) an amount equal to the Average Common Stock Price determined on the date that is the third full trading day prior to the date of this Agreement.

k. Severability.  In the event that one or more provisions of this Agreement shall be deemed or held to be invalid, illegal or unenforceable in any respect under any applicable law, this Agreement shall be construed with the invalid, illegal or unenforceable provision deleted, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

l. Further Assurances.  From time to time, as and when requested by either party, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

m. Specific Performance.  It is understood and agreed by the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by the Company or the Noteholders, as applicable, and the non-breaching party of the Company or the Noteholders, as applicable, shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY: APPROACH RESOURCES INC.

By:	/S/ J. ROSS CRAFT
Name:	J. Ross Craft
Title:	President and Chief Executive Officer

[Signature Page to Exchange Agreement]

WILKS BROTHERS, LLC, as Noteholder

By:	/S/ MORGAN D. NEFF
Name:	Morgan D. Neff
Title:	Senior Portfolio Manager

By:	/S/ MATTHEW D. WILKS
Name:	Matthew D. Wilks
Title:	Portfolio Manager & Vice President of Capital Investments

SDW INVESTMENTS, LLC, as Noteholder

By:	/S/ MORGAN D. NEFF
Name:	Morgan D. Neff
Title:	Senior Portfolio Manager

By:	/S/ MATTHEW D. WILKS
Name:	Matthew D. Wilks
Title:	Portfolio Manager & Vice President of Capital Investments

[Signature Page to Exchange Agreement]

Schedule A

Noteholder	Principal Amount of Notes Beneficially Owned	Number of Shares of Common Stock Beneficially Owned
Wilks Brothers, LLC	$110,421,000	0
SDW Investments, LLC	20,131,000	101,000

Total	$130,552,000	101,000

B-Sch A-1

Exhibit A

Stockholders Agreement

EXHIBIT A

STOCKHOLDERS AGREEMENT

by and among

APPROACH RESOURCES INC.,

WILKS BROTHERS, LLC

and

SDW INVESTMENTS, LLC

Dated as of [●], 201[●]

ARTICLE 1 DEFINITIONS		B-A-1
Section 1.1	Definitions	B-A-1
Section 1.2	Other Definitional and Interpretive Matters	B-A-4
ARTICLE 2 MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES		B-A-5
Section 2.1	Board	B-A-5
ARTICLE 3 ACQUISITIONS; TRANSFERS		B-A-8
Section 3.1	Restrictions on Acquisitions	B-A-8
Section 3.2	Preemptive Rights	B-A-9
Section 3.3	Restrictions on Transfers	B-A-11
ARTICLE 4 TERMINATION		B-A-12
ARTICLE 5 MISCELLANEOUS		B-A-12
Section 5.1	Notices	B-A-12
Section 5.2	Governing Law: Venue: Jurisdiction	B-A-12
Section 5.3	Waiver of Jury Trial	B-A-13
Section 5.4	Successors and Assigns	B-A-13
Section 5.5	Counterparts	B-A-13
Section 5.6	Severability	B-A-13
Section 5.7	Specific Performance	B-A-13
Section 5.8	No Waivers; Amendments	B-A-14
Section 5.9	Non-Recourse	B-A-14
Section 5.10	Further Assurances	B-A-14
Section 5.11	Entire Agreement	B-A-14
Section 5.12	Ownership and Aggregation of Common Stock; Action by Holders	B-A-14
Exhibit A – Form of Conditional Resignation

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STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”), dated as of [●], 201[●], is entered into by and among APPROACH RESOURCES INC., a Delaware corporation (the “Company”) and each of WILKS BROTHERS, LLC and SDW INVESTMENTS, LLC (collectively, the “Holders” and each, a “Holder”).

Pursuant to, and in consideration of the obligations of the Company and the Holders under the Exchange Agreement (as hereinafter defined), the premises, mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions.

“ADF Acceptance Period” shall have the meaning set forth in Section 3.2.4(a).

“Affiliate” means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person, and the term “control” (including the terms “controlled”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract (including proxy) or otherwise; provided, however, that for the avoidance of doubt that the Holders shall not be deemed an affiliate of the Company solely on account of being party to this Agreement.

“Agreement” shall have the meaning set forth in the introductory paragraph hereof.

“Alternative Debt Financing Offer” shall have the meaning set forth in Section 3.2.2.

“Board” means the board of directors of the Company.

“Board Designee” shall have the meaning set forth in Section 2.1.1(b).

“Board Determination Date” shall have the meaning set forth in Section 2.1.1(a).

“Board Reduction Event” shall have the meaning set forth in Section 2.1.1(a).

“Business Day” means any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York City, New York or Fort Worth, Texas are not required to be opened.

“Bylaws” means the Second Amended and Restated Bylaws of the Company, as adopted on November 6, 2013, as the same may be amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time in accordance with its terms.

“Certificate of Incorporation” means the Restated Certificate of Incorporation of the Company, as the same may be amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time in accordance with its terms.

“Charter Amendment Approval” shall have the meaning set forth in the Exchange Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any shares or capital stock for or into which such common stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement to which the Company is a party.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Contracting Parties” shall have the meaning set forth in Section 5.9.

“Class I” means the class of directors of the Board designated as Class I pursuant to the Certificate of Incorporation.

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“Class II” means the class of directors of the Board designated as Class II pursuant to the Certificate of Incorporation.

“Class III” means the class of directors of the Board designated as Class III pursuant to the Certificate of Incorporation.

“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values.

“Director Nominating Committee” means the Nominating and Corporate Governance Committee of the Company that exists pursuant to the Nominating and Corporate Governance Committee Charter, adopted as of November 4, 2014, or such successor committee of the Board that nominates, or approves for nomination, candidates for election to the Board.

“Dribble Out Period” shall have the meaning set forth in Section 3.3.2.

“Equity Cap” means 48.61%.

“Equity Securities” means common stock or other equity securities, including any security, convertible security, exercisable warrant, option or other similar instrument conveying rights with respect to equity securities, including, in the case of the Company, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Exchange Agreement” means the Exchange Agreement, dated November 2, 2016, by and between the Company and Holders.

“Exchange Offer” shall have the meaning set forth in the Exchange Agreement.

“Exchange Transaction” shall have the meaning set forth in the Exchange Agreement.

“Exempt Offerings” means (i) an issuance of awards of Equity Securities (“Awards”) to an employee pursuant to any plan or arrangement approved by the Board, or a duly authorized subcommittee of the Board, or the issuance of Equity Securities upon the exercise or conversion of any such Awards, (ii) an issuance of Equity Securities pursuant to an exercise or conversion of any Equity Securities with respect to which preemptive rights were provided at the time such Equity Securities were issued (or the issuance of which was itself an Exempt Offering), (iii) a subdivision of the issued and outstanding Equity Securities into a larger number of Equity Securities or the issuance of Equity Securities as a pro rata dividend or distribution in respect of outstanding Equity Securities and Board, or (iv) Equity Securities issued in consideration of a bona fide acquisition by the Company or any of its Subsidiaries, joint venture or other strategic transaction that was approved by the Board.

“Extraordinary Transaction” means any merger, tender offer, exchange offer, consolidation, business combination, recapitalization, restructuring, sale of all or substantially all assets, liquidation or dissolution involving the Company, and of its Subsidiaries or any of its or their securities or assets.

“GAAP” means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession that are in effect from time to time, applied on a consistent basis for the periods involved.

“Holder” and “Holders” shall have the meaning set forth in the introductory paragraph hereof.

“Holder Ownership Percentage” means, at any time, a fraction (expressed as a percentage), the numerator of which is the number of shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act), collectively, by the Holders and their Affiliates at such time, and the denominator of which is the total number of issued and outstanding shares of Common Stock at such time.

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“Independent” means, with respect to any Board Designee, that such Board Designee shall qualify as an independent director of the Company under the Company’s corporate governance and independence guidelines, applicable law and the rules and regulations of the Commission (or any successor thereto) and NASDAQ (or any other stock exchange on which the Company is then listed), including, if applicable, any enhanced requirements with respect to certain committees of the Company.

“Non-Party Affiliates” shall have the meaning set forth in Section 5.9.

“Per Share Equity Value” means, as of the date of determination, the volume weighted average closing stock price of a share of Common Stock for the thirty (30) day period immediately preceding the date of any such determination, as reported by NASDAQ, or, if the shares of Common Stock are then traded on a national securities exchange other than NASDAQ, on the principal national securities exchange on which such shares are so traded.

“Person” or “person” means any individual, firm, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Preemptive Debt Election Notice” shall have the meaning set forth in Section 3.2.2.

“Preemptive Debt Notice” shall have the meaning set forth in Section 3.2.1.

“Preemptive Debt Securities” means any bonds, debentures, notes, or other similar evidences of indebtedness commonly known as “securities”, in each case, which bonds, debentures, notes, or other similar evidences of indebtedness are secured by a lien and/or security interest on any property of any of the Company and its Subsidiaries and which lien and/or security interest is expressly subordinated (pursuant to any intercreditor agreement, subordination agreement or other similar agreement) in priority to any senior secured first lien indebtedness for borrowed money of any of the Company and/or its Subsidiaries. For the avoidance of doubt, Preemptive Debt Securities does not include any bank debt financing or other credit facilities, including, without limitation, the Revolving Credit Facility and any refinancing thereof.

“Preemptive Debt Terms” shall have the meaning set forth in Section 3.2.1.

“Preemptive Debt Offer Period” shall have the meaning set forth in Section 3.2.2.

“Preemptive Debt Purchase Election” shall have the meaning set forth in Section 3.2.2.

“Preemptive Equity Election Notice” shall have the meaning set forth in Section 3.2.7.

“Preemptive Equity Notice” shall have the meaning set forth in Section 3.2.6.

“Preemptive Equity Offer Period” shall have the meaning set forth in Section 3.2.7.

“Preemptive Equity Purchase Election” shall have the meaning set forth in Section 3.2.7.

“Preemptive Equity Securities” means Equity Securities or rights to acquire Equity Securities issued by the Company from and after the date of this Agreement except Equity Securities issued in an Exempt Offering.

“Registration Rights Agreement” means that certain registration rights agreement, dated as of [●], 201[●], by and among the Company and the Holders, as the same may be amended, restated, amended and restated, waived, supplemented or otherwise modified from time to time in accordance with its terms.

“Representatives” means, with respect to any Person, such Person’s directors, officers, partners, employees, members, managers, agents, advisors (including attorneys, accountants, consultants and financial advisors and any representatives of a Person’s advisors) and other representatives

“Restricted Period” shall have the meaning set forth in Section 3.3.1.

“Revolving Credit Facility” means the senior secured revolving credit facility pursuant to the Amended and Restated Credit Agreement, dated as of May 7, 2014, by and among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time-to-time party thereto, as amended from time to time.

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“Sale Transaction” means (a) the sale of all or substantially all of the consolidated assets of the Company and its subsidiaries to a third-party purchaser; or (b) a merger, consolidation, recapitalization or reorganization of the Company with or into a third-party purchaser.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Stockholder Meeting” shall have the meaning set forth in the Exchange Agreement.

“Subsidiary” of any Person means (a) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and (b) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of the directors or other governing body of such Person.

“Target Value” means the sum of (a) the product of $10 and the number of shares of Common Stock issued and outstanding immediately following the closing of the Exchange Transaction and (b) the product of $10 and the number of shares of Common Stock issued pursuant to the Exchange Offer.

“Total Market Capitalization” means, at any time, the product of (a) the Per Share Equity Value and (b) the number of shares of Common Stock issued and outstanding as of such time.

“Transfer” means, when used as a verb, to sell, transfer, assign, convey or otherwise dispose, and when used as a noun, any direct or indirect sale, transfer, assignment, conveyance or other disposition, including by merger, operation of law, bequest or pursuant to any domestic relations order, whether voluntarily or involuntarily.

“Trigger Event” means the Total Market Capitalization is equal to or greater than the Target Value.

“Voting Securities” means any securities (including Equity Securities) that vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body.

Section 1.2 Other Definitional and Interpretive Matters.  For purposes of this Agreement, the following rules shall apply:

1.2.1 Calculation of Time Period.  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

1.2.2 Dollars.  Any reference in this Agreement to “$” shall mean U.S. dollars.

1.2.3 Exhibits/Schedules.  The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

1.2.4 Gender and Number.  Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

1.2.5 Headings.  The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Article” or “Section” are to the corresponding Article or Section of this Agreement unless otherwise specified.

1.2.6 Herein.  The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

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1.2.7 Including.  The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

1.2.8 Successor Laws.  Any reference to any law or code section thereof will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

1.2.9 Heirs, Executors, etc.  References herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.2.9 is intended to authorize any assignment or other Transfer not otherwise permitted by this Agreement.

1.2.10 Joint Drafting.  It is the intention of the parties that every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party (notwithstanding any rule of law requiring an agreement to be strictly construed against the drafting party). Further, prior drafts of this Agreement or any ancillary agreements hereto or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any ancillary agreements hereto shall not be used as an aide of construction or otherwise constitute evidence of the intent of the parties hereto; and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of such prior drafts.

ARTICLE 2

MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

Section 2.1 Board.

2.1.1 Board Representation.

(a) Until such time as the rights of the Holders are terminated or reduced in accordance with Section 2.1.7, the Holders, collectively, shall be entitled to designate for nomination for election to the Board three (3) members of the Board as provided in Sections 2.1.2 and 2.1.3 hereof. If, at December 31, 2017 (the “Board Determination Date’), the Holder Ownership Percentage is (x) less than 40%, the Holders shall cause the Board Designee who has been appointed as a Class III director to promptly tender his or her resignation, effective as of the Board Determination Date, from the Board and any committee thereof on which he or she may be a member; or (y) equal to or greater than 40%, the Company shall cause a director other than a Board Designee to promptly tender his or her resignation, effective as of the Board Determination Date, from the Board and any committee thereof on which he or she may be a member (either such resignation, the “Board Reduction Event”). In furtherance of the foregoing, Matthew R. Kahn (and each successor Board Designee to Matthew R. Kahn’s position as a Class III director on the Board appointed or elected prior to the Board Determination Date) shall, prior to, and as a condition to his or her appointment to the Board as a Board Designee, and the Holders shall cause Matthew R. Kahn (and each successor Board Designee to Matthew R. Kahn’s position as a Class III director on the Board appointed or elected prior to the Board Determination Date) to, execute an irrevocable conditional resignation as director in the form attached hereto as Exhibit A. At the time of the Board Reduction Event, the Company shall take such action as is necessary to cause at such time the full board of directors of the Company to be decreased by one member (with such decrease being the elimination of the directorship vacated by the Board Reduction Event to consist of seven (7) directors.

(b) Members of the Board designated by the Holders pursuant to this Section 2.1.1 or appointed to fill a vacancy by the Holders as provided in Section 2.1.2 or Section 2.1.5 shall be referred to as the “Board Designees.” The Company and the Board shall, subject to and consistent with the Board’s fiduciary duties and applicable law, take such actions as necessary to cause Board Designees to be nominated and submitted to the stockholders of the Company for election to the Board, or appointed to the Board by the remaining members of the Board, as provided in Section 2.1.2 and Section 2.1.4.

(c) Prior to the Board Reduction Event, the number of directors on the Board shall not be increased to greater than eight (8) without the unanimous approval of the Board Designees. Following the Board Reduction

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Event, the number of directors on the Board shall not be increased to greater than seven (7) without the unanimous approval of the Board Designees.

2.1.2 Initial Board Representation.

(a) Simultaneously with the execution and delivery of this Agreement, the three (3) Board Designees shall be appointed to the Board as follows: (i) Morgan D. Neff shall be appointed as a Class I director on the Board; (ii) Matthew D. Wilks shall be appointed as a Class II director on the Board; and (iii) Matthew R. Kahn shall be appointed as a Class III director on the Board.

2.1.3 Classified Board.  For so long as the Company classifies and divides the Board into more than one class in which the terms of the directors serving on the Board expire at different times depending on their class, then for so long as Holders are entitled to designate (A) two (2) Board Designees one such Board Designee shall serve as a Class I director and one such Board Designee shall serve as a Class II director or (B) three (3) Board Designees one such Board Designee shall serve as a Class I director, one such Board Designee shall serve as a Class II director and one such Board Designee shall serve as a Class III director.

2.1.4 Annual Meeting.

(a) At each annual meeting of the Company’s stockholders or any special meeting in lieu thereof at which the term of any Board Designee is to expire or at the date of which proxy materials for such meeting are mailed to the Company’s stockholders there shall be less than the maximum number of Board Designees that Holders are then entitled to designate serving on the Board, the Holders, collectively, shall be entitled to designate for nomination as a director the number of individuals necessary so that, if such designees are elected to the Board at such annual meeting or any special meeting in lieu thereof, the maximum number of Board Designees shall be serving on the Board. The Company and the Board shall, subject to and consistent with the Board’s fiduciary duties and applicable law, take such actions as necessary to cause each Board Designee so designated by the Holders and to be nominated for election to the Board at each annual meeting of the Company’s stockholders or any special meeting in lieu thereof. To the extent the Company’s proxy statement for any annual meeting of stockholders, or any special meeting in lieu thereof, includes a recommendation regarding the election of any other nominees to the Board, the Company and the Board shall, subject to and consistent with the Board’s fiduciary duties and applicable law, include a recommendation of its Board that the stockholders also vote in favor of each Board Designee standing for election at such meeting.

(b) For any annual meeting of the Company’s stockholders or any special meeting in lieu thereof at which Holders are entitled to designate an individual for nomination as a director pursuant to Section 2.1.4(a), the Company shall use its good faith efforts to notify Holders in writing no less than ten (10) days before the advance notice deadline set forth in the Company’s bylaws of such entitlement. If, at any time neither Holder advises the Board in writing, delivered to the Board not less than ninety (90) and no more than one hundred twenty (120) calendar days prior to the one year anniversary of the date of the Company’s proxy statement issued in connection with the prior year’s annual meeting in the case of an annual meeting, and not less than sixty (60) days prior to the meeting in the case of a special meeting (provided, however, that if a Holder notifies the Board that Holders are unable to notify the Board within such time period, the Holders and Board will work together in good faith to establish a later time period (taking into account the minimum amount of time the Company will reasonably need to include the information required by clauses (i) and (ii) below in any proxy solicitation materials and prepare any other materials related thereto and to the election of directors)), of Holders intention to designate the number of directors which the Holders are then entitled to designate for nomination at the next annual meeting of the Company’s stockholders or special meeting in lieu thereof, then the rights granted under this Section 2.1 with respect to the designation of Board Designees shall be applicable for such meeting only with respect to the number of nominees as indicated in such writing, if any, that the Holders intend to designate, but shall continue to be fully effective with respect to subsequent meetings and interim vacancies. The Holders shall provide (i) the information regarding each Board Designee as would be required to be included in solicitations of proxies for the election of directors in an election context or is otherwise required pursuant to the federal securities laws and regulations, had the nominee been nominated, or intended to be nominated, by the Board and (ii) the consent of each such Board Designee to serve as a director of the Company if so elected.

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2.1.5 Board Committees.  Subject to the Company’s corporate governance and independence guidelines, applicable law and the rules and regulations of NASDAQ (or any other stock exchange on which the Company is then listed), including, if applicable, any enhanced requirements of with respect to certain committees of the Company, in each case, requiring that certain committee members qualify as Independent, for so long as the Holders are represented on the Board by at least one Board Designee, the Company and the Board shall take such actions as necessary to cause at least one such Board Designee to be elected to, and to at all times be a member of, each committee established by the Board based, if applicable, on whether or not such Board Designee qualifies as Independent; provided that such Board Designee, in his or her sole discretion, may decline to serve on such committee.

2.1.6 Vacancies.  If, prior to his or her election or appointment to the Board pursuant to this Section 2.1, any Board Designee shall be unable or unwilling to serve as a director of the Company, then the Holders shall be entitled to nominate a replacement Board Designee, and the Company and the Board shall, subject to and consistent with the Board’s fiduciary duties and applicable law, take such actions as necessary to cause such replacement Board Designee to be appointed to the Board or nominated and submitted to the stockholders, as applicable, pursuant to this Section 2.1. If, following an election or appointment to the Board pursuant to this Section 2.1, any Board Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, then the Holders shall, within thirty (30) days of such event, notify the Board in writing of a replacement Board Designee, and the Company and the Board shall, subject to and consistent with the Board’s fiduciary duties and applicable law, take such actions as necessary to cause such replacement Board Designee to be appointed to the Board to fill the unexpired term of the Board Designee who such new Board Designee is replacing.

2.1.7 Reduction; Termination of Rights.  The right of the Holders to designate directors under this Section 2.1 shall be reduced and terminate as follows:

(a) Upon written request to the Holders, if the number of Board Designees exceeds the number of directors the Holders shall be entitled to designate pursuant to Section 2.1.1 (as such number may be adjusted pursuant to this Section 2.1.7, the Holders shall cause the number of Board Designee(s) in excess of the number of Board Designees to which the Holders are then entitled to designate to resign from the Board such that the number of Board Designees shall be reduced to the number the Holders are then entitled to designate.

(b) Upon the completion of a Sale Transaction, the Holders’ right to designate Board Designees to the Board and its committees shall immediately expire and the Holders shall cause each Board Designee then serving on the Board to resign from the Board immediately after the completion of a Sale Transaction; provided, however, that in the event such completed Sale Transaction is a sale of all or substantially all of the consolidated assets of the Company and its Subsidiaries, the Holders’ right to designate Board Designees to the Board and its committees shall not expire until such time as a final determination has been made with respect to the complete disposition of the proceeds from such Sale Transaction, at which point in time the Holders shall cause each Board Designee then serving on the Board to resign from the Board.

(c) Upon the Holder Ownership Percentage being less than 40% at any time on or after the Board Determination Date, the Holders’ right to designate members of the Board pursuant to Section 2.1.1(a) shall be reduced to the right to designate two (2) members of the Board; provided, that, subject to Section 2.1.1(a) with respect to a Board Reduction Event, the then current term of the Board Designees then serving on the Board shall not be affected solely by the loss of such right.

(d) Upon the Holder Ownership Percentage being reduced to less than 20%, the Holders’ right to designate members of the Board pursuant to Section 2.1.1(a) shall be reduced to the right to designate one (1) member of the Board; provided, that the then current term of the Board Designees then serving on the Board shall not be affected solely by the loss of such right.

(e) Upon the Holder Ownership Percentage being reduced to less than 10%, the Holders’ right to designate members to the Board pursuant to Section 2.1.1(a) shall immediately expire; provided, that the then current term of the Board Designees then serving on the Board shall not be affected solely by the loss of such right.

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2.1.8 Company Policies; Fees; Costs and Expenses.  The parties hereto acknowledge that each Board Designee, upon election to the Board, will serve as a member of the Board and will be governed by the same protections and obligations regarding confidentiality, conflicts of interest, related party transactions, fiduciary duties, codes of conduct, trading and disclosure policies, director resignation policies, and other governance guidelines and policies of the Company as other directors, and shall be required to preserve the confidentiality of Company business and information, including discussions or matters considered in meetings of the Board or committees of the Board, and shall have the same rights and benefits, including with respect to insurance, indemnification and, with respect to Board Designees who qualify as Independent, compensation that are applicable to all Independent directors of the Company. The Company will pay and reimburse each Board Designee (whether such Board Designee qualifies as Independent or not) for all reasonable out-of-pocket expenses incurred by such Board Designee in connection with his or her participation in (or attendance at) meetings of the Board (and committees thereof) and the boards of directors (and committees thereof) of the Subsidiaries of the Company to the same extent as the Company reimburses all other directors of the Company.

2.1.9 Voting.  Until the occurrence of a Trigger Event, each Holder shall, and shall cause its Affiliates to, vote all Voting Securities of the Company (including all Common Stock) held by such Holder and its Affiliates or over which such Holder or its Affiliates has voting control, and shall take all other necessary or desirable actions within its control (including in its capacity as a stockholder, director, member of a board committee, officer or otherwise) to vote in the same proportion as shares of Voting Securities of the Company (including Common Stock) that are not held by such Holder or its Affiliates or over which such Holder or its Affiliates does not have voting control with respect to (a) any ratification of the appointment of the Company’s independent registered public accounting firm; (b) the Board’s recommendation with respect to the Company’s “say-on-pay” proposal or with respect to any other Company proposal or stockholder proposal (other than any proposal with respect to any Extraordinary Transaction); (c) each nominee (including those that are not Board Designees) nominated and approved by the Director Nominating Committee; or (d) the removal of any Board Designees selected by the Director Nominating Committee to reduce the number of Board Designees to the number of Board Designees to which the Holders are then entitled to designate if such Board Designees have not been removed in accordance with Section 2.1.7. Following the occurrence of a Trigger Event, the foregoing restrictions on each of the Holders’ or its Affiliates’ voting of Voting Securities of the Company (including all Common Stock) held by such Holder or its Affiliates or over which such Holder or its Affiliates has voting control, shall terminate and each such Holder or Affiliate shall be free to vote its Voting Securities in respect of each of the matters referenced in the immediately preceding sentence in any way it chooses to do so.

ARTICLE 3

ACQUISITIONS; TRANSFERS

Section 3.1 Restrictions on Acquisitions.

3.1.1 Subject to Section 3.1.2, from the date hereof until the eighteen (18) month anniversary of this Agreement, each Holder agrees that other than in accordance herewith (including pursuant to the exercise of its rights under Section 2.1.1) or without the prior written consent of the Board, such Holder shall not, and shall cause each of its Affiliates not to, directly or indirectly:

(a) in any manner acquire, agree to acquire or make any proposal or offer to acquire, directly or indirectly, (i) any Voting Securities of the Company or any rights or options to acquire any such Voting Securities which would result in the Holder Ownership Percentage following such acquisition exceeding the Equity Cap or (ii) any property of the Company or any rights or options to acquire any such property;

(b) propose to have such Holder or an Affiliate of such Holder enter into, directly or indirectly, any merger or business combination involving the Company or propose to have such Holder or an Affiliate of such Holder purchase, directly or indirectly, a material portion of the assets of the Company;

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(c) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” (as such terms are used in Regulation 14A promulgated under the Exchange Act) to vote or consent, or seek or advise or influence any person with respect to the voting of, or granting of a consent with respect to, any Voting Securities of the Company;

(d) other than with other Holders, form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities of the Company;

(e) except as may be required by law (provided that such legal requirement does not arise as a result of or in connection with any breach of this Agreement by such Holder or its Representatives or Affiliates), disclose any intention, plan or arrangement inconsistent with the foregoing;

(f) except as permitted pursuant to Section 3.2 hereof, provide, or act as agent for the purpose of obtaining, debt or equity financing for any transaction described in clause (a) or (b) of this Section 3.1.1; or

(g) advise, assist or encourage any other persons in connection with any of the foregoing.

Notwithstanding the foregoing provisions of this Section 3.1.1, the restrictions set forth in this Section 3.1.1 shall terminate and be of no further force and effect if a public announcement or commencement is made of a tender or exchange offer by any Person (other than a Holder or its Affiliates) for, or upon completion of which any Person would beneficially own (as such term is used in Rule 13d-3 of the Exchange Act), fifty percent (50%) or more of the outstanding Voting Securities of the Company, and the Board approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act.

For the avoidance of doubt, nothing in this Section 3.1.1 shall prohibit a Holder or any Affiliate of a Holder from engaging in discussions regarding potential transactions with unaffiliated third parties provided that it promptly and fully discloses any such discussions to the Board and does not undertake any actions in furtherance of such a transaction without having first obtained the approval of the Board.

3.1.2 Notwithstanding Section 3.1.1 or the expiration of the term thereof, each Holder shall not, and shall cause each of its Affiliates not to, (a) until May 7, 2019, take any action (including any action described in Section 3.1.1) at any time if such action would result in a “Change of Control” (as such term is defined in the Revolving Credit Facility) under the terms of the Revolving Credit Facility or (b) acquire, agree to acquire or make any proposal or offer to acquire, directly or indirectly, Common Stock such that, upon such acquisition, the Holder Ownership Percentage would exceed the Equity Cap; provided that the restriction set forth in this Section 3.1.2(b) may be waived by the Company after a Trigger Event if such waiver is approved by a majority of the members of the Board other than Board Designees and any other members of the Board nominated for election to the Board by Holders or any Holder.

Section 3.2 Preemptive Rights.

3.2.1 The Company shall not issue or sell, or agree to issue or sell, any Preemptive Debt Securities (other than (a) debt securities issuable with respect to intercompany debt by and between the Company and any Subsidiaries or (b) in connection with the Exchange Offer (as such term is defined in the Exchange Agreement) contemplated by Section 5.g of the Exchange Agreement) to any third party unless the Company shall have first delivered written notice (a “Preemptive Debt Notice”) to the Holders of the Company’s intent to issue, sell or exchange Preemptive Debt Securities, which Preemptive Debt Notice shall (x) state the aggregate principal amount of the Preemptive Debt Securities the Company proposes to issue or sell and (y) may include the price and other material terms and conditions on which the Company proposes to issue or sell the Preemptive Debt Securities (such items as described in this clause (y), the “Preemptive Debt Terms”).

3.2.2 For a period of ten (10) Business Days from the date the Preemptive Debt Notice is delivered to Holders (the “Preemptive Debt Offer Period”), the Holders may, by written notice to the Company (the “Preemptive Debt Election Notice”): (a) if the Preemptive Debt Notice included Preemptive Debt Terms, elect to purchase (“Preemptive Debt Purchase Election”) all of the Preemptive Debt Securities, which shall constitute an offer to purchase such Preemptive Debt Securities which shall remain open and irrevocable for a period of ten (10) Business Days or (b) offer to provide debt financing (“Alternative Debt Financing Offer”) in an amount equal

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to the aggregate principal amount of the Preemptive Debt Securities stated in the Preemptive Debt Notice and on such terms and conditions as the Holders shall specify in the Election Notice, which shall constitute an offer to provide such debt financing which shall remain open and irrevocable until the end of the ADF Acceptance Period.

3.2.3 If one or both Holders makes a timely Preemptive Debt Purchase Election, the Company shall provide written notice to such Holders establishing the date of the new issuance of the Preemptive Debt Securities and the procedures for purchasing the Preemptive Debt Securities and the Holder(s) delivering such Preemptive Debt Purchase Election shall be obligated to provide the debt financing referred to in the Preemptive Debt Notice on the Preemptive Debt Terms.

3.2.4 If the Company receives an Alternative Debt Financing Offer from one or both Holders:

(a) The Company shall have thirty (30) days following its receipt of the Alternative Debt Financing Offer (the “ADF Acceptance Period”) to determine whether to accept or reject the Alternative Debt Financing Offer. If the Company accepts the Alternative Debt Financing Offer, then the Holder(s) delivering such Alternative Debt Financing Offer shall be obligated to provide the debt financing referred to in the Alternative Debt Financing Offer on the terms and conditions set forth in the Alternative Debt Financing Offer within sixty (60) days from the Company’s acceptance.

(b) If the Company rejects or otherwise does not accept the Alternative Debt Financing Offer, then the Company may proceed with the issuance of the Preemptive Debt Securities to a third party during the one hundred and fifty (150) day period following the expiration of the ADF Acceptance Period on such terms and conditions as determined by the Company in its sole discretion; provided such terms and conditions of the Preemptive Debt Securities must be no less favorable, taken as a whole and considering all factors deemed relevant by the Company, than the Preemptive Debt Terms or the terms and conditions of the Alternative Debt Financing Offer. If the Company has not issued or sold (or executed definitive documents to issue or sell) the Preemptive Debt Securities within the one hundred and fifty (150) days following the expiration of the ADF Acceptance Period, any proposed issuance of such Preemptive Debt Securities shall once again be subject to the terms and conditions of this Section 3.2. Notwithstanding the foregoing, if the Preemptive Debt Notice included Preemptive Debt Terms and the Company rejects or otherwise does not accept the Alternative Debt Financing Offer, Company shall so notify Holders, and Holders shall have three (3) Business Days following such notification to make a Preemptive Debt Purchase Election pursuant to Section 3.2.2, and if Holders do not make a Preemptive Debt Purchase Election within such three (3) business day period the Company may proceed with the issuance of the Preemptive Debt Securities to a third party in accordance with the preceding sentence.

3.2.5 If neither Holder delivers a Preemptive Debt Election Notice during the Preemptive Debt Offer Period, the Company shall be entitled to sell such Preemptive Debt Securities specified in the Preemptive Debt Notice on such terms and conditions as determined by the Company in its sole discretion for a period of one hundred and eighty (180) days following the expiration of the Preemptive Debt Offer Period. Any Preemptive Debt Securities to be sold by the Company following the expiration of such one hundred and eighty (180) day period must be reoffered to the Holders pursuant to the terms of this Section 3.2.

3.2.6 The Company shall not issue or sell, or agree to issue or sell, any Preemptive Equity Securities to any third party unless the Company shall have first delivered written notice (a “Preemptive Equity Notice”) to the Holders of the Company’s intent to issue, sell or exchange Preemptive Equity Securities, which Preemptive Equity Notice (a) shall state the number and type of Preemptive Equity Securities proposed to be issued and (b) may include the price and other material terms and conditions on which the Company proposes to issue the Preemptive Equity Securities (provided if the Company does not include the price at which the Company proposes to issue the Preemptive Equity Securities in a Preemptive Equity Notice, the Company shall use good faith efforts to provide to the Holders reasonable advance notice of the price range or price, when determined, at which the Company proposes to issue the Preemptive Equity Securities).

3.2.7 For a period of ten (10) Business Days from the date the Preemptive Equity Notice is delivered to Holders (the “Preemptive Equity Offer Period”), the Holders may, by written notice to the Company (the “Preemptive Equity Election Notice”) elect to purchase (the “Preemptive Equity Purchase Election”), on the

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terms and conditions specified in the Preemptive Equity Election Notice but subject to Section 3.1.2, up to a number of Preemptive Equity Securities, in the aggregate as to both Holders, equal to (a) the number of Preemptive Equity Securities proposed to be issued or sold by the Company multiplied by (b) the Holder Ownership Percentage immediately prior to the delivery of the Preemptive Equity Notice by the Company, which shall constitute an offer to purchase such Preemptive Equity Securities.

3.2.8 If one or both Holders makes a timely Preemptive Equity Purchase Election, the Company shall provide written notice to such Holder(s) establishing the date of the new issuance of Preemptive Equity Securities and the procedures for purchasing the Preemptive Equity Securities. Notwithstanding the foregoing, the Company shall be under no obligation to consummate any proposed issuance of Preemptive Equity Securities, nor shall there be any liability on the part of the Company, or to the Board, to the Holders if the Company has not consummated any proposed issuance of Preemptive Equity Securities pursuant to this Section 3.2 for whatever reason, regardless of whether the Company shall have delivered a Preemptive Equity Notice.

3.2.9 If neither Holder delivers a Preemptive Equity Election Notice during the Preemptive Equity Offer Period, the Company shall be entitled to sell such Preemptive Equity Securities in the Preemptive Equity Notice on such terms and conditions as determined by the Company in its sole discretion for a period of one hundred and fifty (150) days following the expiration of the Preemptive Equity Offer Period. Any Preemptive Equity Securities to be sold by the Company following expiration of such one hundred and fifty (150) day period must be reoffered to the Holders pursuant to the terms of this Section 3.2.

Section 3.3 Restrictions on Transfers.

3.3.1 From the date hereof until the six (6) month anniversary of the this Agreement (the “Restricted Period”), each Holder agrees that, without the prior written consent of the Company, such Holder shall not, and it shall cause each of its Affiliates not to, directly or indirectly, Transfer any shares of Common Stock (or any rights or interests of any nature whatsoever in or with respect to any shares of Common Stock) beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) by such Holder or its Affiliates.

3.3.2 Upon the completion of the Restricted Period, the Holders agree not to Transfer more than five percent (5%) of the shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) by the Holders and their Affiliates, in the aggregate, per each rolling ninety (90) day period beginning with a Holder’s (or its Affiliate’s) first transfer of shares of Common Stock after the termination of the Restricted Period until the date that is eighteen (18) months from the end of the Restricted Period (the “Dribble Out Period”); provided, however, that, following the date that is six (6) months after the completion of the Restricted Period, the foregoing restriction set forth in this Section 3.3.2 shall not apply to any underwritten offering effected pursuant to a Holder’s rights under, and subject to the terms of, the Registration Rights Agreement.

3.3.3 Upon the completion of the Dribble Out Period, each Holder will be free to Transfer shares of Common Stock without limitation, except that all such Transfers shall be in compliance with applicable state and federal securities laws and the terms of this Agreement.

3.3.4 Notwithstanding the foregoing, a Holder may Transfer shares of Common Stock (i) to any Affiliate of such Holder; provided, that in the case of any such Transfer to such Affiliate, the Affiliate shall agree to be bound by the terms of this Section 3.3 and (ii) pursuant to any merger, consolidation, recapitalization or reorganization of the Company with or into a third-party purchaser.

3.3.5 Notwithstanding this Section 3.3, each Holder agrees that it shall not, and it shall cause each of its Affiliates not to, directly or indirectly, Transfer any shares of Common Stock (or any rights or interests of any nature whatsoever in or with respect to any shares of Common Stock) beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) by the Holder or its Affiliates if such Transfer would result in a “Change of Control” (as such term is defined the Revolving Credit Facility) under the terms of the Revolving Credit Facility; provided, however, that the foregoing restriction shall not apply to any Transfer effected (a) as a brokers’ transaction on a national securities exchange or (b) pursuant to an underwritten public offering registered under the Securities Act.

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ARTICLE 4

TERMINATION

This Agreement shall terminate automatically upon the earlier to occur of: (i) the Holder Ownership Percentage being reduced to less than ten percent (10%); and (ii) the five (5) year anniversary of this Agreement.

ARTICLE 5

MISCELLANEOUS

Section 5.1 Notices.  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by facsimile or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If to the Company:

Approach Resources Inc.

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

Attention: J. Curtis Henderson

Facsimile No.: (817) 989-9001

If to the Holders:

Wilks Brothers, LLC

17010 IH-20

Cisco, Texas 76437

Attention: Morgan Neff and Matt Wilks

Facsimile No.: (817) 850-3698

SDW Investments, LLC

17010 IH-20

Cisco, Texas 76437

Attention: Morgan Neff and Matt Wilks

Facsimile No.: (817) 850-3698

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on receipt if sent by registered or certified mail.

Section 5.2 Governing Law: Venue: Jurisdiction.  THIS AGREEMENT and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each party hereby agrees that any action based upon, arising out of or relating to this Agreement (including any action concerning the violation or threatened violation of this Agreement) shall be heard and determined in any state or federal court sitting in the Court of Chancery of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, in the United States District Court for the District of Delaware), and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. In addition, each party consents to process being served in any such lawsuit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party

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at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 5.2 and shall not be deemed to confer rights on any Person other than the parties hereto. Nothing in this Section 5.2 shall affect or limit any right to serve process in any other manner permitted by law.

Section 5.3 Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT WHETHER BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Section 5.4 Successors and Assigns.  This Agreement shall be binding upon the Company, the Holders, and their respective successors and permitted assigns (which shall be deemed to include any Affiliate of any Holder to which a Holder Transfers any shares of Common Stock); provided that if any Holder Transfers any shares of Common Stock to any of its Affiliates such Holder shall remain the sole party entitled to exercise the rights of such Holder under this Agreement and such Affiliate shall (and such Holder shall require such Affiliate to execute a joinder to this Agreement in form and substance reasonably acceptable to the Company agreeing to) be bound by the terms of this Agreement with respect to all shares of Common Stock held by such Affiliate. No Holder may assign any of its rights under this Agreement to any other Person (including any transferee of any Common Stock held by a Holder) without the prior written consent of the Company, which consent may be granted or denied by the Company in its sole discretion and to be valid must be approved by a majority of the members of the Board other than Board Designees and any other members of the Board nominated for election to the Board by Holders or any Holder, and any assignment in violation of the foregoing shall be void ab initio.

Section 5.5 Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by facsimile, by electronic mail in “portable document format” (“.pdf”) form, or any other electronic transmission, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

Section 5.6 Severability.  Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. Upon a determination that any provision of this Agreement is prohibited, unenforceable or not authorized, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

Section 5.7 Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement. It is accordingly agreed that, in addition to any other applicable remedies at law or equity, the parties shall be entitled to an injunction or injunctions, without proof of damages, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. Each party hereto agrees that it will not

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oppose the granting of an injunction, specific performance or other equitable relief on the basis that (i) the other party has an adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Each of the parties hereto hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief.

Section 5.8 No Waivers; Amendments.

5.8.1 No failure or delay on the part of the Company or the Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

5.8.2 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver makes specific reference to this Agreement, and, (i) in the case of an amendment, such amendment is with the written consent of the Company and each Holder, and (ii), in the case of a waiver, such waiver is signed by the Person against whom it is to be enforced; provided that any amendment of this Agreement or waiver by the Company hereunder shall only be effective if such amendment or waiver is approved by a majority of the members of the Board other than Board Designees and any other members of the Board nominated for election to the Board by Holders or any Holder.

Section 5.9 Non-Recourse.  All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the entities that are expressly identified as parties in the preamble to this Agreement (“Contracting Parties”). No Person who is not a Contracting Party, including any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any Contracting Party, or any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any of the foregoing (“Non-party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-party Affiliates.

Section 5.10 Further Assurances.  Each party shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

Section 5.11 Entire Agreement.  This Agreement (including all schedules and exhibits hereto) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Section 5.12 Ownership and Aggregation of Common Stock; Action by Holders.

5.12.1 All shares of Common Stock beneficially owned by each Holder and its Affiliates shall be aggregated for purposes of interpreting the term and terms of, and determining the application and availability of any obligations and rights under, this Agreement, unless the context otherwise requires.

5.12.2 Any action to be taken or consent or approval to be given by Holders pursuant to this Agreement shall be deemed taken, consented to or approved upon the affirmative consent or approval by either Holder; provided that, if the Company receives conflicting direction, consents or approvals from the Holders with respect to any action to be taken or consent or approval to be given by Holders pursuant to this Agreement, then any

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action to be taken or consent or approval to be given by Holders pursuant to this Agreement shall be deemed taken, consented to or approved upon the affirmative consent or approval by the Holder that holds a majority of the Common Stock held by both Holders.

5.12.3 From time to time upon the written request by the Company, each Holder shall provide to the Company in writing a statement setting forth the number of shares of Common stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act) by such Holder, certified by an officer or other duly authorized representative of such Holder.

[Remainder of Page Intentionally Left Blank]

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SIGNATURES TO STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

APPROACH RESOURCES INC.

By:
Name:
Title:

[Signature Page to Stockholders Agreement]

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SIGNATURES TO STOCKHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

WILKS BROTHERS, LLC

By:
Name:
Title:

By:
Name:
Title:

SDW INVESTMENTS, LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Stockholders Agreement]

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EXHIBIT A

Conditional Resignation of Director

[●], 201[●]

Approach Resources Inc.

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

Attention: Corporate Secretary

Ladies and Gentlemen:

Reference is hereby made to that certain Stockholders Agreement, dated as of the date hereof, by and among Approach Resources Inc. (the “Company”), Wilks Brothers, LLC and SDW Investments, LLC (the “Stockholders Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stockholders Agreement.

Effective upon the Board Determination Date, I, Matthew R. Kahn, resign as a member of the board of directors of the Company and as a member of each committee of the board of directors of the Company on which I serve as of the Board Determination Date (the “Conditional Resignation”); provided, if as of the Board Determination Date the Holder Ownership Percentage is equal to or greater than 40%, the Conditional Resignation shall be null and void.

Sincerely,

Matthew R. Kahn

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Exhibit B

Registration Rights Agreement

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [●], 201[●] (this “Agreement”), is by and among Approach Resources Inc., a Delaware corporation (the “Company”), and each of Wilks Brothers, LLC and SDW Investments, LLC (collectively, the “Holders”, and each, a “Holder”).

RECITALS

WHEREAS, on [●], 201[●], the Holders acquired the number of shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) set forth on Schedule A pursuant to the Exchange Agreement, dated November 2, 2016, by and between the Company and the Holders (the “Exchange Agreement”); and

WHEREAS, resales by a Holder of the Company Common Stock may be required to be registered under the Securities Act and applicable state securities laws, depending upon the status of such Holder or the intended method of distribution of the Company Common Stock.

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I – REGISTRATION RIGHTS

1.1 Demand Registration.

(a) From and after the one (1) year anniversary following the Closing, and subject to Section 1.1(b), Section 1.1(c) and Section 2.3, upon written request from a Holder requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities held by such Holder, which notice may be delivered at any time after such one (1) year anniversary and which notice shall specify the intended method or methods of disposition of such Registrable Securities (“Registration Request Notice”), unless such Registrable Securities are included in a currently effective Registration Statement permitting the resale of such Registrable Securities in the manner contemplated by the Registration Request Notice, the Company will use its commercially reasonable efforts to file the appropriate Registration Statement under the Securities Act with the SEC as promptly as reasonably practicable after receipt of the Registration Request Notice and, as promptly as reasonably practicable following such Registration Request Notice, cause such Registration Statement to be declared effective by the SEC and to permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition stated in such Registration Request Notice. The Company shall not be required to maintain the effectiveness of such Registration Statement beyond the earlier to occur of (i) one hundred twenty 120 days after the effective date thereof and (ii) consummation of the distribution by Holder of the Registrable Securities included in such Registration Statement (such period, the “Effectiveness Period”).

(b) Notwithstanding Section 1.1(a), if the Company previously shall have caused a Registration Statement to be declared effective by the SEC with respect to the Registrable Securities, the Company shall not be required to cause a subsequent Registration Statement to be declared effective by the SEC pursuant to this Section 1.1 until a period of one hundred twenty (120) days shall have elapsed from the effective date of the most recent such previous registration.

(c) Notwithstanding Section 1.1(a), the Company shall not be required to effect (i) more than two (2) registrations pursuant to this Section 1.1 in any twelve (12) consecutive month period or (ii) a registration of Registrable Securities, the fair market value of which on the date of receipt by the Company of the Registration Request Notice is less than twenty million dollars ($20,000,000).

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1.2 Piggyback Registration.

(a) If at any time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company) and the form of Registration Statement to be used permits the registration of Registrable Securities, the Company shall give prompt written notice to each Holder (which notice shall be given not less than fifteen (15) days prior to the anticipated filing date), which notice shall offer each Holder the opportunity to include any or all of its Registrable Securities in such Registration Statement, subject to the limitations contained in Section 1.2(b) hereof. If a Holder (in such capacity, a “Participating Holder”) desires to have its Registrable Securities included in such Registration Statement, it shall so advise the Company in writing (stating the number of shares desired to be registered) within ten (10) days after the date of such notice from the Company. Each Holder shall have the right to withdraw such Holder’s request for inclusion of Holder’s Registrable Securities in any registration statement pursuant to this Section 1.2(a) by giving written notice to the Company of such withdrawal. Subject to Section 1.2(b) below, the Company shall use commercially reasonable efforts to include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time and in its sole and absolute discretion withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered. The Company shall not be required to maintain the effectiveness of such Registration Statement beyond the Effectiveness Period.

(b) If a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities under this Section 1.2 advises the Company that the inclusion of the Registrable Securities requested to be included in the Registration Statement pursuant to Section 1.2(a) will materially and adversely affect the price or success of such offering (a “Material Adverse Effect”), the Company will be obligated to include in the Registration Statement (after registering all such shares for its own account), as to each Participating Holder, only a portion of the shares such Participating Holder has requested be registered equal to the product of: (i) the ratio which such Participating Holder’s requested shares bears to the total number of shares requested to be included in such Registration Statement subject to Section 1.2(a) by all Persons (including the Participating Holder) who have requested (pursuant to contractual registration rights) that their shares be included in such Registration Statement; and (ii) the maximum number of Registrable Securities that such lead underwriter advises may be sold in an offering covered by the Registration Statement without a Material Adverse Effect. If, as a result of the provisions of this Section 1.2(b), the Participating Holder shall not be entitled to include all Registrable Securities in a registration that the Participating Holder has requested to be so included, the Participating Holder may withdraw such its request to include Registrable Securities in such Registration Statement by giving written notice to the Company of such withdrawal.

1.3 Expenses.  The Company shall bear all Registration Expenses in connection with any Registration Statement pursuant to this Article I, whether or not such Registration Statement becomes effective; provided, however, that if a Holder requests a registration pursuant to Section 1.1 and subsequently withdraws its request, then such Holder shall either pay all Registration Expenses incurred in connection with such registration or such registration will count as a registration for purposes of Section 1.1(c) and such Holder shall not have the right to request another registration pursuant to Section 1.1 during the subsequent ninety (90) days, unless the withdrawal of such request is the result of facts or circumstances relating to the Company or the Company Common Stock that arise after the date on which such request was made and would have a material adverse effect on the offering of the Registrable Securities.

1.4 Company Purchase Option.  Notwithstanding the terms of this Agreement, if at any time a Holder requests any Registrable Securities be included in a registration statement pursuant to this Agreement and at such time securities of the same class or series as the Registrable Securities are traded on a national securities exchange or trading system or any other recognized quotation system which regularly provides quotes on such securities (a “Trading Forum”), the Company shall have the right and option, in its sole discretion, to, in lieu of including such Registrable Securities in such Registration Statement, purchase all or any portion of such Registrable Securities requested to be included in such Registration Statement at the closing or last sales price of such security reported by such Trading Forum on the date of Holder’s request for inclusion of such Registrable Securities in such

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Registration Statement is received by the Company, or, if there is no such reported quote for such date on any Trading Forum, the last reported closing or sales price, as applicable, of such security by a Trading Forum.

ARTICLE II – PROCEDURES

2.1 Underwriting.

(a) For so long as a Holder holds Registrable Securities, such Holder may request by giving written notice (an “Underwriting Request”) to the Company that an offering permitted under Section 1.1(a) shall be in the form of an underwritten offering (each, an “Underwritten Offering”); provided, however, that in the case of each such Underwritten Offering, such Holder will be entitled to make such demand only if the proceeds from the sale of Registrable Securities in the offering (before the deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, twenty million dollars ($20,000,000); provided, further that the Company shall not be obligated to effect more than two (2) Underwritten Offerings during any twelve (12) consecutive month period and shall not be obligated to effect an Underwritten Offering within one hundred twenty (120) days after the pricing of a previous Underwritten Offering.

(b) All Underwriting Requests shall specify the approximate number of Registrable Securities to be sold in the Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Underwritten Offering.

(c) With respect to any such Underwritten Offering, the Holder making the request shall select an investment banking firm of international standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Company. The Company will enter into and perform its obligations under an underwriting agreement with the underwriters for such Underwritten Offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, which may include, without limitation, indemnities and contribution to the effect and to the extent provided in Article III and the provision of opinions of counsel and accountants’ letters as are customarily delivered by issuers to underwriters in secondary underwritten public offerings of securities. The Holders shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of such securities, but only to the extent such representations and warranties and other agreements are customarily made by issuers to selling stockholders in secondary underwritten public offerings, and the Holders shall be required to make representations or warranties to, and other agreements with, the Company and the underwriters in connection with such underwriting agreement as are customarily made by selling stockholders in secondary underwritten public offerings; provided, however, that the Holders shall not be required to make any representations or warranties to the Company or the underwriters regarding such Holder’s knowledge about the Company or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Article III), or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling Persons in Article III.

(d) If (i) the managing underwriter for such Underwritten Offering advises the Company or (ii) the Company concludes, after consulting with its independent financial advisor (which shall be an investment banking firm of international standing), in either case, that in its opinion the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number of Registrable Securities that can be sold in an orderly manner in such offering within a price range acceptable to the Holders, the Company shall include in such Underwritten Offering the number of each Holder’s Registrable Securities which in the opinion of such managing underwriter or the Company’s independent financial advisor, as applicable, can be sold in an orderly manner within the price range of such offering.

(e) Unless the managing underwriter otherwise agrees, each Holder agrees not to effect any public sale or private offer or distribution of any shares of Company Common Stock or any other issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such

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securities, during the fourteen (14) days prior to the anticipated effectiveness under the Securities Act of any underwritten registration of any such securities (or with respect to an underwritten takedown of any such securities under a shelf registration, prior to the pricing of such offer) and during such time period (not to exceed one hundred eighty (180) days) after the effectiveness under the Securities Act of any underwritten registration (or, with respect to an underwritten offering pursuant to a shelf registration statement, after the pricing of such offering) as the Company and the managing underwriter may agree (except as part of such underwritten registration or offering, as applicable).

2.2 Registration Procedures.  If and whenever a Holder has requested that any Registrable Securities be registered pursuant to this Agreement under Article I, and subject to the limitations set forth in this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will:

(a) if the Registration Statement is not automatically effective upon filing, use commercially reasonable efforts to cause such Registration Statement to become effective;

(b) notify such Holder, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(c) after the Registration Statement becomes effective, notify such Holder of any request by the SEC that the Company amend or supplement such Registration Statement or Prospectus;

(d) prepare and file with the SEC such amendments and supplements to the Registration Statement and any Prospectus used in connection therewith as may be reasonably necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement for the period required to effect the distribution of the Registrable Securities as set forth in Article I hereof;

(e) to the extent necessary to properly sell any Registrable Securities, furnish to such Holder such numbers of copies of a Prospectus, including a preliminary Prospectus, as required by the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate its disposition of its Registrable Securities;

(f) use its commercially reasonable efforts to register and qualify the Registrable Securities under such other securities or blue sky Laws of such jurisdictions as shall be reasonably requested by such Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, or subject itself to taxation in any such jurisdiction, unless the Company is already subject to taxation in such jurisdiction;

(g) use its commercially reasonable efforts to cause all such Registrable Securities to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar equity securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for the Registrable Securities and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the Registration Statement;

(i) use its commercially reasonable efforts to furnish, on the date that shares of Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters by the Company in an underwritten public offering, addressed to the underwriters and (ii) a letter dated as of such date, from the independent public accountants of the Company, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

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(j) if requested by such Holder, cooperate with such Holder and the managing underwriter (if any) to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable Law) representing securities sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as such Holder or the managing underwriter (if any) may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates;

(k) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in form and substance as is customarily given by the Company to underwriters in an underwritten public offering, with the underwriter(s) of such offering;

(l) upon execution of confidentiality agreements in form and substance satisfactory to the Company, promptly make available for inspection by such Holder, any underwriter(s) participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by such Holder, all financial and other records, pertinent corporate documents, and properties of the Company (collectively, “Records”), and use commercially reasonable efforts to cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by such Holder, an underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such Registration Statement and to conduct appropriate due diligence in connection therewith; provided, Records that the Company determines, in good faith, to be confidential and that it notifies such Holder are confidential shall not be disclosed by such Holder unless the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is otherwise required by applicable Law. Such Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates (other than with respect to such Holder’s due diligence) unless and until such information is made generally available to the public, and further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(m) in the event of the issuance of any stop order suspending the effectiveness of such Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, use its commercially reasonable efforts to obtain promptly the withdrawal of such order;

(n) promptly notify such Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus, or a revised Prospectus, as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (following receipt of any supplement or amendment to any Prospectus, such Holder shall deliver such amended, supplemental or revised Prospectus in connection with any offers or sales of Registrable Securities, and shall not deliver or use any Prospectus not so supplemented, amended or revised); and

(o) take all such other actions as are reasonably necessary in order to facilitate the disposition of such Registrable Securities.

2.3 Holder Obligations.  Subject to Section 2.1(a), a Holder may not participate in any registration hereunder unless such Holder: (i) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Company; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that such Holder shall not be

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required to make any representations or warranties in connection with any such registration other than representations and warranties as to (A) such Holder’s ownership of its Registrable Securities to be sold or transferred free and clear of all liens, claims and encumbrances; (B) such Holder’s power and authority to effect such transfer; and (C) such matters pertaining to compliance with securities Laws as may be reasonably requested; provided, further, that such liability will be limited, to the net amount received by such Holder from the sale of its Registrable Securities pursuant to such registration.

2.4 Blackout Periods.

(a) (i) At any time when a Registration Statement effected pursuant to Article I relating to Registrable Securities is effective, upon written notice from the Company to a Holder that the board of directors of the Company (or any duly appointed committee thereof) has determined in good faith, with the advice of counsel, that such Holder’s sale of Registrable Securities pursuant to the Registration Statement would be reasonably likely to require disclosure of material non-public information the disclosure of which would not otherwise be required to be disclosed (provided that the Company shall not be required to disclose to such Holder any such material non-public information) and would be reasonably likely to have a material adverse effect on the Company or that such sale otherwise might not be in the best interests of the Company’s stockholders (an “Information Blackout”), such Holder shall suspend sales of Registrable Securities pursuant to such Registration Statement and (ii) if, while a Registration Request Notice or other registration request is pending pursuant to Article I, the board of directors of the Company (or any duly appointed committee thereof) determines that an Information Blackout is required, or that any such filing or the offering of any Registrable Securities would be reasonably likely to adversely affect or delay any proposed financing, offer or sale of securities, acquisition, disposition, corporate reorganization or other material transaction involving the Company, the Company shall deliver to such Holder a certificate to such effect signed by its Chief Executive Officer or Chief Financial Officer, and the Company shall not be required to file a Registration Statement, Prospectus or any amendment or any supplement thereto pursuant to Articles I (a “Registration Delay”); provided, that any such suspension or postponement under (i) and (ii) of this Section 2.4(a) shall only continue until the earliest of:

(1) the date upon which such material information is disclosed to the public or ceases to be material;

(2) ten (10) days after the Company’s delivery of such written notice to such Holder;

(3) in the case of clause (i) above, such time as the Company notifies such Holder that sales pursuant to such Registration Statement may be resumed; and

(4) in the case of clause (ii) above, the date upon which the financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction referred to therein concludes or is abandoned.

The number of days from such suspension of sales by a Holder until the day when such sales may be resumed under clause (1), (2) or (3) hereof, or from the date of a notice of a Registration Delay until the date such affected registration process resumes under clause (1), (2) or (4) hereof, shall be called a “Blackout Period”. In no event may the Company deliver more than two (2) notices, collectively, of an Information Blackout and/or a Registration Delay in any twelve (12) consecutive month period, and the aggregate number of days in which any Blackout Periods may be in effect in any twelve (12) consecutive month period shall not exceed one hundred twenty (120) days.

(b) Any delivery by the Company of a written notice of a Registration Delay following a registration request by a Holder pursuant to Section 1.1, and before the effectiveness of the related Registration Statement, or of a written notice of an Information Blackout during the sixty (60) days immediately following effectiveness of any Registration Statement effected pursuant to Article I, shall give such Holder the right, by written notice to the Company within twenty (20) Business Days after the end of such Blackout Period, to cancel such registration and obtain one additional registration right during such calendar year under Article I.

(c) The Company shall not effect any public offering of its securities during any Blackout Period other than in connection with such proposed transaction described in Section 2.4(a).

2.5 Transfer of Registration Rights.  The registration rights of a Holder under this Agreement with respect to any Registrable Securities may be transferred or assigned to (i) an Affiliate of such Holder, or (ii) if the Holder is an

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Entity, a partner, stockholder or member thereof; provided, however, that (a) such Holder shall give the Company written notice prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; (b) such transferee shall agree in writing, in form and substance satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; (c) such transferee is not a direct competitor of the Company; and (d) immediately following such transfer the further disposition of such securities by such transferee shall be restricted to the extent set forth under applicable Law.

2.6 Current Public Information.  With a view to making available to each Holder the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the SEC that may at any time permit each Holder to sell securities of the Company to the public without registration, the Company covenants that it will (i) use its commercially reasonable efforts to file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder; and (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable each Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC.

ARTICLE III – INDEMNIFICATION

3.1 Indemnification.

(a) The Company agrees to indemnify and reimburse, to the fullest extent permitted by Law, each Holder, with respect to the sale of Registrable Securities pursuant hereto, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the “Seller Affiliates”): (i) against any and all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys’ fees and disbursements except as limited by Section 3.1(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission; and (iii) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act or Exchange Act, to the extent that any such expense or cost is not paid under subparagraph (i) or (ii) above; except insofar as any such statements are made in reliance upon information furnished to the Company by a Holder or any Seller Affiliate for use therein or arise from a Holder’s or any Seller Affiliate’s failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Holder or its Seller Affiliate with a sufficient number of copies of the same, in which case the Company will not so indemnify and reimburse such Holder or its Seller Affiliates. The reimbursements required by this Section 3.1(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

(b) In connection with any Registration Statement in which a Holder is participating as a seller of Registrable Securities, such Holder will furnish to the Company such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the fullest extent

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permitted by Law, such Holder will indemnify the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 3.1(c)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished by such Holder or any of its Seller Affiliates specifically for inclusion in the Registration Statement; provided that such liability will be limited to the net amount received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement; provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

(c) Any Person entitled to indemnification hereunder will: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person); and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing (which consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 3.1(a) or Section 3.1(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.1(d) were determined by pro rata allocation (even if a Holder or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.1(d). The amount paid or payable by an indemnified party as a

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result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 3.1(c), defending any such action or claim. Notwithstanding the provisions of this Section 3.1(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement or Prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder’s obligations in this Section 3.1(d) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

If indemnification is available under this Section 3.1, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 3.1(a) and Section 3.1(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 3.1(d) subject, in the case of a Holder, to the limited dollar amounts set forth in Section 3.1(b).

(e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

ARTICLE IV – TERMINATION

4.1 Termination.  The provisions of this Agreement shall terminate and be of no further force and effect upon the earlier of (a) the four (4) year anniversary following the Closing and (b) the date when all Registrable Securities have been sold or are available to be sold under Rule 144 promulgated under the Securities Act without regard to volume limits.

ARTICLE V – MISCELLANEOUS

5.1 Amendment.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.

5.2 Counterparts and Facsimile.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

5.3 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with and governed by the Laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of any Law other than the Law of the State of Delaware.

(b) Each party to this Agreement hereby irrevocably and unconditionally (i) consents to the submission to the exclusive jurisdiction of the Court of Chancery of the State of Delaware sitting in Wilmington, Delaware for any proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) agrees not to commence any proceeding relating thereto except in such court and in accordance with the provisions of

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this Agreement, (iii) agrees that service of any process, summons, notice or document by U.S. registered mail, or otherwise in the manner provided for notices in Section 3.5 hereof, shall be effective service of process for any such proceeding brought against it in any such court, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding in such courts and (v) agrees not to plead or claim in any court that any such proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.

(c) THE PARTIES HERETO WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (WHETHER BASED ON CONTRACT, EQUITY, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION AGREEMENT, OR THE NEGOTIATION, EXECUTION, PERFORMANCE, OR ENFORCEMENT OF THIS AGREEMENT, THE TRANSACTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR PROCEEDING. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.4 Notices.  All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile or e-mail (and confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid (if available; otherwise, by the next best class of service available), to the parties at the following addresses:

If to the Company:

Approach Resources Inc.

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

Attention: J. Curtis Henderson

Facsimile: (817) 989-9001

With copies to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

200 Crescent Court, Suite 300

Dallas, Texas 75201

Attention: Rodney Moore

Facsimile: (214) 746-8102

Email: rodney.moore@weil.com

If to any Holder, at its address listed on the signature pages hereof.

Any party may from time to time change its address or designee for notification purposes by giving the other parties prior notice in the manner specified above of the new address or the new designee and the subsequent date upon which the change shall be effective.

5.5 Entire Agreement; Etc..  This Agreement (including the Exhibit hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

5.6 Headings.  The Article and Section headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement and shall not limit, extend or otherwise affect the meaning or interpretation of the terms and provisions of this Agreement.

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5.7 Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

5.8 No Third Party Beneficiaries.  Subject to the following sentence, nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto and their respective successors, assigns and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

5.9 Expenses.  Except as otherwise explicitly contemplated by this Agreement, each party will bear and pay the costs and expenses incurred by such party in connection with the transactions contemplated under this Agreement.

5.10 Existing Registration Rights Agreement.  Notwithstanding anything to the contrary in this Agreement, the provisions of this Agreement are subject to the Existing Registration Right Agreement. To the extent a Holder has any right, or the Company has any obligation, that is in conflict with or affected by the Existing Registration Rights Agreement, the provisions of the Existing Registration Rights Agreement shall govern and the provisions hereof shall be read in conjunction with, and subject to, such provisions in the Existing Registration Rights Agreement.

5.11 Other Definitional and Interpretive Matters.  Unless otherwise expressly provided or the context otherwise requires, for purposes of this Agreement the following rules of interpretation apply.

(a) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is excluded. If the last day of such period is a non-Business Day, the period in question ends on the next succeeding Business Day.

(b) Any reference in this Agreement to $ means U.S. dollars.

(c) The Exhibit to this Agreement are hereby incorporated and made a part hereof as if set forth in full in this Agreement and are an integral part of this Agreement. Any capitalized terms used in any Exhibit but not otherwise defined therein are defined as set forth in this Agreement.

(d) Any reference in this Agreement to gender includes all genders, and words imparting the singular number also include the plural and vice versa.

(e) The division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and do not affect, and should not be utilized in, the construction or interpretation of this Agreement.

(f) All references in this Agreement to any “Article,” “Section or “Exhibit” are to the corresponding Article, Section or Exhibit of this Agreement.

(g) The words “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(h) The word “including” or any variation thereof means “including, but not limited to,” and does not limit any general statement that it follows to the specific or similar items or matters immediately following it.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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Exhibit A

Certain Definitions

Agreement.  “Agreement” has the meaning set forth in the Introductory Paragraph.

Affiliate.  “Affiliate” means, with respect to any Person, any Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with any Person.

Beneficial Ownership.  “Beneficial Ownership” and terms of similar import shall be as defined under and determined pursuant to Rule 13d-3 promulgated under the Exchange Act.

Blackout Period.  “Blackout Period” has the meaning set forth in Section 2.4(a).

Business Day.  “Business Day” means any day other than (i) a Saturday, Sunday or a federal holiday, or (ii) a day on which commercial banks in New York City, New York or Fort Worth, Texas are authorized or required to be closed.

Closing.  “Closing” has the meaning given to such term in the Exchange Agreement.

Company.  “Company” has the meaning set forth in the Introductory Paragraph.

Company Common Stock.  “Company Common Stock” has the meaning set forth in the Recitals.

Entity.  “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

Effectiveness Period.  “Effectiveness Period” has the meaning set forth in Section 1.1(a).

Exchange Act.  “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated by the SEC thereunder.

Exchange Agreement.  “Exchange Agreement” has the meaning set forth in the Recitals.

Excluded Registration.  “Excluded Registration” means a registration under the Securities Act of (i) securities registered on Form S-8 or any similar successor form and (ii) securities registered to effect the acquisition of or combination with another Person.

Existing Registration Rights Agreement.  “Existing Registration Rights Agreement” means the Registration Rights Agreement, dated as of November 14, 2007, by and among the Company and each of the other parties thereto.

Governmental Entity.  “Governmental Entity” means any U.S., foreign, federal, national, state or local government or political subdivision thereof, any entity, agency, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any court, tribunal or arbitrator, and any self-regulatory organization.

Holder.  “Holder” has the meaning set forth in the Introductory Paragraph.

Information Blackout.  “Information Blackout” has the meaning set forth in Section 2.4(a).

Law.  “Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement, requirement, specification, determination, decision, opinion or interpretation issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Entity (including those laws relating to record keeping, customs, export and sanctions compliance, foreign assets control, foreign corrupt practices, possession and handling of classified information or zoning).

Material Adverse Effect.  “Material Adverse Effect” has the meaning set forth in Section 1.2(b).

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Participating Holder.  “Participating Holder” has the meaning set forth in Section 1.2(a).

Person.  “Person” means any individual, Entity or Governmental Entity.

Prospectus.  “Prospectus” means the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus.

Records.  “Records” has the meaning set forth in Section 2.2(l).

Register.  “Register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

Registrable Securities.  “Registrable Securities” means, at any time, the Company Common Stock owned by a Holder, whether owned on the date hereof or acquired hereafter; provided, however, that Registrable Securities shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration; (ii) which have been sold on any U.S. national securities exchange or quotation system on which the Registrable Securities are then listed or traded, pursuant to Rule 144 under the Securities Act or otherwise; (iii) that have been sold, transferred or disposed of by a Holder to a Person that is not an Affiliate of such Holder, and such Person may immediately thereafter fully transfer such Registrable Securities without restriction under the applicable securities laws of the United States; or (iv) which have been sold pursuant to Rule 144 under the Securities Act or are eligible for resale pursuant to Rule 144 under the Securities Act without regard to volume or manner of sale restrictions.

Registration Delay.  “Registration Delay” has the meaning set forth in Section 2.4(a).

Registration Expenses.  “Registration Expenses” means all expenses (other than underwriting discounts and commissions) arising from or incident to the registration of Registrable Securities in compliance with this Agreement, including, without limitation: (i) SEC, stock exchange, FINRA and other registration and filing fees; (ii) all fees and expenses incurred in connection with complying with any securities or blue sky Laws (including, without limitation, fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, messenger and delivery expenses; (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits or “comfort” letters required in connection with or incident to any registration); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities on any national securities exchange or the quotation of Registrable Securities on any inter-dealer quotation system; (vi) the fees and expenses incurred by the Company in connection with any “road show” for underwritten offerings; and (vii) reasonable fees, charges and disbursements of counsel to the Holders, including, for the avoidance of doubt, any expenses of counsel to the Holders in connection with the filing or amendment of any Registration Statement or Prospectus hereunder; provided that Registration Expenses shall only include the fees and expenses of one counsel to the Holders (and one local counsel per jurisdiction) with respect to any offering.

Registration Request Notice.  “Registration Request Notice” has the meaning set forth in Section 1.1(a).

Registration Statement.  “Registration Statement” means any registration statement of the Company that covers the resale of any Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all other material incorporated by reference in such registration statement.

SEC.  “SEC” means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

Securities Act.  “Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations promulgated by the SEC thereunder.

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Seller Affiliates.  “Seller Affiliates” has the meaning set forth in Section 3.1.

Trading Forum.  “Trading Forum” has the meaning set forth in Section 1.4.

Underwriting Request.  “Underwriting Request” has the meaning set forth in Section 2.1(a).

Underwritten Offering.  “Underwritten Offering” has the meaning set forth in Section 2.1(a).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

APPROACH RESOURCES INC.

By:
Name:
Title:

[Signature page to Registration Rights Agreement]

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WILKS BROTHERS, LLC

By:
Name:
Title:

By:
Name:
Title:

Address:

17010 IH-20

Cisco, Texas 76437

Attention: Morgan Neff and Matt Wilks

Facsimile No.: (817) 850-3698

Email: MNeff@wilksbrothers.com and

mwilks@ie-llc.net

Copy to:

Brown Rudnick LLP

7 Times Square

New York, New York 10036

Attention: John F. Storz

Facsimile: (212) 209-4801

Email: jstorz@brownrudnick.com

SDW INVESTMENTS, LLC

By:
Name:
Title:

By:
Name:
Title:

Address:

17010 IH-20

Cisco, Texas 76437

Attention: Morgan Neff and Matt Wilks

Facsimile No.: (817) 850-3698

Email: MNeff@wilksbrothers.com and

mwilks@ie-llc.net

Copy to:

Brown Rudnick LLP

7 Times Square

New York, New York 10036

Attention: John F. Storz

Facsimile: (212) 209-4801

Email: jstorz@brownrudnick.com

[Signature page to Registration Rights Agreement]

B-B-A-5

Exhibit C

Consent

CONSENT OF BENEFICIAL OWNERS OF NOTES

November 2, 2016

Re: 7.00% Senior Notes due 2021

Reference is made to (i) the base indenture, dated as of June 11, 2013, by and among Approach Resources, Inc., a Delaware corporation (the “Company”), the guarantors party thereto, and Wilmington Trust, National Association, as successor trustee (the “Trustee”), as amended, supplemented, restated or otherwise modified from time to time (the “Base Indenture”), (ii) the First Supplemental Indenture to the Base Indenture, dated as of June 11, 2013, by and among the Company, the guarantors party thereto and the Trustee, as amended, supplemented, restated or otherwise modified from time to time (the “First Supplemental Indenture” and, collectively with the Base Indenture, the “Indenture”) providing for the issuance by the Company of $250,000,000 aggregate principal amount of 7.00% Senior Notes Due 2021, of which $230,320,000 are issued and outstanding (the “Notes”) and (iii) the Second Supplemental Indenture to the Base Indenture, in the form attached as Exhibit A hereto, expected to be dated on or about the date hereof (the “Second Supplemental Indenture”), by and among the Company, the guarantors party thereto and the Trustee, providing for the Amendments (as defined in the Second Supplemental Indenture). Capitalized terms used herein without definition shall have the meanings assigned to them in the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, as applicable.

By their signatures below, each of the holders set forth on Schedule 1 hereto (collectively, the “Specified Holders”) hereby (a) certifies that it is, as of the date hereof, the Beneficial Owner of the aggregate principal amount of Notes set forth opposite such entity’s name on Schedule 1 hereto, (b) certifies that it has full power and authority to execute and deliver this Consent, (c) consents to the Amendments, (d) certifies that attached hereto as Exhibit B are true, correct and complete copies of consent letters (the “Consent Letters”) duly executed by the Specified Holders requesting that Cede & Co., the nominee of The Depository Trust Company (“DTC”) and registered Holder of the Notes, consent to the Amendments in respect of the aggregate principal amount of Notes set forth opposite such Specified Holders’ name on Schedule 1 hereto and that each of such Consent Letters have been delivered to the DTC Participant identified therein for execution and delivery to DTC, (e) agrees to use commercially reasonable efforts to cause each of the Consent Letters to be promptly executed by the DTC Participant specified in the Consent Letter, and thereafter promptly delivered for execution, and executed, by Cede & Co., and to execute and deliver such further instruments, and to do such further acts, as may be reasonably necessary or proper, upon request by the Company or the Trustee, or both, to make the Consent Letters effective, to evidence such consent by the Beneficial Owners and by the registered Holder of the Notes (including by providing to the Company certified originals or copies of each of the fully executed Consent Letters) and to carry out more effectively the intent of this Consent and the Second Supplemental Indenture, and (f) requests, authorizes and directs the Company, the guarantors and the Trustee, subject to delivery of the fully executed Consent Letters, to execute and deliver the Second Supplemental Indenture and to take all such actions and deliver all such documents as are reasonably necessary or proper to effectuate this Consent and the Second Supplemental Indenture. For the avoidance of doubt, it is expressly understood and agreed, however, that the Amendments will not become effective and operative unless and until the Closing under the Exchange Agreement (as defined in the Second Supplemental Indenture) shall have occurred, and in the event that the Exchange Agreement is terminated without the Closing having occurred, the Amendments shall have no force or effect. It is further understood and agreed that the Beneficial Owner’s obligations under paragraph (e) shall not include the initiation of any litigation.

The execution and delivery of this Consent shall not operate as a waiver of any right, power or remedy of the Specified Holders under the Base Indenture or First Supplemental Indenture, nor constitute an amendment of any provision of the Base Indenture or First Supplemental Indenture or for any purpose except as expressly set forth in the Second Supplemental Indenture. This Consent, and every proxy or agency authority granted herein, is coupled with an interest and is irrevocable, is a continuing consent as such term is used in the Indenture and shall bind every Holder, now or hereafter, of the Notes.

[Signature page follows]

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IN WITNESS WHEREOF, each of the undersigned has executed this consent to the Second Supplemental Indenture as of the date first written above.

WILKS BROTHERS, LLC, as Noteholder

By:	/S/ MORGAN D. NEFF
Name:	Morgan D. Neff
Title:	Senior Portfolio Manager

By:	/S/ MATTHEW D. WILKS
Name:	Matthew D. Wilks
Title:	Portfolio Manager & Vice President of Capital Investments

SDW INVESTMENTS, LLC, as Noteholder

By:	/S/ MORGAN D. NEFF
Name:	Morgan D. Neff
Title:	Senior Portfolio Manager

By:	/S/ MATTHEW D. WILKS
Name:	Matthew D. Wilks
Title:	Portfolio Manager & Vice President of Capital Investments

[Signature Page to Holder Consent]

B-C-2

Schedule 1

Holder	CUSIP Number	DTC Participant	Principal Amount of Notes
Wilks Brothers, LLC	03834A AA1		$110,421,000
SDW Investments, LLC	03834A AA1		$20,131,000
		TOTAL	$130,552,000

B-C-Sch 1

Exhibit A

Form of Second Supplemental Indenture

Exhibit A

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of [●], 2016, between Approach Resources Inc., a Delaware corporation (the “Company”), the Guarantors (as hereinafter defined) and Wilmington Trust, National Association, as successor trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company and the guarantors party thereto (the “Guarantors”) delivered to the Trustee a base indenture, dated as of June 11, 2013 (the “Base Indenture”), by and among the Company, the guarantors party thereto and the Trustee, as supplemented by the First Supplemental Indenture dated as of June 11, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) providing for the issuance by the Company of a series of senior notes designated as 7.00% Senior Notes due 2021 (the “Notes”);

WHEREAS, pursuant to that certain Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), by and between the Company and Wilks Brothers, LLC, a Texas limited liability company and SDW Investments, LLC, a Texas limited liability company (the “Noteholders”), the Company and the Noteholders have reached an agreement pursuant to which, amongst other things, upon satisfaction of the conditions to closing set forth therein, the Noteholders will transfer to the Company, and the Company shall acquire, directly or indirectly, all of the Notes held by the Noteholders in exchange for, shares of Common Stock (as defined in the Exchange Agreement) of the Company (the “Exchange”);

WHEREAS, in connection with the Exchange Agreement, the Noteholders have delivered one or more consent letters executed by Cede & Co, the registered Holder of the Notes, on behalf of the Noteholders (collectively, the “Noteholder Consents”) to supplement the Indenture to effect the amendments set forth in Sections 2, 3, 4 and 5 hereof (collectively, the “Amendments”) on the terms set forth herein, including that this Second Supplemental Indenture shall be in full force and effect on the date first written above and such Amendments shall become operative with respect to the Indenture only if the Closing (as defined in the Exchange Agreement) shall occur (such Closing, the “Operative Time”);

WHEREAS, subject to certain exceptions, Section 1002 of the First Supplemental Indenture provides, among other things, that the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Securities Guarantees and the Notes (and the Company and the Guarantors desire to amend and supplement the Indenture, the Securities Guarantees and the Notes as provided herein) with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding voting as a single class;

WHEREAS, the Noteholders beneficially own $130,552,000, or 56.7% of the $230,200,000 aggregate principal amount of the issued and outstanding Notes, Cede & Co. has executed the Noteholder Consents in respect of such aggregate principal amount, and accordingly the Holder of at least a majority in aggregate principal amount of the outstanding Notes for the purposes of Section 1002 of the First Supplemental Indenture has duly consented to this Second Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Second Supplemental Indenture and to make this Second Supplemental Indenture valid and binding have been complied with or performed.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors, and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

B-C-A-1

2. AMENDMENTS TO SECTION 201 OF THE FIRST SUPPLEMENTAL INDENTURE. Section 201 of the First Supplemental Indenture is hereby amended at the Operative Time by deleting those definitions and cross references that, by virtue of the amendments effected in Sections 3, 4 and 5 hereof, are no longer used in the Indenture or the Notes.

3. AMENDMENTS TO SECTION 601 OF THE FIRST SUPPLEMENTAL INDENTURE.

(a) Each of the following clauses of Section 601 of the First Supplemental Indenture is hereby deleted in their entirety at the Operative Time and each such clause is replaced at such time with the following: “[Intentionally Omitted]” (and all references thereto in the Indenture are hereby deleted in their entirety) at such time:

•	clause (4) (failure to comply with the incurrence of indebtedness, restricted payments, change of control or asset sale covenants);

•	clause (5) (default with respect to agreements under the Indenture other than those specified in clauses (1) through (4));

•	clause (6) (payment default or cross-acceleration with respect to other material debt); and

•	clause (7) (failure to pay judgments).

(b) (i) Clause (3) of Section 601 of the First Supplemental Indenture is hereby amended at the Operative Time to delete the phrase “or to consummate a purchase of Notes when required pursuant to Section 1110 or Section 1115 of this Supplemental Indenture”; and (ii) each of clause (9) and clauses (10)(a), (b), and (c) of Section 601 of the First Supplemental Indenture is hereby amended at the Operative Time to delete the following phrase, each time it appears therein: “, any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary,”.

4. AMENDMENTS TO SECTION 901 OF THE FIRST SUPPLEMENTAL INDENTURE.

Each of clauses (3) and (4) of Section 901 of the First Supplemental Indenture is hereby deleted in its entirety at the Operative Time and each such clause is replaced at such time with the following: “[Intentionally Omitted]” (and all references thereto in the Indenture are hereby deleted in their entirety at such time), and the proviso at the end of the first paragraph of Section 901 is hereby deleted in its entirety at such time.

5. AMENDMENTS TO ARTICLE 11 OF THE FIRST SUPPLEMENTAL INDENTURE.  Each of the following sections of the First Supplemental Indenture is hereby deleted in its entirety at the Operative Time and each such section is replaced at such time with the following: “[Intentionally Omitted]” (and all references thereto in the Indenture are hereby deleted in their entirety at such time):

•	Section 1106 “Reports”

•	Section 1107 “Payment of Taxes”

•	Section 1110 “Repurchase of Notes Upon a Change of Control”

•	Section 1111 “Incurrence of Indebtedness and Issuance of Preferred Stock”

•	Section 1112 “Restricted Payments”

•	Section 1113 “Limitation on Liens”

•	Section 1114 “Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries”

•	Section 1115 “Asset Sales”

•	Section 1116 “Transactions with Affiliates”

•	Section 1117 “Future Subsidiary Guarantees”

B-C-A-2

6. NEW YORK LAW TO GOVERN.  THE LAWS OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

7. COUNTERPARTS.  The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not affect the construction hereof.

9. INCORPORATION OF INDENTURE.  All the provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented and amended by this Agreement, shall be read, taken and construed as one and the same instrument.

10. THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein.

11. EFFECTIVENESS OF THIS SECOND SUPPLEMENTAL INDENTURE.  Upon the execution of this Second Supplemental Indenture by the Company, the Guarantors, and the Trustee, the Indenture shall be amended and supplemented in accordance herewith, and this Second Supplemental Indenture shall form a part of the Indenture for all purposes, and the parties hereto and every Holder of Notes shall be bound hereby; provided, however, that the Amendments will not become effective and operative unless and until the Operative Time shall have occurred, at which time such Amendments shall immediately become effective and operative for all purposes of the Indenture without further action by any Person, and simultaneously therewith the Notes and the Securities Guarantees shall be deemed supplemented and amended for all purposes, as and to the same extent as the Indenture has been supplemented and amended hereby. In the event that the Exchange Agreement is terminated without the Closing having occurred, the Amendments will not become effective and operative, and this Supplemental Indenture shall immediately upon such termination be of no further force or effect. The Company shall give the Trustee prompt written notice of the occurrence of the Operative Time or the termination of the Exchange Agreement. For the avoidance of doubt, nothing in this Second Supplemental Indenture shall effect in any way the deletion and replacement, or intentional omission, of any Article, Section, clause or other provision of the Base Indenture specified in Section 102 of the First Supplemental Indenture, which Section 102 shall remain in full force and effect subject only to the amendments specified in this Second Supplemental Indenture, or amend the Base Indenture as it may apply to any Securities other than the Notes.

B-C-A-3

Exhibit A

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and delivered, all as of the date first above written.

Dated: [●], 2016

APPROACH RESOURCES INC., as the Company

By:
Name: [●]
Title: [●]

GUARANTORS

[●]

By:
Name: [●]
Title: [●]

[GUARANTOR SIGNATURE BLOCKS TO BE ADDED]

TRUSTEE

Wilmington Trust, National Association,
as Trustee

By:
Authorized Signatory

B-C-A-4

Exhibit B

The Consent Letters

Instructions:

Please complete the form below as needed to indicate the action desired for owned issues.

All submissions must be on the participant’s letterhead and must have that participant’s medallion stamp.

You must submit completed forms via the WINS application. A user guide to the process can be found here: http://www.dtcc.com/~/media/Files/Downloads/Settlement-Asset-Services/Issuer%20Services/WINS-User-Guide-Demand-and-Dissents.pdf

For questions or additional forms, send requests via electronic mail to:

demandanddissent@dtcc.com

CONSENT OF NOTEHOLDER

TO SUPPLEMENTAL INDENTURE

Date: November 2, 2016

The Depository Trust Company

Proxy Department

55 Water Street-25th Floor

New York, NY 10041

Attention: Demand and Dissent

Re:	Approach Resources Inc.7.00% Senior Notes due 2021 - CUSIP: 03834A AA1
[Insert DTC Participant Name & Account Number]

Dear Partner:

Please cause your nominee, Cede & Co., to sign one copy of the attached letter (the “Consent Letter”) in order to enable our customer to exercise its right to consent with respect to $[●] principal amount of the above-referenced securities credited to our DTC Participant account on the date hereof.

In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned hereby certifies to DTC and Cede & Co, that the information and facts set forth in the Consent Letter are true and correct, including the following:

1.	The aggregate principal amount of the securities credited to our DTC Participant account that are beneficially owned by our customer, and

2.	There have been no prior requests to DTC or Cede & Co, for execution of a letter similar to the attached Consent Letter with respect to the principal amount of securities referred to therein.

The undersigned understands that letters similar to the attached Consent Letter are being forwarded by other beneficial owners of the above-referenced securities whose holdings, together with the principal amount referred to above, constitute a majority of the principal amount of the above-referenced securities now outstanding.

Please make the Consent Letter available for pick-up by [●].

Very truly yours,

[INSERT NAME OF DTC PARTICIPANT]

By:
Name:
Title:

Medallion Stamp

CONSENT OF NOTEHOLDER

TO SUPPLEMENTAL INDENTURE

Date: November 2, 2016

Approach Resources Inc.

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas

Attn: Josh Dazey, Vice President, General Counsel and Assistant Secretary

RE:	Approach Resources Inc.7.00% Senior Notes due 2021 - CUSIP: 03834A AA1 (the “Notes”)

Reference is made to the base indenture, dated as of June 11, 2013, by and among Approach Resources Inc., a Delaware corporation (the “Company”), the guarantors party thereto, and Wilmington Trust, National Association, as successor trustee (the “Trustee”), as amended, supplemented, restated or otherwise modified from time to time (the “Base Indenture”), and the First Supplemental Indenture to the Base Indenture, dated as of June 11, 2013, by and among the Company, the guarantors party thereto and the Trustee, as amended, supplemented, restated or otherwise modified from time to time (the “First Supplemental Indenture” and, collectively with the Base Indenture, the “Indenture”), pursuant to which the Notes were issued.

The undersigned Beneficial Owner (as defined below) hereby represents and warrants that the undersigned is the Beneficial Owner of the Notes of the above-referenced issue in the principal amount stated below. At the request of Participant, on behalf of the undersigned Beneficial Owner of the Notes, Cede & Co., as the registered Holder of the Notes, hereby consents to amendments (the “Amendments”) to the Indenture that, if and when they become effective, will:

1.	delete in their entirety the following sections of the First Supplemental Indenture: Section 1106; Section 1107; Section 1110; Section 1111; Section 1112; Section 1113; Section 1114; Section 1115; Section 1116; and Section 1117;

2.	delete in their entirety clauses (4), (5), (6) and (7) of Section 601 of the First Supplemental Indenture and clauses (3) and (4) of Section 901 of the Indenture;

3.	delete the phrase “or to consummate a purchase of Notes when required pursuant to Section 1110 or Section 1115 of this Supplemental Indenture” from clause (3) of Section 601 of the First Supplemental Indenture;

4.	delete the phrase “, any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary,” from each of clause (9) and clauses (10)(a), (b), and (c) of Section 601 of the First Supplemental Indenture each time it appears therein; and

5.	delete those definitions and cross references in Section 201 of the First Supplemental Indenture that, by virtue of the foregoing amendments, are no longer used in the Indenture or the Notes.

The Amendments will be set forth in a Second Supplemental Indenture to the Indenture, attached hereto as Annex A, and will become effective only at the time, and subject to the conditions precedent, specified therein.

This letter should be read in conjunction with similar letters which the undersigned understands are being forwarded by other Beneficial Owners of the Notes whose holdings, together with the principal amount of the Notes specified below, constitute a majority of the principal amount of the Notes now outstanding. Accordingly, for the purposes of Section 1002 of the First Supplemental Indenture, the undersigned, together with other Beneficial Owners of the Notes which together aggregate in excess of 50% of the principal amount of the Notes, will have duly consented to the Amendments.

While Cede & Co., is furnishing this consent letter as the registered Holder of the Notes, it does so at the request of the Participant and only as a nominal party for the true party in interest, Wilks Brothers, LLC (the “Beneficial Owner”). Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that the Beneficial Owner is not denied its rights to consent to the Amendments as the beneficial owner of the

Notes, and Cede & Co. assumes no further responsibility in this matter. This Consent, and every proxy or agency authority granted herein, is coupled with an interest and is irrevocable, is a continuing consent as such term is used in the Indenture and shall bind every Holder, now or hereafter, of the Notes.

Very truly yours,
Cede & Co

BY:

A.	EXECUTION BY BENEFICIAL OWNER

The undersigned Beneficial Owner of the Notes set forth below hereby instructs the Custodian of the Notes held on behalf of the Beneficial Owner to execute this consent letter.

Name of Beneficial Owner:	Wilks Brothers, LLC

(Print Name of Authorized Signature):	Morgan D. Neff

Signature:	/s/ Morgan D. Neff

(Print Name of Authorized Signature):	Matthew D. Wilks

Signature:	/s/ Matthew D. Wilks

Address:	17010 IH-20, Cisco, Texas 6437, Attention Morgan Neff and Matt Wilks

Phone:	(817) 850-3698

Fax:

Total Principal Amount Owned:

B.	EXECUTION BY CUSTODIAN (DTC PARTICIPANT)

The undersigned Custodian (DTC Participant) hereby executes this consent letter pursuant to the instructions set forth above by the Beneficial Owner.

Name of Custodian:

(Print Name of Authorized Signature):

Signature:

Address:

Phone:

Fax:

Total Principal Amount With Respect

to Which This Demand Letter is Given:

C.	EXECUTION BY REGISTERED HOLDER

The undersigned Registered Holder hereby executes this consent letter pursuant to the instructions of the Custodian (DTC Participant).

Name of Registered Holder:	Cede & Co.

(Print Name of Authorized Signature):

Signature:

Address:	c/o The Depository Trust Company 55 Water Street

New York, New York 10041

Phone:	(212)

Fax:	(212)

Total Principal Amount With Respect

To Which This Demand Letter is given:

Instructions:

Please complete the form below as needed to indicate the action desired for owned issues.

All submissions must be on the participant’s letterhead and must have that participant’s medallion stamp.

You must submit completed forms via the WINS application. A user guide to the process can be found here: http://www.dtcc.com/~/media/Files/Downloads/Settlement-Asset-Services/Issuer%20Services/WINS-User-Guide-Demand-and-Dissents.pdf

For questions or additional forms, send requests via electronic mail to:

demandanddissent@dtcc.com

CONSENT OF NOTEHOLDER

TO SUPPLEMENTAL INDENTURE

Date: November 2, 2016

The Depository Trust Company

Proxy Department

55 Water Street-25th Floor

New York, NY 10041

Attention: Demand and Dissent

Re:	Approach Resources Inc.7.00% Senior Notes due 2021 - CUSIP: 03834A AA1
[Insert DTC Participant Name & Account Number]

Dear Partner:

Please cause your nominee, Cede & Co., to sign one copy of the attached letter (the “Consent Letter”) in order to enable our customer to exercise its right to consent with respect to $[●] principal amount of the above-referenced securities credited to our DTC Participant account on the date hereof.

In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned hereby certifies to DTC and Cede & Co, that the information and facts set forth in the Consent Letter are true and correct, including the following:

1.	The aggregate principal amount of the securities credited to our DTC Participant account that are beneficially owned by our customer, and

2.	There have been no prior requests to DTC or Cede & Co, for execution of a letter similar to the attached Consent Letter with respect to the principal amount of securities referred to therein.

The undersigned understands that letters similar to the attached Consent Letter are being forwarded by other beneficial owners of the above-referenced securities whose holdings, together with the principal amount referred to above, constitute a majority of the principal amount of the above-referenced securities now outstanding.

Please make the Consent Letter available for pick-up by [●].

Very truly yours,
[INSERT NAME OF DTC PARTICIPANT]

By:
Name:
Title:

Medallion Stamp

2

CONSENT OF NOTEHOLDER

TO SUPPLEMENTAL INDENTURE

Date: November 2, 2016

Approach Resources Inc.

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas

Attn: Josh Dazey, Vice President, General Counsel and Assistant Secretary

RE: Approach Resources Inc.7.00% Senior Notes due 2021 - CUSIP: 03834A AA1 (the “Notes”)

Reference is made to the base indenture, dated as of June 11, 2013, by and among Approach Resources Inc., a Delaware corporation (the “Company”), the guarantors party thereto, and Wilmington Trust, National Association, as successor trustee (the “Trustee”), as amended, supplemented, restated or otherwise modified from time to time (the “Base Indenture”), and the First Supplemental Indenture to the Base Indenture, dated as of June 11, 2013, by and among the Company, the guarantors party thereto and the Trustee, as amended, supplemented, restated or otherwise modified from time to time (the “First Supplemental Indenture” and, collectively with the Base Indenture, the “Indenture”), pursuant to which the Notes were issued.

The undersigned Beneficial Owner (as defined below) hereby represents and warrants that the undersigned is the Beneficial Owner of the Notes of the above-referenced issue in the principal amount stated below. At the request of Participant, on behalf of the undersigned Beneficial Owner of the Notes, Cede & Co., as the registered Holder of the Notes, hereby consents to amendments (the “Amendments”) to the Indenture that, if and when they become effective, will:

1.	delete in their entirety the following sections of the First Supplemental Indenture: Section 1106; Section 1107; Section 1110; Section 1111; Section 1112; Section 1113; Section 1114; Section 1115; Section 1116; and Section 1117;

2.	delete in their entirety clauses (4), (5), (6) and (7) of Section 601 of the First Supplemental Indenture and clauses (3) and (4) of Section 901 of the Indenture;

3.	delete the phrase “or to consummate a purchase of Notes when required pursuant to Section 1110 or Section 1115 of this Supplemental Indenture” from clause (3) of Section 601 of the First Supplemental Indenture;

4.	delete the phrase “, any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary,” from each of clause (9) and clauses (10)(a), (b), and (c) of Section 601 of the First Supplemental Indenture each time it appears therein; and

5.	delete those definitions and cross references in Section 201 of the First Supplemental Indenture that, by virtue of the foregoing amendments, are no longer used in the Indenture or the Notes.

The Amendments will be set forth in a Second Supplemental Indenture to the Indenture, attached hereto as Annex A, and will become effective only at the time, and subject to the conditions precedent, specified therein.

This letter should be read in conjunction with similar letters which the undersigned understands are being forwarded by other Beneficial Owners of the Notes whose holdings, together with the principal amount of the Notes specified below, constitute a majority of the principal amount of the Notes now outstanding. Accordingly, for the purposes of Section 1002 of the First Supplemental Indenture, the undersigned, together with other Beneficial Owners of the Notes which together aggregate in excess of 50% of the principal amount of the Notes, will have duly consented to the Amendments.

While Cede & Co., is furnishing this consent letter as the registered Holder of the Notes, it does so at the request of the Participant and only as a nominal party for the true party in interest, SDW Investments, LLC (the “Beneficial

3

Owner”). Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that the Beneficial Owner is not denied its rights to consent to the Amendments as the beneficial owner of the Notes, and Cede & Co. assumes no further responsibility in this matter. This Consent, and every proxy or agency authority granted herein, is coupled with an interest and is irrevocable, is a continuing consent as such term is used in the Indenture and shall bind every Holder, now or hereafter, of the Notes.

Very truly yours,

Cede & Co

BY:

4

A.	EXECUTION BY BENEFICIAL OWNER

The undersigned Beneficial Owner of the Notes set forth below hereby instructs the Custodian of the Notes held on behalf of the Beneficial Owner to execute this consent letter.

Name of Beneficial Owner:	SDW Investments, LLC

(Print Name of Authorized Signature):	Morgan D. Neff

Signature:	/s/ Morgan D. Neff

(Print Name of Authorized Signature):	Matthew D. Wilks

Signature:	/s/ Matthew D. Wilks

Address:	17010 IH-20, Cisco, Texas 6437, Attention Morgan Neff and Matt Wilks

Phone:	(817) 850-3698

Fax:

Total Principal Amount Owned:

B.	EXECUTION BY CUSTODIAN (DTC PARTICIPANT)

The undersigned Custodian (DTC Participant) hereby executes this consent letter pursuant to the instructions set forth above by the Beneficial Owner.

Name of Custodian:

(Print Name of Authorized Signature):

Signature:

Address:

Phone:

Fax:

Total Principal Amount With Respect

to Which This Demand Letter is Given:

C.	EXECUTION BY REGISTERED HOLDER

The undersigned Registered Holder hereby executes this consent letter pursuant to the instructions of the Custodian (DTC Participant).

Name of Registered Holder:	Cede & Co.

(Print Name of Authorized Signature):

Signature:

Address:	c/o The Depository Trust Company 55 Water Street

New York, New York 10041

Phone:	(212)

Fax:	(212)

Total Principal Amount With Respect

To Which This Demand Letter is given:

5

Exhibit D

Charter Amendment

EXHIBIT D

CERTIFICATE OF AMENDMENT

OF

RESTATED

CERTIFICATE OF INCORPORATION

OF

APPROACH RESOURCES INC.

Approach Resources Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Approach Resources Inc.

2. The Board of Directors of the Corporation, acting in accordance with the provisions of Section 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend Section 4.1 of the Restated Certificate of Incorporation of the Corporation so that the first paragraph thereof is hereby amended and replaced as follows:

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 190,000,000, of which 180,000,000 of such shares shall be Common Stock, all of one class, having a par value of $0.01 per share (“Common Stock”), and 10,000,000 of such shares shall be Preferred Stock, having a par value of $0.01 per share (“Preferred Stock”).

3. This Certificate of Amendment was submitted to the stockholders of the Corporation and was duly adopted by the required vote of stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law.

4. This Certificate of Amendment shall become effective immediately upon being duly filed with the Secretary of State of the State of Delaware.

B-D-1

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment as of [●], 201[●].

APPROACH RESOURCES INC.

By:
J. Ross Craft
Chief Executive Officer

CERTIFICATE OF AMENDMENT

B-D-2

Exhibit E

Company Closing Certificate

OFFICER’S CERTIFICATE

of

APPROACH RESOURCES INC.

[●]

This Officer’s Certificate (this “Certificate”) is delivered by Approach Resources Inc., a Delaware corporation (the “Company”), to each of Wilks Brothers, LLC, a Texas limited liability company (“Wilks Brothers”) and SDW Investments, LLC, a Texas limited liability company (“SDW”) (Wilks Brothers and SDW, collectively, the “Noteholders” and each, a “Noteholder”), pursuant to Section 6.b.(iii) of that certain Exchange Agreement, dated November 2, 2016 (the “Exchange Agreement”), by and between the Company and the Noteholders. Capitalized terms used herein, and not otherwise defined herein, have the respective meanings given to such terms in the Exchange Agreement.

The undersigned officer of the Company hereby certifies on behalf of the Company, solely in his capacity as an authorized officer of the Company, and not in any individual capacity, as follows:

1.	Each of the representations and warranties of the Company contained in Section 4.d(i) were true and correct in all respects (other than in respect of de minimis inaccuracies) as of the date of the Exchange Agreement, and the representations and warranties of the Company contained in Section 4.d.(ii) were true and correct in all material respects on and as of the date of the Exchange Agreement and the date of Closing, with the same force and effect as though made on and as of Closing.

2.	Each of the representations and warranties of the Company contained in Section 4 of the Exchange Agreement (other than those contained in Section 4.d.(i) and Section 4.d.(ii)) were true and correct in all respects on and as of the date of the Exchange Agreement and the date of Closing, with the same force and effect as though made on and as of Closing, except (A) to the extent that any representation or warranty is made as of specified date, in which case such representation or warranty shall be true and correct as of such specified date, and (B) for such failures to be true and correct (without giving effect to any limitation as to “materiality” or Material Adverse Effect” set forth in any individual representation or warranty) that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

3.	The Company has complied with and performed in all material respects all covenants and agreements required to be performed or complied with by it under the Exchange Agreement at or prior to the Closing, except for the covenants set forth in Section 2.a. and Section 5.e. of the Exchange Agreement (to the extent required to be complied with at or prior to the Closing), which the Company has performed and complied with in all respects.

4.	To the undersigned’s knowledge, as of the date of this Certificate the condition specified in Section 6.b.(vi) of the Exchange Agreement is satisfied.

5.	As of the date of this Certificate the condition specified in Section 6.b.(vii) of the Exchange Agreement is satisfied.

[Remainder of Page Intentionally Left Blank]

B-E-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of the date first stated above.

APPROACH RESOURCES INC.

By:
Name:
Title:

[OFFICER’S CERTIFICATE OF THE COMPANY]

B-E-2

Exhibit F

Noteholders Closing Certificate

OFFICER’S CERTIFICATE

of

WILKS BROTHERS, LLC

and

SDW INVESTMENTS, LLC

[●]

This Officer’s Certificate (this “Certificate”) is delivered by each of Wilks Brothers, LLC, a Texas limited liability company (“Wilks Brothers”) and SDW Investments, LLC, a Texas limited liability company (“SDW”) (Wilks Brothers and SDW, collectively, the “Noteholders” and each, a “Noteholder”), to Approach Resources Inc., a Delaware corporation (the “Company”), pursuant to Section 6.c.(iii) of that certain Exchange Agreement, dated November 2, 2016 (the “Exchange Agreement”), by and between the Company and the Noteholders. Capitalized terms used herein, and not otherwise defined herein, have the respective meanings given to such terms in the Exchange Agreement.

The undersigned officer of each of the Noteholders hereby certifies on behalf of each of the Noteholders, solely in his capacity as an authorized officer of each of the Noteholders, and not in any individual capacity, as follows:

1.	Each of the representations and warranties of each Noteholder contained in Section 3.a. were true and correct in all respects, and all other representations and warranties of each Noteholder contained in Section 3 were true and correct in all material respects on and as of the date of the Exchange Agreement and the date of Closing, with the same force and effect as though made on and as of Closing.

2.	Each Noteholder has complied with and performed in all material respects all covenants and agreements required to be performed or complied with by it under the Exchange Agreement at or prior to the Closing, except for the covenants set forth in Section 2.b. of the Exchange Agreement, which the Company has performed and complied with in all respects.

B-F-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of the date first stated above.

WILKS BROTHERS, LLC

By:
Name:
Title:

By:
Name:
Title:

SDW INVESTMENTS, LLC

By:
Name:
Title:

By:
Name:
Title:

[OFFICER’S CERTIFICATE OF THE NOTEHOLDERS]

B-F-2

Annex C

CERTIFICATE OF AMENDMENT

OF

RESTATED

CERTIFICATE OF INCORPORATION

OF

APPROACH RESOURCES INC.

Approach Resources Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Approach Resources Inc.

2. The Board of Directors of the Corporation, acting in accordance with the provisions of Section 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend Section 4.1 of the Restated Certificate of Incorporation of the Corporation so that the first paragraph thereof is hereby amended and replaced as follows:

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 190,000,000, of which 180,000,000 of such shares shall be Common Stock, all of one class, having a par value of $0.01 per share (“Common Stock”), and 10,000,000 of such shares shall be Preferred Stock, having a par value of $0.01 per share (“Preferred Stock”).

3. This Certificate of Amendment was submitted to the stockholders of the Corporation and was duly adopted by the required vote of stockholders of the Corporation in accordance with Section 242 of the Delaware General Corporation Law.

4. This Certificate of Amendment shall become effective immediately upon being duly filed with the Secretary of State of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment as of [●], 201[●].

APPROACH RESOURCES INC.

By:
J. Ross Craft
Chief Executive Officer

CERTIFICATE OF AMENDMENT

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APPROACH RESOURCES INC. 6500 WEST FREEWAY, SUITE 800 ONE RIDGMAR CENTRE FORT WORTH, TEXAS 76116

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

____ ____ ____ ____ ____ ____

CONTROL # g	0000000000000000

NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.					For	Against	Abstain
1	The issuance of shares of Common Stock in connection with the Initial Exchange and the Follow-On Exchange Offer pursuant to NASDAQ Stock Market Rules 5635(b) and 5635(d)				☐	☐	☐
2	The amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 180,000,000 shares				☐	☐	☐
3

The approval of an adjournment of the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies for proposals 1 and 2 if there are not sufficient votes at the time of the Special Meeting cast in favor of one or both

					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)		Yes	No ☐
Please indicate if you plan to attend this meeting		☐	☐		Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES
			JOB #			CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

Approach Resources Inc. Special Meeting of Stockholders ( ), 2017 ( ) AM (Central Time) This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints J. Ross Craft and J. Curtis Henderson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Approach Resources Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at (    ) AM, (Central Time) on (    ) , 2017 at One Ridgmar Centre, 6500 West Freeway, Suite 800, Fort Worth, Texas 76116, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side